As filed with the Securities and Exchange Commission on December 29, 2003.
                    Registration Nos. 033-54642 and 811-07342


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /x/
                           PRE-EFFECTIVE AMENDMENT NO.                     / /
                         POST-EFFECTIVE AMENDMENT NO. 100                  /x/

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/
                                AMENDMENT NO. 101                           /x/


                         J.P. MORGAN INSTITUTIONAL FUNDS
                     (formerly The JPM Institutional Funds)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                      (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 1 800-348-4782

             Judy R. Bartlett, c/o J.P. Morgan Funds Distributor, Inc.
                       522 Fifth Avenue, New York, NY 10036
                     (Name and Address of Agent for Service)
                        Copy to:  John E. Baumgardner, Jr.,
                                  Sullivan & Cromwell
                                  125 Broad Street
                                  New York, New York 10004


It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485 (b).

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[GRAPHIC]

JPMORGAN FUNDS



PROSPECTUS DECEMBER 29 2003



JPMORGAN INCOME FUNDS

CLASS A, CLASS B AND CLASS C SHARES


BOND FUND


BOND FUND II (CLASS A AND CLASS B)


GLOBAL STRATEGIC INCOME FUND (CLASS A)

SHORT TERM BOND FUND (CLASS A)


SHORT TERM BOND FUND II (CLASS A)

STRATEGIC INCOME FUND

U.S. TREASURY INCOME FUND (CLASS A AND CLASS B)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING LOGO]
ASSET MANAGEMENT

[JPMORGAN FLEMING LOGO]
ASSET MANAGEMENT


CONTENTS


Bond Fund                                                   1

Bond Fund II                                                7

Global Strategic Income Fund                               13

Short Term Bond Fund                                       19

Short Term Bond Fund II                                    25

Strategic Income Fund                                      31

U.S. Treasury Income Fund                                  37

Funds' Management and Administration                       42

How Your Account Works                                     44

    Know Which Classes to Buy                              44

    About Sales Charges                                    44

    Buying Fund Shares                                     47

    Selling Fund Shares                                    48

    Exchanging Fund Shares                                 49

    Other Information Concerning the Funds                 50

    Distributions and Taxes                                50

Shareholder Services                                       53

Investments                                                54

Risk and Reward Elements                                   56

Financial Highlights                                       62

How To Reach Us                                    BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 54-60.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.


Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly

                                                     PROSPECTUS DECEMBER 29 2003

depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-   want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index (formerly known as the Salomon Smith Barney Broad Investment Grade Bond Index), each a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index. In the past, the Fund has compared its performance to the Citigroup Broad Investment Grade Bond Index, but will now compare its performance to the Lehman Aggregate Bond Index. The adviser believes the Lehman Aggregate Bond Index is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993             9.87%
1994            -2.97%
1995            18.17%
1996             3.13%
1997             9.13%
1998             7.36%
1999            -0.73%
2000            10.62%
2001             7.19%
2002             9.02%

BEST QUARTER 2nd quarter, 1995      6.25%
-----------------------------------------
WORST QUARTER 1st quarter, 1994    -2.39%
-----------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 3.89%.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A and B Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A and B Shares) from 7/12/93 to 9/10/01. Returns for the period 1/1/93 through 7/12/93 reflect performance of the Pierpont Bond Fund, the Fund's predecessor. The performance for the period before Class C Shares were launched is based on Class B Shares of the Fund. Class C Shares were launched on 3/31/03. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than the above referenced feeder and predecessor.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                               PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   4.12%            5.65%            6.43%
Return After Taxes on Distributions                                   2.48%            3.28%            3.83%
Return After Taxes on Distributions and Sale of Fund Shares           2.53%            3.31%            3.82%
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   2.68%            5.99%            6.76%
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   6.68%            6.30%            6.76%
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                10.27%            7.54%            7.51%
------------------------------------------------------------------------------------------------------------
CITIGROUP BROAD INVESTMENT GRADE BOND INDEX^
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                10.09%            7.52%            7.53%
------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX^
  (REFLECTS NO DEDUCTION FOR TAXES)                                   8.31%            6.73%            6.87%



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.


^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
  SHOWN AS % OF THE OFFERING PRICE*                                   4.50%            NONE             NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
  OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                   NONE**           5.00%            1.00%



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)


(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                   CLASS A SHARES(1)  CLASS B SHARES(1)  CLASS C SHARES(2)
----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                 0.30               0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                  0.25               0.75               0.75
SHAREHOLDER SERVICE FEES                                        0.25               0.25               0.25
OTHER EXPENSES                                                  0.79               0.84               0.84
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 1.59               2.14               2.14
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(3)                      (0.84)             (0.64)             (0.64)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(3)                                                 0.75               1.50               1.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) "Other Expenses" are based on estimated expenses for the current fiscal year.

(3) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)                         523        851      1,201      2,186
--------------------------------------------------------------------------------
CLASS B SHARES** ($)                        653        908      1,291      2,282***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)                        253        608      1,091      2,422


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                          153        608      1,091      2,282***
--------------------------------------------------------------------------------
CLASS C SHARES ($)                          153        608      1,091      2,422


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN BOND FUND II

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 54-60.


THE FUND'S OBJECTIVE

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in investment grade bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its Assets in debt securities rated at least "A" or the equivalent from Moody's, S&P, Fitch, or another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


The Fund's Board of Trustees may change any of these investment policies (except for its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities in the ratings categories Baa3 by Moody's or BBB- by S&P or the equivalent by another national rating organization may have fewer protective provisions and are generally more risky than higher-rated investment grade securities.


The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-   want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Corporate Debt A-Rated Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares, or the contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993            11.40%
1994            -3.83%
1995            18.51%
1996             3.20%
1997             8.81%
1998             7.94%
1999            -1.05%
2000            10.08%
2001             7.53%
2002             9.64%

BEST QUARTER 2nd quarter, 1995      5.86%
-----------------------------------------
WORST QUARTER 1st quarter, 1994    -2.76%
-----------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 3.07%.

* The Fund's performance in the table for the period before Classes A and B were launched on 3/2/01 and the Fund's performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund. During this period, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. On 1/1/97, the Fund received the assets of three common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund's Select Class Shares before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Select Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                               PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   4.71%            5.76%            6.55%
Return After Taxes on Distributions                                   2.95%            3.37%             N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares           2.97%            3.39%             N/A(1)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   3.71%            6.09%            6.87%
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                10.27%            7.54%            7.51%
------------------------------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED FUNDS INDEX^
  (REFLECTS NO DEDUCTION FOR TAXES)                                   8.56%            6.29%            6.90%



After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES


The expenses of Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                             CLASS A SHARES   CLASS B SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
  SHOWN AS % OF THE OFFERING PRICE*                                                    4.50%            NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
  OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                    NONE**           5.00%



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                                    CLASS A          CLASS B
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                        0.30             0.30
DISTRIBUTION (RULE 12b-1) FEES                                                         0.25             0.75
SHAREHOLDER SERVICE FEES                                                               0.25             0.25
OTHER EXPENSES(1)                                                                      0.36             0.37
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                        1.16             1.67
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                             (0.41)           (0.17)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                        0.75             1.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A and B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.50%, respectively, of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in the Class A and B Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A and B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)                         523        763      1,022      1,761
--------------------------------------------------------------------------------
CLASS B SHARES** ($)                        653        810      1,091      1,826***


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                          153        510      891        1,826***


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 54-60.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.


The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-   12% international non-dollar (range 0-25%)

-   35% public/private mortgages (range 20-45%)


-   23% public/private corporates (range 5-25%)


-   15% emerging markets (range 0-25%)


-   15% high yield corporates (range 13-33%)


Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio.

 The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    2.31%
1999    2.08%
2000    7.55%
2001    2.60%
2002    5.14%


BEST QUARTER 4th quarter, 2002          3.76%
---------------------------------------------
WORST QUARTER 3rd quarter, 2001        -2.01%
---------------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 6.67%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                               PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   0.41%            2.96%            3.98%
Return After Taxes on Distributions                                  -1.96%            0.19%            1.17%
Return After Taxes on Distributions and Sale of Fund Shares           0.21%            0.95%            1.76%
-------------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                10.27%            7.54%            8.36%
-------------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX^
  (REFLECTS NO DEDUCTION FOR TAXES)                                   6.49%            2.31%            3.53%
-------------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.


(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                              CLASS A SHARES
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
  SHOWN AS % OF THE OFFERING PRICE*                                                                     4.50%
----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
  OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                     NONE**



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                          0.45
DISTRIBUTION (RULE 12b-1) FEES                                                           0.25
SHAREHOLDER SERVICE FEES                                                                 0.25
-------------------------------------------------------------------------------------------------
OTHER EXPENSES(1)                                                                        6.31
-------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                          7.26
-------------------------------------------------------------------------------------------------
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                               (6.01)
-------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                          1.25



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:


-    $10,000 initial investment,

-    5% return each year, and


- net expenses for Class A Shares of 1.25% through 12/31/04, and 2.25% through 12/31/13.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.



                                          1 YEAR             3 YEARS             5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------------------
YOUR COST* ($)
  (WITH OR WITHOUT REDEMPTION)               572               1,030               1,514                 2,844



*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 54-60.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage- related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, including at least 75% "A" or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994       0.11%
1995      10.58%
1996       9.94%
1997       6.14%
1998       6.84%
1999       2.81%
2000       7.03%
2001       7.05%
2002       5.21%

BEST QUARTER 2nd quarter, 1995           3.41%
----------------------------------------------
WORST QUARTER 1st quarter, 1994         -0.54%
----------------------------------------------


The Fund's year-to-date total return as of 9/30/03 was  1.59%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 7/8/93 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                               PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   3.64%            5.46%            5.28%
Return After Taxes on Distributions                                   2.12%            3.28%            3.10%
Return After Taxes on Distributions and Sale of Fund Shares           2.39%            3.29%            3.12%
----------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX^
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 5.76%            6.40%            6.03%
----------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX^
  (REFLECTS NO DEDUCTION FOR TAXES)                                   4.36%            5.58%            5.50%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 7/8/93. Performance for the benchmarks is from 7/31/93.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                 CLASS A SHARES
----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
  SHOWN AS % OF THE OFFERING PRICE*                                                        1.50%
----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
  OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                         NONE



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                                    0.25
DISTRIBUTION (RULE 12b-1) FEES                                                     0.25
SHAREHOLDER SERVICE FEES                                                           0.25
OTHER EXPENSES(1)                                                                  0.35
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                    1.10
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                         (0.35)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                    0.75



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.



                                          1 YEAR             3 YEARS             5 YEARS              10 YEARS
----------------------------------------------------------------------------------------------------------------
YOUR COST* ($)
  (WITH OR WITHOUT REDEMPTION)               225                 460                 714                 1,439


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN SHORT TERM BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 54-60.


THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.


INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


 Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.


The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

 WHO MAY WANT TO INVEST


 The Fund is designed for Investors who:

 - want to add an income investment to further diversify a portfolio


 - want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds


 - want an investment that pays monthly dividends

 The Fund is NOT designed for investors who:

 - are investing for aggressive long-term growth

 - require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

    1993    4.54%
    1994    2.38%
    1995    8.22%
    1996    5.29%
    1997    5.82%
    1998    5.21%
    1999    2.68%
    2000    7.13%
    2001    7.01%
    2002    5.14%

BEST QUARTER 3rd quarter, 2001      3.02%
-----------------------------------------
WORST QUARTER 1st quarter, 1994     0.10%
-----------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 1.55%.


* The performance of Class A Shares for the period before Class A Shares were launched on 5/6/96 is based on the performance of the Select Class Shares of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                 PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   3.61%            5.11%            5.16%
Return After Taxes on Distributions                                   2.37%            3.19%            3.11%
Return After Taxes on Distributions and Sale of Fund Shares           2.26%            3.14%            3.10%
-------------------------------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX^
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 6.01%            6.51%            6.08%
-------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX^
  (REFLECTS NO DEDUCTION FOR TAXES)                                   4.36%            5.58%            5.69%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.


^ Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                           CLASS A SHARES
-----------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
  SHOWN AS % OF THE OFFERING PRICE*                                                 1.50%
-----------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
  OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                  NONE


* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

 ANNUAL OPERATING EXPENSES (%)
 (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


 MANAGEMENT FEES                                                            0.25
 DISTRIBUTION (RULE 12b-1) FEES                                             0.25
 SHAREHOLDER SERVICE FEES                                                   0.25
 OTHER EXPENSES(1)                                                          0.21
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                            0.96
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.21)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                            0.75



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A Shares and your actual costs may be higher or lower.



                                          1 YEAR             3 YEARS             5 YEARS              10 YEARS
--------------------------------------------------------------------------------------------------------------
 YOUR COST* ($)
 (WITH OR WITHOUT REDEMPTION)                225                 431                 653                 1,292


* Assumes sales charge is deducted when shares are purchased.

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 54-60.


THE FUND'S OBJECTIVE
The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.


- Debt securities of foreign governments and companies including those located in emerging market countries. The Fund may invest only up to 30% of its net assets in issuers located in emerging market countries.


- High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


Under normal circumstances, the Fund will invest between 25% and 40% of its net assets in each of the three sectors. There is no limit on investment in securities issued by the U.S. government or its agencies or authorities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, JPMIM, expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its net assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its net assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may also invest in high-quality short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies with the exception of shares of money market funds.

The Fund's Board of Trustees may change any of these investment policies (except for its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

 BEFORE YOU INVEST

 Investors considering the Fund should understand that:

 - There is no assurance that the Fund will meet its investment objective.

 - The Fund does not represent a complete investment program.

 FREQUENCY OF TRADING

 How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


The Fund may use leverage, which increases the risk of loss of capital.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


 WHO MAY WANT TO INVEST


 The Fund is designed for investors who:


 -  want to add an income investment to further diversify a portfolio

 - want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

 -  want an investment that pays monthly dividends

 The Fund is NOT designed for investors who:

 - are investing for aggressive long-term growth

 - require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

    1999    6.39%
    2000    1.40%
    2001    4.07%
    2002    4.92%


BEST QUARTER 4th quarter, 2002     4.22%
----------------------------------------
WORST QUARTER 2nd quarter, 2002   -0.97%
----------------------------------------



The Fund's year-to-date total return as of 9/30/03 was 7.98%.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002(1)



                                                                                 PAST 1 YEAR     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                                    0.25%            2.72%

Return After Taxes on Distributions                                                   -1.85%           -0.10%

Return After Taxes on Distributions and Sale of Fund Shares                            0.11%            0.74%
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                                   -0.49%            3.11%
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                                    3.38%            3.49%
-------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 10.27%            7.18%
-------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX^
  (REFLECTS NO DEDUCTION FOR TAXES)                                                    6.49%            2.49%



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1) The Fund commenced operations on 11/30/98.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                             CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
  SHOWN AS % OF THE OFFERING PRICE*                                    4.50%            NONE            NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
  OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**           5.00%           1.00%



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

 ANNUAL OPERATING EXPENSES (%)
 (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
 MANAGEMENT FEES                                                        0.50             0.50             0.50
 DISTRIBUTION (RULE 12b-1) FEES                                         0.25             0.75             0.75
 SHAREHOLDER SERVICE FEES                                               0.25             0.25             0.25
 OTHER EXPENSES(1)                                                      1.69             1.71             1.70
--------------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                        2.69             3.21             3.20
 FEE WAIVERS AND EXPENSE REIMBURSEMENT(2)                              (1.44)           (1.46)           (1.45)
--------------------------------------------------------------------------------------------------------------
 NET EXPENSES(2)                                                        1.25             1.75             1.75



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, respectively, of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.25%, 1.75% and 1.75% for Classes A, B and C Shares, respectively, through 12/31/04, and 2.25%, 2.75% and 2.75%, respectively, through 12/31/13.


This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

 IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------
 CLASS A SHARES* ($)                         572            1,030            1,514             2,844
----------------------------------------------------------------------------------------------------
 CLASS B SHARES** ($)                        678            1,059            1,566             2,887***
----------------------------------------------------------------------------------------------------
 CLASS C SHARES** ($)                        278              759            1,366             3,007


 IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------
 CLASS B SHARES ($)                          178              759            1,366             2,887***
----------------------------------------------------------------------------------------------------
 CLASS C SHARES ($)                          178              759            1,366             3,007


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 54-60.


THE FUND'S OBJECTIVE
The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in:

- debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives U.S. Treasury securities as collateral.

"Assets" means net assets plus the amount of borrowings for investment purposes.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser, JPMIM, will manage the Fund's duration according to changes in the market.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

 BEFORE YOU INVEST

 Investors considering the Fund should understand that:

 - There is no assurance that the Fund will meet its investment objective.

 - The Fund does not represent a complete investment program.

 FREQUENCY OF TRADING

 How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States, unlike U.S. Treasury securities, and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.


 WHO MAY WANT TO INVEST

 The Fund is designed for Investors who:


 - want to add an income investment to further diversify a portfolio


 - want an investment whose risk/return potential is higher than that of money market funds and typical bond funds but generally less than that of stock funds

 - want an investment that pays monthly dividends


 - are pursuing a goal of total return


 The Fund is NOT designed for investors who:

 - are investing for aggressive long-term growth

 - require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman U.S. Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Treasury Funds Average, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

    1993    10.32%
    1994    -4.46%
    1995    17.53%
    1996     1.26%
    1997     8.34%
    1998     8.78%
    1999    -2.96%
    2000    12.61%
    2001     5.98%
    2002    11.32%


BEST QUARTER 3rd quarter, 2002        6.98%
-------------------------------------------
WORST QUARTER 1st quarter, 1994      -2.98%
-------------------------------------------



The Fund's year-to-date total return as of 9/30/03 was 2.09%.


(1) The Fund's fiscal year end is 8/31.

 AVERAGE ANNUAL TOTAL RETURNS

 SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   6.30%            6.02%            6.17%
Return After Taxes on Distributions                                   4.74%            3.74%            3.73%
Return After Taxes on Distributions and Sale of Fund Shares           3.82%            3.64%            3.67%
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES*
Return Before Taxes                                                   5.36%            5.72%            5.99%
-------------------------------------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX^
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                11.50%            7.77%            7.56%
-------------------------------------------------------------------------------------------------------------
LIPPER GENERAL U.S. TREASURY FUNDS AVERAGE^
  (REFLECTS NO DEDUCTION FOR TAXES)                                   9.98%            6.62%            6.36%
-------------------------------------------------------------------------------------------------------------


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The performance for the period before Class B Shares were launched on 11/4/93 is based on the performance for Class A Shares of the Fund. During this period, the actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares.

^ Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A AND B SHARES

The investor expenses of Class A and B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                     CLASS A SHARES    CLASS B SHARES
-----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
  SHOWN AS % OF THE OFFERING PRICE*                                            4.50%             NONE
-----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
  OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                            NONE**            5.00%



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

 ANNUAL OPERATING EXPENSES (%)
 (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                      CLASS A SHARES    CLASS B SHARES
------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                 0.30              0.30
DISTRIBUTION (12b-1) FEES                                                       0.25              0.75
SHAREHOLDER SERVICE FEES                                                        0.25              0.25
OTHER EXPENSES(1)                                                               0.51              0.50
------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                 1.31              1.80
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                      (0.56)            (0.16)
------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                 0.75              1.64



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A and B Shares and your actual cost may be higher or lower.

 IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          523              794            1,085             1,911
----------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         667              851            1,160             1,974***


 IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                           167              551              960             1,974***


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

The Funds' Management and Administration


Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds; Bond Fund II is a series of J.P. Morgan Mutual Fund Select Group; Short Term Bond Fund II, Strategic Income and U.S. Treasury Income Funds are series of J.P. Morgan Mutual Fund Group. Each of the J.P. Morgan Institutional Funds, J.P. Morgan Mutual Fund Select Group and J.P. Morgan Mutual Fund Group is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 8/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



 FUND                                                 %
-------------------------------------------------------
 Bond Fund                                         0.30
-------------------------------------------------------
 Bond Fund II                                      0.30
-------------------------------------------------------
 Global Strategic Income Fund                      0.23
-------------------------------------------------------
 Short Term Bond Fund                              0.25
-------------------------------------------------------
 Short Term Bond Fund II                           0.25
-------------------------------------------------------
 Strategic Income Fund                             0.00
-------------------------------------------------------
 U.S. Treasury Income Fund                         0.19
-------------------------------------------------------



THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Classes A, B, and C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

How Your Account Works

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates to Class A Shares of all the Funds, Class B Shares of the Bond, Bond II, Strategic Income and U.S. Treasury Income Funds and Class C Shares of the Bond Fund and Strategic Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares. In addition to these sales charges, certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense.

Different sales charges are associated with each class of shares:


- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.


- If you choose to invest in Class C Shares, you will be required to pay a deferred sales charge when you sell your shares if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges. See below and the Statement of Additional Information
(SAI) to find out more about these plans and special discounts.


This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value (NAV) is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.


The following charts show sales charges for the Funds.

TOTAL SALES CHARGE

(for Bond, Bond II, Global Strategic Income, Strategic Income and U.S. Treasury Income Funds)



                                           SALES
                                          CHARGE
                                      RE-ALLOWED
                        AS %          TO DEALERS
                      OF THE     AS %    AS % OF
                    OFFERING   OF NET   OFFERING
AMOUNT OF              PRICE   AMOUNT  PRICE PER
INVESTMENT         PER SHARE INVESTED      SHARE
------------------------------------------------
LESS
THAN $100,000           4.50     4.71       4.00
------------------------------------------------
$100,000 BUT
UNDER $250,000          3.75     3.90       3.25
------------------------------------------------
$250,000 BUT
UNDER $500,000          2.50     2.56       2.25
------------------------------------------------
$500,000 BUT
UNDER $1 MILLION        2.00     2.04       1.75
------------------------------------------------
$1 MILLION
OR MORE                 NONE     NONE SEE BELOW*

TOTAL SALES CHARGE

(for Short Term Short Term Bond Fund and Short Term Bond Fund II)



                                            SALES
                                           CHARGE
                                       RE-ALLOWED
                        AS %           TO DEALERS
                      OF THE     AS %     AS % OF
                    OFFERING   OF NET    OFFERING
AMOUNT OF              PRICE   AMOUNT   PRICE PER
INVESTMENT         PER SHARE INVESTED       SHARE
-------------------------------------------------
LESS
THAN $100,000           1.50     1.52        1.00
-------------------------------------------------
$100,000 BUT
UNDER $250,000          1.00     1.00        0.50
-------------------------------------------------
$250,000 BUT
UNDER $500,000          0.50     0.50        0.25
-------------------------------------------------
$500,000 BUT
UNDER $1 MILLION        0.25     0.25        0.25
-------------------------------------------------
$1 MILLION
OR MORE                 NONE      NONE SEE BELOW*



* There is no sales charge for investments of $1 million or more in any Fund.

At times the Funds' distributor may re-allow up to the entire sales charge to certain broker-dealers. The Funds' distributor may make a payment to broker-dealers for investments of $1 million or more. With the exception of Short Term Bond Fund and Short Term Bond Fund ll, any purchase of $1 million or more of Class A Shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge ("CDSC") payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

You can reduce or eliminate your initial sales charge in the following ways (more detailed information about these and other programs is contained in the SAI and is available from your investment representative):

STATEMENT OF INTENTION
You may receive a Class A front-end sales charge reduction on your purchases of Class A Shares made during a 13-month period by signing a Statement of Intention. Your initial sales charge will be based on your goal. For purposes of the Statement of Intention, you can aggregate the purchases of Class A Shares in any JPMorgan Fund (or if a Fund has only one class, shares of such other JPMorgan Fund), excluding any JPMorgan Money Market Fund. A 90-day back-dated period can also be used to count previous purchases toward your goal. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Statement of Intention. The sales charge will be adjusted if you do not meet your goal.

CUMULATIVE QUANTITY DISCOUNT
To receive a Class A front-end sales charge reduction you can count towards the amount of your investment your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan Money Market Fund. We will apply the initial sales charge to the aggregate dollar amount of the new purchase and the greater of the purchaser's total net asset value or cost of any shares acquired and still held in the Funds, excluding any JPMorgan Money Market Fund. We may modify or discontinue the Cumulative Quantity Discount program at any time.

TELL US YOUR INVESTMENT AMOUNT
To qualify for a Class A front-end sales charge reduction under one of the programs described above, consult with your investment representative or the JPMorgan Funds Service Center in advance of your purchase.

RETIREMENT PLAN PURCHASES
You will not pay an initial sales charge if you purchase shares through a group retirement plan if:

- you are investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds;

- you are investing through any qualified retirement plan with 50 or more participants; or

- you are a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to you.

PURCHASE THROUGH AN INVESTMENT ADVISER
You may not pay an initial sales charge if you purchase shares through an investment adviser or financial planner that charges a fee for its services.

529 PLANS
When shares of the Funds are sold to a qualified tuition program under Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

There are other categories of purchasers who do not pay initial sales charges on Class A Shares, such as employees of JPMorgan Chase. These categories are described in the SAI.


CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

                                    DEFERRED
 YEAR                           SALES CHARGE
--------------------------------------------
 1                                        5%
--------------------------------------------
 2                                        4%
--------------------------------------------
 3                                        3%
--------------------------------------------
 4                                        3%
--------------------------------------------
 5                                        2%
--------------------------------------------
 6                                        1%
--------------------------------------------
 7                                     NONE
--------------------------------------------
 8                                     NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.


GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.


You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds you want to buy and he or she will contact us. Your investment representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the New York Stock Exchange (NYSE) in order for us to process your order at that day's price. Your investment representative may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center

P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price.


THROUGH A SYSTEMATIC EXCHANGE PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, B or C Shares, the price of the shares is based on the NAV. You will pay the public offering price, which is based on the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. Each Fund calculates its NAV once each day at the close of regular trading on the NYSE. Each Fund generally values its assets at market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


 JPMorgan Funds Service Center
 1-800-348-4782

 MINIMUM INVESTMENTS


                                    INITIAL    ADDITIONAL
TYPE OF ACCOUNT                  INVESTMENT   INVESTMENTS
---------------------------------------------------------
REGULAR ACCOUNT                  $    2,500    $      100
---------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)    $    1,000    $      100
---------------------------------------------------------
IRAS                             $    1,000    $      100
---------------------------------------------------------
SEP-IRAS                         $    1,000    $      100
---------------------------------------------------------
COVERDELL EDUCATION
  SAVINGS ACCOUNT                $      500    $      100
---------------------------------------------------------


(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.


Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares--General.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.


SELLING FUND SHARES

You can sell your shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds you want to sell. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order less any applicable sales charges.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center or your investment representative accepts your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:


- you want to sell shares with a net asset value of $100,000 or more, or


- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.


GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


ABUSIVE TRADING
The Bond Fund, Bond Fund II, Global Strategic Income Fund, Strategic Income Fund and U.S. Treasury Income Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. These Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Bond, Bond Fund II, Global Strategic Income, Short Term Bond and U.S. Treasury Income Funds declare ordinary income dividends daily and pay them monthly. Short Term Bond II and Strategic Income Fund declare and pay ordinary income dividends monthly. The Funds make net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.


You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge but, you must buy the Class A Shares within 90 days of selling the Class B Shares or Class C Shares.

JPMORGAN INCOME FUNDS

INVESTMENTS


This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

                                                     * Permitted
                                                     X Not permitted



                                                                              GLOBAL      SHORT      SHORT                  U.S.
                                                                            STRATEGIC     TERM       TERM      STRATEGIC  TREASURY
RELATED TYPES OF RISK                                   BOND       BOND II    INCOME      BOND     BOND II     INCOME     INCOME
credit, interest rate, market, prepayment                *            *         *          *          *          *          X

credit, currency, liquidity, political                   *(1)         *         *          *          *          *          *

credit, currency, interest rate, liquidity,
  market, political                                      *(1)         *         *          *          *          *          *

credit, currency, interest rate, liquidity,
  market, political, valuation                           *(1)         *         *          *          X          *          X

credit, currency, interest rate, liquidity,
  market, political, valuation                           *(1)         *         *          *          *          *          X

credit, environmental, extension, interest
  rate, liquidity, market, natural event, political,
  prepayment, valuation                                  *            *         *          *          X          *          X

credit, currency, extension, interest rate,
  leverage, market, political, prepayment                *(1)         *         *          *          *          *          *

currency, extension, interest rate, leverage,
  liquidity, market, political, prepayment               *(1),(2)     *(2)      *(2)       *(2)       *(2)       *(2)       *(2)

credit, currency, extension, interest rate,
  liquidity, political, prepayment                       *            *         *          *          *          *          X

credit, interest rate, liquidity, market,
  valuation                                              *            *         *          *          *          *          X

credit, interest rate, liquidity, market,
  natural event, prepayment, valuation                   *            *         *          *          *          *          X

credit                                                   *            *         *          *          *          *          *

credit, leverage                                         *(2)         *(2)      *(2)       *(2)       *(2)       *(2)       *(2)

credit, currency, interest rate, market,
  political                                              *(1)         *         *          *          X          *          X

credit, currency, interest rate, leverage,
  market, political, valuation                           *            *         *          *          *          *          *

credit, interest rate, market, natural event,
  political                                              *            *         *          *          *          *          *

interest rate                                            *            *         *          *          *          *          *

credit, currency, interest rate, liquidity,
   market, political, valuation                          *(1)         *         *          *          *          *          *


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.


(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield and     -  Bonds have generally outperformed      -  Under normal circumstances the Funds
   total return will fluctuate in            money market investments over the         plan to remain fully invested in
   response to bond market movements         long term, with less risk than stocks     bonds and other fixed income
                                                                                       securities and may invest uninvested
-  The value of most bonds will fall      -  Most bonds will rise in value when        cash in affiliated money market funds
   when interest rates rise; the longer      interest rates fall
   a bond's maturity and the lower its                                              -  Bond investments may include U.S. and
   credit quality, the more its value     -  Mortgage-backed and asset-backed          foreign corporate and government
   typically falls                           securities and direct mortgages can       bonds, mortgage-backed and
                                             offer attractive returns                  asset-backed securities, convertible
-  Adverse market conditions may from                                                  securities, participation interests
   time to time cause a Fund to take                                                   and private placements
   temporary defensive positions that
   are inconsistent with its principal                                              -  The Funds seek to limit risk and
   investment strategies and may hinder                                                enhance total return or yields
   a Fund from achieving its investment                                                through careful management, sector
   objective                                                                           allocation, individual securities
                                                                                       selection and duration management
-  Mortgage-backed and asset-backed
   securities (securities representing                                              -  During severe market downturns, the
   an interest in, or secured by, a pool                                               Funds have the option of investing up
   of mortgages or other assets such as                                                to 100% of assets in high quality
   receivables) and direct mortgages                                                   short-term instruments
   could generate capital losses or
   periods of low yields if they are                                                -  The adviser monitors interest rate
   paid off substantially earlier or                                                   trends, as well as geographic and
   later than anticipated                                                              demographic information related to
                                                                                       mortgage-backed securities and
                                                                                       mortgage prepayments

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
CREDIT QUALITY

-  The default of an issuer would leave   -  Investment-grade bonds have a lower    -  Each Fund maintains its own policies
   a Fund with unpaid interest or            risk of default                           for balancing credit quality against
   principal                                                                           potential yields and gains in light
                                          -  Junk bonds offer higher yields and        of its investment goals
-  Junk bonds (those rated BB, Ba or         higher potential gains
   lower) have a higher risk of default,                                            -  The adviser develops its own ratings
   tend to be less liquid and may be                                                   of unrated securities and makes a
   more difficult to value                                                             credit quality determination for
                                                                                       unrated securities

FOREIGN INVESTMENTS

-  A Fund could lose money because of     -  Foreign bonds, which represent a       -  Foreign bonds are a primary
   foreign government actions, political     major portion of the offer attractive     investment only for Global Strategic
   instability or lack of adequate and       potential performance and                 Income Fund and may be a significant
   accurate information                      opportunities for diversification         investment for Bond Fund, Bond Fund
                                                                                       II, Short Term Bond, Short Term Bond
-  Currency exchange rate movements       -  Favorable exchange rate movements         Fund II, and Strategic Income Funds
   could reduce gains or create losses       could generate gains or reduce losses
                                                                                    -  To the extent that a Fund invests in
-  Currency and investment risks tend to  -  Emerging markets can offer higher         foreign bonds, it may manage the
   be higher in emerging markets; these      returns                                   currency exposure of its foreign
   markets also present higher liquidity                                               investments relative to its
   and valuation risks                                                                 benchmark, and may hedge a portion of
                                                                                       its foreign currency exposure into
                                                                                       the U.S. dollar from time to time
                                                                                       (see also "Derivatives"); these
                                                                                       currency management techniques may
                                                                                       not be available for certain emerging
                                                                                       markets investments

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before     -  A Fund can take advantage of           -  The Funds segregate liquid assets to
   issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its          -  A Fund could outperform its benchmark  -  The adviser focuses its active
   benchmark due to its sector,              due to these same choices                 management on those areas where it
   securities or duration choices                                                      believes its commitment to research
                                                                                       can most enhance returns and manage
                                                                                       risks in a consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,  -  Hedges that correlate well with        -  The Funds use derivatives, such as
   swaps and forward foreign currency        underlying positions can reduce or        futures, options, swaps and forward
   contracts(1) that are used for            eliminate losses at low cost              foreign currency contracts for
   hedging the portfolio or specific                                                   hedging and for risk management
   securities may not fully offset the    -  A Fund could make money and protect       (i.e., to adjust duration or yield
   underlying positions and this could       against losses if management's            curve exposure or to establish or
   result in losses to the Fund that         analysis proves correct                   adjust exposure to particular
   would not have otherwise occurred                                                   securities, markets or currencies);
                                          -  Derivatives that involve leverage         risk management may or include
-  Derivatives used for risk management      could generate substantial gains at       management of a  Fund's exposure relative
   may not have the intended effects and     low cost                                  to its benchmark
   may result in losses or missed
   opportunities                                                                    -  The Funds only establish hedges that
                                                                                       they expect will be highly correlated
-  The counterparty to a derivatives                                                   with underlying positions
   contract could default
                                                                                    -  While the Funds may use derivatives
-  Certain types of derivatives involve                                                that incidentally involve leverage,
   costs to the Funds which can reduce                                                 they do not use them  for the specific
   returns                                                                             purpose of leveraging their portfolios

-  Derivatives that involve leverage
   could magnify losses                                                             -  The Strategic Income Fund may use
                                                                                       leveraging
-  Derivatives used for non-hedging
   purposes could cause losses that                                                 -  The Bond Fund II, Short Term Bond
   exceed the original investment                                                      Fund II, Strategic Income Fund and
                                                                                       U.S. Treasury Income Fund may use
-  Derivatives may, for tax purposes,                                                  derivatives to increase income or
   affect the character of gain and loss                                               gain
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

-  When a Fund lends a security, there    -  A Fund may enhance income through the  -  The adviser maintains a list of
   is a risk that the loaned securities      investment of the collateral received     approved borrowers
   may not be returned if the borrower       from the borrower
   or the lending agent defaults                                                    -  The Funds receive collateral equal to
                                                                                       at least 100% of the current value of
-  The collateral will be subject to the                                               securities loaned plus accrued
   risks of the securities in which it                                                 interest
   is invested
                                                                                    -  The lending agents indemnify a Fund
                                                                                       against borrower default

                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and
                                                                                       duration of collateral investment to
                                                                                       minimize losses

                                                                                    -  Upon recall, the borrower must return
                                                                                       the securities loaned within the
                                                                                       normal settlement period

ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing   -  These holdings may offer more          -  No Fund may invest more than 15% of
   these holdings precisely                  attractive yields or potential growth     net assets in illiquid holdings
                                             than comparable widely traded
-  A Fund could be unable to sell these      securities                             -  To maintain adequate liquidity to
   holdings at the time or price desired                                               meet redemptions, each Fund may hold
                                                                                       high quality short-term instruments
                                                                                       (including repurchase agreements for
                                                                                       all the Funds and reverse repurchase
                                                                                       agreements for the Strategic Income
                                                                                       Fund) and, for temporary or
                                                                                       extraordinary purposes, may borrow
                                                                                       from banks up to 33 1/3% of the value
                                                                                       of its total assets or draw on a line
                                                                                       of credit

SHORT-TERM TRADING

-  Increased trading would raise a        -  A Fund could realize gains in a short  -  The Funds may use short-term trading
   Fund's transaction costs                  period of time                            to take advantage of attractive or
                                                                                       unexpected opportunities or to meet
-  Increased short-term capital gains     -  A Fund could protect against losses       demands generated by shareholder
   distributions would raise                 if a bond is overvalued and its value     activity
   shareholders' income tax liability        later falls

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


CLASS A SHARES


                                                 PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS:
                                                  ------------------------------------------------
                                                                        NET GAINS
                                                                      (LOSSES) ON
                                      NET ASSET              NET       SECURITIES
                                         VALUE,       INVESTMENT            (BOTH       TOTAL FROM
                                      BEGINNING           INCOME     REALIZED AND       INVESTMENT
                                      OF PERIOD           (LOSS)      UNREALIZED)       OPERATIONS
--------------------------------------------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03               $        10.07             0.40             0.04             0.44
11/1/01 Through 8/31/02          $        10.08             0.31             0.05             0.36
9/10/01** Through 10/31/01       $         9.89             0.06^            0.20             0.26

BOND FUND II^^
Year Ended 8/31/03               $        41.39             1.66^           (0.31)            1.35
11/1/01 Through 8/31/02          $        41.01             1.35^            0.34             1.69
3/2/01** Through 10/31/01        $        39.55             1.32             1.46             2.78

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $         8.64             0.40^            0.31             0.71
11/1/01 Through 8/31/02          $         8.91             0.55            (0.33)            0.22
9/10/01** Through 10/31/01       $         9.13             0.09^           (0.22)           (0.13)

SHORT TERM BOND FUND^^
Year Ended 8/31/03               $        10.03             0.24            (0.03)            0.21
11/1/01 Through 8/31/02          $        10.01             0.27             0.05             0.32
9/10/01** Through 10/31/01       $         9.87             0.05^            0.15             0.20

                                         PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------
                                               LESS DISTRIBUTIONS:
                                 ------------------------------------------------
                                      DIVIDENDS
                                       FROM NET    DISTRIBUTIONS
                                     INVESTMENT     FROM CAPITAL            TOTAL
                                         INCOME            GAINS    DISTRIBUTIONS
---------------------------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03                         0.40             0.08             0.48
11/1/01 Through 8/31/02                    0.31             0.06             0.37
9/10/01** Through 10/31/01                 0.07               --             0.07

BOND FUND II^^
Year Ended 8/31/03                         1.66             0.49             2.15
11/1/01 Through 8/31/02                    1.31               --             1.31
3/2/01** Through 10/31/01                  1.32               --             1.32

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/03                         0.43               --             0.43
11/1/01 Through 8/31/02                    0.47             0.02             0.49
9/10/01** Through 10/31/01                 0.09               --             0.09

SHORT TERM BOND FUND^^
Year Ended 8/31/03                         0.25             0.14             0.39
11/1/01 Through 8/31/02                    0.26             0.04             0.30
9/10/01** Through 10/31/01                 0.06               --             0.06


  ^ Calculated based upon average shares outstanding.

 ^^ The fund changed its fiscal year from October 31 to August 31. ** Commencement of offering of class of shares.
(b) Not annualized for periods less than one year.

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  + Amount rounds to less than one million.
  # Short periods have been annualized.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                      NET ASSET
                                     VALUE, END            TOTAL
                                      OF PERIOD    RETURN (1)(b)
----------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03               $        10.03             4.32%
11/1/01 Through 8/31/02          $        10.07             3.72%
9/10/01** Through 10/31/01       $        10.08             2.63%

BOND FUND II^^
Year Ended 8/31/03               $        40.59             3.26%
11/1/01 Through 8/31/02          $        41.39             4.26%
3/2/01** Through 10/31/01        $        41.01             7.23%

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $         8.92             8.33%
11/1/01 Through 8/31/02          $         8.64             2.54%
9/10/01** Through 10/31/01       $         8.91            (2.30%)

SHORT TERM BOND FUND^^
Year Ended 8/31/03               $         9.85             2.08%
11/1/01 Through 8/31/02          $        10.03             3.18%
9/10/01** Through 10/31/01       $        10.01             2.01%

                                            RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                  -------------------------------
                                    NET ASSETS,                               NET
                                         END OF                        INVESTMENT
                                         PERIOD              NET           INCOME
                                     (MILLIONS)         EXPENSES           (LOSS)
---------------------------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03               $            2             0.75%            3.86%
11/1/01 Through 8/31/02          $            1             0.75%            3.59%
9/10/01** Through 10/31/01       $            -+             0.7             3.93%

BOND FUND II^^
Year Ended 8/31/03               $           32             0.75%            3.96%
11/1/01 Through 8/31/02          $           29             0.75%            4.02%
3/2/01** Through 10/31/01        $           63             0.75%            4.90%

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $            -+            1.25%            4.45%
11/1/01 Through 8/31/02          $            -+            1.25%            6.20%
9/10/01** Through 10/31/01       $            -+            1.25%            6.99%

SHORT TERM BOND FUND^^
Year Ended 8/31/03               $            9             0.75%            2.39%
11/1/01 Through 8/31/02          $           10             0.75%            3.01%
9/10/01** Through 10/31/01       $            2             0.75%            3.62%

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------------------------------------
                                                                 NET INVESTMENT
                                              EXPENSES            INCOME (LOSS)
                                      WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                        REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                  AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
-----------------------------------------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03                                1.59%                    3.02%            679%
11/1/01 Through 8/31/02                           5.64%                   (1.30%)           572%
9/10/01** Through 10/31/01                       10.75%                   (6.07%)           423%(2)

BOND FUND II^^
Year Ended 8/31/03                                1.16%                    3.55%            806%
11/1/01 Through 8/31/02                           1.10%                    3.67%            496%
3/2/01** Through 10/31/01                         1.25%                    4.40%            319%

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/03                                7.26%                   (1.56%)           248%
11/1/01 Through 8/31/02                          35.90%!!                (28.45%)!!         178%
9/10/01** Through 10/31/01                       11.01%                   (2.77%)           107%(3)

SHORT TERM BOND FUND^^
Year Ended 8/31/03                                1.10%                    2.04%            386%
11/1/01 Through 8/31/02                           1.00%                    2.76%            215%
9/10/01** Through 10/31/01                       10.76%                   (6.39%)           160%(4)


 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.
(4) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.
(3) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

CLASS A SHARES


                                                 PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS:
                                                  ------------------------------------------------
                                                                        NET GAINS
                                                                      (LOSSES) ON
                                      NET ASSET              NET       SECURITIES
                                         VALUE,       INVESTMENT            (BOTH       TOTAL FROM
                                      BEGINNING           INCOME     REALIZED AND       INVESTMENT
                                      OF PERIOD           (LOSS)      UNREALIZED)       OPERATIONS
--------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND II^^
Year Ended 8/31/03               $        10.33             0.23^           (0.04)            0.19
11/1/01 Through 8/31/02          $        10.38             0.25             0.06             0.31
Year Ended 10/31/01              $         9.89             0.43^            0.53             0.96
Year Ended 10/31/00              $         9.94             0.56            (0.05)            0.51
Year Ended 10/31/99              $        10.14             0.46            (0.20)            0.26
Year Ended 10/31/98              $        10.10             0.53             0.02             0.55

STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $         8.55             0.48^            0.34             0.82
11/1/01 Through 8/31/02          $         8.85             0.41            (0.31)            0.10
Year Ended 10/31/01              $         9.05             0.62            (0.20)            0.42
Year Ended 10/31/00              $         9.59             0.78            (0.53)            0.25
11/30/98* Through 10/31/99       $        10.00             0.72            (0.41)            0.31

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03               $        11.83             0.45            (0.21)            0.24
11/1/01 Through 8/31/02          $        11.77             0.38             0.05             0.43
Year Ended 10/31/01              $        10.77             0.53             1.01             1.54
Year Ended 10/31/00              $        10.67             0.68             0.10             0.78
Year Ended 10/31/99              $        11.66             0.71            (0.99)           (0.28)
Year Ended 10/31/98              $        11.26             0.75             0.40             1.15

                                         PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------
                                               LESS DISTRIBUTIONS:
                                 ------------------------------------------------
                                      DIVIDENDS
                                       FROM NET    DISTRIBUTIONS
                                     INVESTMENT     FROM CAPITAL       TAX RETURN
                                         INCOME            GAINS       OF CAPITAL
---------------------------------------------------------------------------------
SHORT TERM BOND FUND II^^
Year Ended 8/31/03                         0.24             0.05               --+
11/1/01 Through 8/31/02                    0.25             0.11               --
Year Ended 10/31/01                        0.47               --               --
Year Ended 10/31/00                        0.56               --               --
Year Ended 10/31/99                        0.46               --               --
Year Ended 10/31/98                        0.51               --               --

STRATEGIC INCOME FUND^^
Year Ended 8/31/03                         0.48               --               --
11/1/01 Through 8/31/02                    0.38               --             0.02
Year Ended 10/31/01                        0.60               --             0.02
Year Ended 10/31/00                        0.78               --             0.01
11/30/98* Through 10/31/99                 0.72               --               --

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03                         0.46               --               --
11/1/01 Through 8/31/02                    0.37               --               --
Year Ended 10/31/01                        0.54               --               --
Year Ended 10/31/00                        0.68               --               --
Year Ended 10/31/99                        0.71               --               --
Year Ended 10/31/98                        0.75               --               --


  + Restated.
  ^ Calculated based upon average shares outstanding.
 ^^ The fund changed its fiscal year from October 31 to August 31.
  * Commencement of operations.

                                         PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------
                                                       NET ASSET
                                          TOTAL       VALUE, END            TOTAL
                                  DISTRIBUTIONS        OF PERIOD    RETURN (1)(b)
---------------------------------------------------------------------------------
SHORT TERM BOND FUND II^^
Year Ended 8/31/03                         0.29   $        10.23             1.88%
11/1/01 Through 8/31/02                    0.36   $        10.33             3.06%
Year Ended 10/31/01                        0.47   $        10.38             9.95%
Year Ended 10/31/00                        0.56   $         9.89             5.27%
Year Ended 10/31/99                        0.46   $         9.94             2.64%
Year Ended 10/31/98                        0.51   $        10.14             5.58%

STRATEGIC INCOME FUND^^
Year Ended 8/31/03                         0.48   $         8.89             9.77%
11/1/01 Through 8/31/02                    0.40   $         8.55             1.10%
Year Ended 10/31/01                        0.62   $         8.85             4.73%
Year Ended 10/31/00                        0.79   $         9.05             2.59%
11/30/98* Through 10/31/99                 0.72   $         9.59             3.23%

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03                         0.46   $        11.61             2.00%
11/1/01 Through 8/31/02                    0.37   $        11.83             3.80%
Year Ended 10/31/01                        0.54   $        11.77            14.72%
Year Ended 10/31/00                        0.68   $        10.77             7.63%
Year Ended 10/31/99                        0.71   $        10.67            (2.41%)
Year Ended 10/31/98                        0.75   $        11.66            10.59%

                                            RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                  -------------------------------
                                    NET ASSETS,                               NET
                                         END OF                        INVESTMENT
                                         PERIOD              NET           INCOME
                                     (MILLIONS)         EXPENSES           (LOSS)
---------------------------------------------------------------------------------
SHORT TERM BOND FUND II^^
Year Ended 8/31/03               $           44             0.75%            2.31%
11/1/01 Through 8/31/02          $           70             0.75%            2.66%
Year Ended 10/31/01              $           52             0.75%            4.25%
Year Ended 10/31/00              $           19             0.75%            5.68%
Year Ended 10/31/99              $           22             0.75%            4.58%
Year Ended 10/31/98              $           19             0.76%            5.28%

STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $            3             1.25%            5.44%
11/1/01 Through 8/31/02          $            3             1.25%            5.74%
Year Ended 10/31/01              $            2             1.25%            6.81%
Year Ended 10/31/00              $            2             1.11%            7.84%
11/30/98* Through 10/31/99       $            3             0.15%            8.38%

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03               $           46             0.75%            3.85%
11/1/01 Through 8/31/02          $           44             0.75%            3.87%
Year Ended 10/31/01              $           46             0.75%            4.74%+
Year Ended 10/31/00              $           41             0.75%            6.45%
Year Ended 10/31/99              $           69             0.75%            6.40%
Year Ended 10/31/98              $           63             0.79%            6.53%

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------------------------------------
                                                                 NET INVESTMENT
                                              EXPENSES            INCOME (LOSS)
                                      WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                        REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                  AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
-----------------------------------------------------------------------------------------------
SHORT TERM BOND FUND II^^
Year Ended 8/31/03                                0.96%                    2.10%            319%
11/1/01 Through 8/31/02                           1.00%                    2.41%            192%
Year Ended 10/31/01                               1.15%                    3.85%            315%
Year Ended 10/31/00                               1.37%                    5.06%            139%
Year Ended 10/31/99                               1.37%                    3.96%            302%
Year Ended 10/31/98                               1.44%                    4.60%            439%

STRATEGIC INCOME FUND^^
Year Ended 8/31/03                                2.69%                    4.00%            116%
11/1/01 Through 8/31/02                           3.13%                    3.86%            176%
Year Ended 10/31/01                               2.75%                    5.31%            174%
Year Ended 10/31/00                               2.43%                    6.52%            113%
11/30/98* Through 10/31/99                        3.59%                    4.94%            136%

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03                                1.31%                    3.29%            106%
11/1/01 Through 8/31/02                           1.32%                    3.30%            228%
Year Ended 10/31/01                               1.35%                    4.14%+           134%
Year Ended 10/31/00                               1.30%                    5.90%             29%
Year Ended 10/31/99                               1.32%                    5.83%             59%
Year Ended 10/31/98                               1.30%                    6.02%             75%


(b) Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  + Amount rounds to less than one million.
  # Short periods have been annualized.

CLASS B SHARES


                                                 PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------
                                                         INCOME FROM INVESTMENT OPERATIONS:
                                                  ------------------------------------------------
                                                                        NET GAINS
                                                                      (LOSSES) ON
                                      NET ASSET              NET       SECURITIES
                                         VALUE,       INVESTMENT            (BOTH       TOTAL FROM
                                      BEGINNING           INCOME     REALIZED AND       INVESTMENT
                                      OF PERIOD           (LOSS)      UNREALIZED)       OPERATIONS
--------------------------------------------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03               $        10.05             0.33            (0.03)            0.30
11/1/01 Through 8/31/02          $        10.08             0.24             0.03             0.27
9/10/01** Through 10/31/01       $         9.89             0.06^            0.19             0.25

BOND FUND II^^
Year Ended 8/31/03               $        41.30             1.35^           (0.32)            1.03
11/1/01 Through 8/31/02          $        40.96             1.04^            0.36             1.40
3/2/01** Through 10/31/01        $        39.55             1.12             1.41             2.53

STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $         8.56             0.44^            0.33             0.77
11/1/01 Through 8/31/02          $         8.85             0.38            (0.31)            0.07
Year Ended 10/31/01              $         9.05             0.57            (0.20)            0.37
Year Ended 10/31/00              $         9.59             0.74            (0.53)            0.21
11/30/98* Through 10/31/99       $        10.00             0.71            (0.41)            0.30

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03               $        11.81             0.37            (0.22)            0.15
11/1/01 Through 8/31/02          $        11.75             0.28             0.06             0.34
Year Ended 10/31/01              $        10.75             0.43+            1.01+            1.44
Year Ended 10/31/00              $        10.67             0.59             0.08             0.67
Year Ended 10/31/99              $        11.66             0.61            (0.99)           (0.38)
Year Ended 10/31/98              $        11.25             0.65             0.41             1.06

                                         PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------
                                               LESS DISTRIBUTIONS:
                                 ------------------------------------------------
                                      DIVIDENDS
                                       FROM NET    DISTRIBUTIONS
                                     INVESTMENT     FROM CAPITAL            TOTAL
                                         INCOME            GAINS    DISTRIBUTIONS
---------------------------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03                         0.32             0.08             0.40
11/1/01 Through 8/31/02                    0.24             0.06             0.30
9/10/01** Through 10/31/01                 0.06               --             0.06

BOND FUND II^^
Year Ended 8/31/03                         1.35             0.49             1.84
11/1/01 Through 8/31/02                    1.06               --             1.06
3/2/01** Through 10/31/01                  1.12               --             1.12

STRATEGIC INCOME FUND^^
Year Ended 8/31/03                         0.44               --             0.44
11/1/01 Through 8/31/02                    0.34             0.02             0.36
Year Ended 10/31/01                        0.55             0.02             0.57
Year Ended 10/31/00                        0.74             0.01             0.75
11/30/98* Through 10/31/99                 0.71               --             0.71

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03                         0.36               --             0.36
11/1/01 Through 8/31/02                    0.28               --             0.28
Year Ended 10/31/01                        0.44               --             0.44
Year Ended 10/31/00                        0.59               --             0.59
Year Ended 10/31/99                        0.61               --             0.61
Year Ended 10/31/98                        0.65               --             0.65


  + Restated.

  ^ Calculated based upon average shares outstanding.
 ^^ The fund changed its fiscal year from October 31 to August 31.

  * Commencement of operations.
 ** Commencement of offering of class of shares.
(b) Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  + Amount rounds to less than one million.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                      NET ASSET
                                     VALUE, END            TOTAL
                                      OF PERIOD    RETURN (1)(b)
----------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03               $         9.95             2.94%
11/1/01 Through 8/31/02          $        10.05             2.83%
9/10/01** Through 10/31/01       $        10.08             2.53%

BOND FUND II^^
Year Ended 8/31/03               $        40.49             2.47%
11/1/01 Through 8/31/02          $        41.30             3.52%
3/2/01** Through 10/31/01        $        40.96             6.58%

STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $         8.89             9.11%
11/1/01 Through 8/31/02          $         8.56             0.76%
Year Ended 10/31/01              $         8.85             4.20%
Year Ended 10/31/00              $         9.05             2.17%
11/30/98* Through 10/31/99       $         9.59             3.13%

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03               $        11.60             1.19%
11/1/01 Through 8/31/02          $        11.81             3.04%
Year Ended 10/31/01              $        11.75            13.74%
Year Ended 10/31/00              $        10.75             6.49%
Year Ended 10/31/99              $        10.67            (3.27%)
Year Ended 10/31/98              $        11.66             9.68%

                                            RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                  -------------------------------
                                    NET ASSETS,                               NET
                                         END OF                        INVESTMENT
                                         PERIOD              NET           INCOME
                                     (MILLIONS)         EXPENSES           (LOSS)
---------------------------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03               $            2             1.50%            3.19%
11/1/01 Through 8/31/02          $            1             1.50%            2.80%
9/10/01** Through 10/31/01       $           --+            1.48%            4.07%

BOND FUND II^^
Year Ended 8/31/03               $           15             1.50%            3.24%
11/1/01 Through 8/31/02          $           14             1.50%            3.09%
3/2/01** Through 10/31/01        $            8             1.50%            4.22%

STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $            8             1.75%            4.98%
11/1/01 Through 8/31/02          $            7             1.75%            5.28%
Year Ended 10/31/01              $            8             1.75%            6.35%
Year Ended 10/31/00              $            8             1.53%            7.42%
11/30/98* Through 10/31/99       $            5             0.17%            8.40%

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03               $           20             1.64%            2.96%
11/1/01 Through 8/31/02          $           21             1.64%            2.99%
Year Ended 10/31/01              $           20             1.64%            3.84%+
Year Ended 10/31/00              $           16             1.64%            5.56%
Year Ended 10/31/99              $           16             1.64%            5.51%
Year Ended 10/31/98              $           14             1.64%            5.69%

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------------------------------------
                                                                 NET INVESTMENT
                                              EXPENSES            INCOME (LOSS)
                                      WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                        REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                  AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
-----------------------------------------------------------------------------------------------
BOND FUND^^
Year Ended 8/31/03                                2.14%                    2.55%            679%
11/1/01 Through 8/31/02                           6.02%                   (1.72%)           572%
9/10/01** Through 10/31/01                       11.25%                   (5.70%)           423%(2)

BOND FUND II^^
Year Ended 8/31/03                                1.67%                    3.07%            806%
11/1/01 Through 8/31/02                           1.56%                    3.03%            496%
3/2/01** Through 10/31/01                         1.75%                    3.97%            319%

STRATEGIC INCOME FUND^^
Year Ended 8/31/03                                3.21%                    3.52%            116%
11/1/01 Through 8/31/02                           3.63%                    3.40%            176%
Year Ended 10/31/01                               3.25%                    4.85%            174%
Year Ended 10/31/00                               3.06%                    5.89%            113%
11/30/98* Through 10/31/99                        3.98%                    4.59%            136%

U.S. TREASURY INCOME FUND^^
Year Ended 8/31/03                                1.80%                    2.80%            106%
11/1/01 Through 8/31/02                           1.82%                    2.81%            228%
Year Ended 10/31/01                               1.85%                    3.63%+           134%
Year Ended 10/31/00                               1.80%                    5.40%             29%
Year Ended 10/31/99                               1.82%                    5.33%             59%
Year Ended 10/31/98                               1.79%                    5.54%             75%


  # Short periods have been annualized.

(1) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short-Term Bond Portfolio, in which the Fund invested all of its investable assets.

CLASS C SHARES


                                                 PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS:
                                                  ------------------------------------------------
                                                                        NET GAINS
                                                                      (LOSSES) ON
                                      NET ASSET              NET       SECURITIES
                                         VALUE,       INVESTMENT            (BOTH       TOTAL FROM
                                      BEGINNING           INCOME     REALIZED AND       INVESTMENT
                                      OF PERIOD           (LOSS)      UNREALIZED)       OPERATIONS
--------------------------------------------------------------------------------------------------
BOND FUND^^
3/31/03** Through 8/31/03        $        10.22             0.14            (0.21)           (0.07)

STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $         8.56             0.44^            0.33             0.77
11/1/01 Through 8/31/02          $         8.85             0.38            (0.31)            0.07
Year Ended 10/31/01              $         9.05             0.57            (0.20)            0.37
Year Ended 10/31/00              $         9.59             0.74            (0.53)            0.21
11/30/98* Through 10/31/99       $        10.00             0.71            (0.41)            0.30

                                         PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------
                                               LESS DISTRIBUTIONS:
                                 ------------------------------------------------
                                      DIVIDENDS
                                       FROM NET    DISTRIBUTIONS
                                     INVESTMENT     FROM CAPITAL            TOTAL
                                         INCOME            GAINS    DISTRIBUTIONS
---------------------------------------------------------------------------------
BOND FUND^^
3/31/03** Through 8/31/03                  0.14               --             0.14

STRATEGIC INCOME FUND^^
Year Ended 8/31/03                         0.44               --             0.44
11/1/01 Through 8/31/02                    0.34             0.02             0.36
Year Ended 10/31/01                        0.55             0.02             0.57
Year Ended 10/31/00                        0.74             0.01             0.75
11/30/98* Through 10/31/99                 0.71               --             0.71



  ^ Calculated based upon average shares outstanding.

 ^^ The fund changed its fiscal year from October 31 to August 31.

  * Commencement of operations.

 ** Commencement of offering of class of shares.
(b) Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                      NET ASSET
                                     VALUE, END            TOTAL
                                      OF PERIOD    RETURN (1)(b)
----------------------------------------------------------------
BOND FUND^^
3/31/03** Through 8/31/03        $        10.01            (0.69%)

STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $         8.89             9.10%
11/1/01 Through 8/31/02          $         8.56             0.78%
Year Ended 10/31/01              $         8.85             4.21%
Year Ended 10/31/00              $         9.05             2.15%
11/30/98* Through 10/31/99       $         9.59             3.12%

                                            RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                  -------------------------------
                                    NET ASSETS,                               NET
                                         END OF                        INVESTMENT
                                         PERIOD              NET           INCOME
                                     (MILLIONS)         EXPENSES           (LOSS)
---------------------------------------------------------------------------------
BOND FUND^^
3/31/03** Through 8/31/03        $           --+            1.50%            3.02%

STRATEGIC INCOME FUND^^
Year Ended 8/31/03               $            4             1.75%            4.93%
11/1/01 Through 8/31/02          $            3             1.75%            5.24%
Year Ended 10/31/01              $            3             1.75%            6.33%
Year Ended 10/31/00              $            2             1.49%            7.46%
11/30/98* Through 10/31/99       $            4             0.17%            8.40%

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------------------------------------
                                                                 NET INVESTMENT
                                              EXPENSES            INCOME (LOSS)
                                      WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                        REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                  AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
-----------------------------------------------------------------------------------------------
BOND FUND^^
3/31/03** Through 8/31/03                         1.78%                    2.74%            679%

STRATEGIC INCOME FUND^^
Year Ended 8/31/03                                3.20%                    3.48%            116%
11/1/01 Through 8/31/02                           3.63%                    3.36%            176%
Year Ended 10/31/01                               3.25%                    4.83%            174%
Year Ended 10/31/00                               2.89%                    6.06%            113%
11/30/98* Through 10/31/99                        3.98%                    4.59%            136%


+   Amount rounds to less than one million.
#   Short periods have been annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.


If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

             THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy shares through an institution Please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. are:


Bond Fund                           811-07342
Bond Fund II                        811-07843
Global Strategic Income Fund        811-07342
Short Term Bond Fund                811-07342
Short Term Bond Fund II             811-05151
Strategic Income Fund               811-05151
U.S. Treasury Income Fund           811-05151



(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2003

PR-INCABC-1203

[GRAPHIC]

JPMORGAN FUNDS


PROSPECTUS DECEMBER 29 2003


JPMORGAN INCOME FUNDS

INSTITUTIONAL CLASS SHARES

BOND FUND


ENHANCED INCOME FUND


GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                                      1

Enhanced Income Fund                                                           7

Global Strategic Income Fund                                                  13

Short Term Bond Fund                                                          19

The Funds' Management and Administration                                      25

How Your Account Works                                                        26

   Buying Fund Shares                                                         26

   Selling Fund Shares                                                        27

   Exchanging Fund Shares                                                     27

   Other Information Concerning the Funds                                     28

   Distributions and Taxes                                                    28

Investments                                                                   30

Risk and Reward Elements                                                      32

Financial Highlights of the Funds                                             38

How To Reach Us                                                       BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and main risks, as well as fund strategies, please see pages 30-36.


THE FUND'S OBJECTIVE
The fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds, and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future a date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the fund should understand that:

-   There is no assurance that the fund will meet its investment objective.

-   The fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


JPMORGAN INCOME FUNDS

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the fdic, the federal reserve board or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

                                                     PROSPECTUS DECEMBER 29 2003

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-   want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index (formerly known as the Salomon Smith Barney Broad Investment Grade Bond Index), each a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index. In the past, the Fund has compared its performance to the Citigroup Broad Investment Grade Bond Index, but will now compare its performance to the Lehman Aggregate Bond Index. The adviser believes the Lehman Aggregate Bond Index is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

     1993       9.98%
     1994      -2.68%
     1995      18.42%
     1996       3.30%
     1997       9.29%
     1998       7.54%
     1999      -0.55%
     2000      10.93%
     2001       7.30%
     2002       8.86%

BEST QUARTER 2nd quarter, 1995          6.30%
-------------------------------------------------
WORST QUARTER 1st quarter, 1994        -2.38%
-------------------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 3.72%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 7/26/93 to 9/10/01. Returns for the period 7/12/93 through 7/26/93 reflect performance of the retail feeder and from 1/1/93 to 7/12/93, The Pierpont Bond Fund, the Fund's predecessor.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                 PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     8.86             6.74             7.08

Return After Taxes on Distributions                                     7.00             4.25             4.51

Return After Taxes on Distributions and Sale of Fund Shares             5.44             4.15             4.40
------------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.27             7.54             7.51
------------------------------------------------------------------------------------------------------------------
CITIGROUP BROAD INVESTMENT GRADE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.09             7.52             7.53
------------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.31             6.73             6.87


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.30

DISTRIBUTION (RULE 12b-1) FEES                                              None

SHAREHOLDER SERVICE FEES                                                    0.10

OTHER EXPENSES(1)                                                           0.20
----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.60

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.11)
----------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.49



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.49% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  50          181         324         740

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 30-36.


THE FUND'S OBJECTIVE
The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will be no longer than 1.5 years. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure and credit and spread volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality, including at least 75% rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish text can not go below this line the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-   want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the past one calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the 3 Month LIBOR Index, a broad-based securities market index, and the Lipper Income Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURN(1)


         2002       1.84%


BEST QUARTER 2nd quarter, 2002              0.76%
--------------------------------------------------
WORST QUARTER 3rd quarter, 2002             0.27%
--------------------------------------------------



The Fund's year-to-date total return as of 9/30/03 was 0.93%.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                               PAST 1 YEAR   LIFE OF FUND
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                   1.84           1.87

Return After Taxes on Distributions                                   0.89           0.93

Return After Taxes on Distributions and Sale of Fund Shares           1.13           1.04
-------------------------------------------------------------------------------------------
3 MONTH LIBOR INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   1.89           1.92
-------------------------------------------------------------------------------------------
LIPPER INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    -4.11          -3.26



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   The Fund commenced operations on 11/30/01.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                         0.25

DISTRIBUTION (RULE 12b-1) FEES                                          None

SHAREHOLDER SERVICE FEES                                                0.10

OTHER EXPENSES(1)                                                       0.21
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.56

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.31)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.25



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.25% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 8/31/03, net expenses for the Institutional Class Shares were 0.20%.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR       3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  26           148         282         672

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 30-36.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.


The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-   12% international non-dollar (range 0-25%)

-   35% public/private mortgages (range 20-45%)


-   23% public/private corporates (range 5-25%)


-   15% emerging markets (range 0-25%)


-   15% high yield corporates (range 13-33%)


Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-   want an investment that pays monthly dividends

-   want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   have a short-term investment horizon

-   are adverse to below investment grade securities

-   require stability of principal

-   are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


     1998       2.59%
     1999       2.51%
     2000       7.98%
     2001       4.00%
     2002       4.85%


BEST QUARTER 4th quarter, 2002              3.91%
------------------------------------------------------
WORST QUARTER 3rd quarter, 1998            -1.45%



The Fund's year-to-date total return as of 9/30/03 was 7.16%.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 3/17/97 to 9/10/01.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     4.84             4.36             5.22

Return After Taxes on Distributions                                     2.43             1.45             2.27

Return After Taxes on Distributions and Sale of Fund Shares             2.92             2.01             2.69
----------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.27             7.54             8.36
----------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       6.49             2.31             3.53


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 3/17/97. Performance of the benchmarks from 3/31/97.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                         0.45

DISTRIBUTION (RULE 12b-1) FEES                                          None

SHAREHOLDER SERVICE FEES                                                0.10

OTHER EXPENSES(1)                                                       0.42
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.97

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.32)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.65



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                           1 YEAR            3 YEARS             5 YEARS                10 YEARS
------------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                   66                277                 505                   1,161

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 30-36.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, including at least 75% A or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   want to add an income investment to further diversify a portfolio


- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds


-   want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-   are investing for aggressive long-term growth

-   require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

     1994       0.36%
     1995      10.80%
     1996       5.10%
     1997       6.40%
     1998       7.04%
     1999       3.21%
     2000       7.23%
     2001       7.60%
     2002       5.58%

BESTQUARTER 3rd quarter, 2001               3.40%
------------------------------------------------------
WORSTQUARTER 1st quarter, 1994             -0.47%
------------------------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 1.93%.


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 9/13/93 to 9/10/01. Returns for the period 7/8/93 through 9/13/93 reflect performance of the retail feeder.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     5.58             6.12             5.72

Return After Taxes on Distributions                                     3.84             3.83             3.43

Return After Taxes on Distributions and Sale of Fund Shares             3.57             3.77             3.43
------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     5.76             6.40             6.03
------------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       4.36             5.58             5.50


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 7/8/93. Performance of the benchmarks is from 7/31/93.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                         0.25

DISTRIBUTION (RULE 12b-1) FEES                                          None

SHAREHOLDER SERVICE FEES                                                0.10

OTHER EXPENSES(1)                                                       0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.55

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.25)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.30


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.30% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.



                                           1 YEAR            3 YEARS             5 YEARS                10 YEARS
------------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                   31                151                 282                     665

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business Trust. The Trusts are governed by trustees who are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year ended 8/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                                            %
-----------------------------------------------------------------------------------
BOND FUND                                                                    0.30
-----------------------------------------------------------------------------------
ENHANCED INCOME FUND                                                         0.14
-----------------------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND                                                 0.20
-----------------------------------------------------------------------------------
SHORT TERM BOND FUND                                                         0.25


THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.


THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your financial service firm or the JPMorgan Institutional Funds Service Center accepts your order.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. Your financial service firm or the JPMorgan Institutional Funds Service Center must accept your order by the close of regular trading on the NYSE, in order for us to process your order at that day's price. If you buy through a financial service firm and not directly from the JPMorgan Institutional Funds Service Center, a financial service firm could set an earlier deadline.


All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.


To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722


Or

Complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713


The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

GENERAL
Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, the Fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Institutional

Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Institutional Class Shares.


MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.


SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Institutional Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your financial service firm which Funds you want to sell. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your financial service firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We will send the proceeds by wire only to the bank account in our records.


REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange.
Call 1-800-766-7722 for details.

ABUSIVE TRADING
The Bond and Global Strategic Income Funds are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. These Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


Please write to:


JPMorgan Institutional Funds Service Center

500 Stanton Christiana Road
Newark, DE 19713


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare ordinary income dividends daily and pay them monthly. Each Fund makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.


You have three options for your distributions. You may:


-   reinvest all distributions in additional Fund shares;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S.

shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

JPMORGAN INCOME FUNDS




INVESTMENTS


This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.


BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers'acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking and other financial institutions.


MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.


MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.


PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.


REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.


SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.


TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

                                 /X/ Permitted
                                 / / Not permitted



                                                                                                               GLOBAL     SHORT
                                                                                                 ENHANCED     STRATEGIC   TERM
RELATED TYPES OF RISK                                                                 BOND        INCOME       INCOME     BOND
----------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                             /X/          /X/           /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                                /X/(1)       /X/(1)        /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                         /X/(1)       /X/(1)        /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation              /X/(1)       /X/(1)        /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation              /X/(1)       /X/(1)        /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market, natural           /X/          /X/           /X/       /X/
  event, political, prepayment, valuation
----------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political, prepayment   /X/(1)       /X/(1)        /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
currency, extension, interest rate, leverage, liquidity, market, political,           /X/(1),(2)   /X/(1),(2)    /X/(2)    /X/(2)
  prepayment
----------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment          /X/          /X/           /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                                   /X/          /X/           /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment, valuation        /X/          /X/           /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit                                                                                /X/          /X/           /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, leverage                                                                      /X/(2)       /X/(2)        /X/(2)    /X/(2)
----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                    /X/(1)       /X/(1)        /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political, valuation               /X/          /X/           /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                               /X/          /X/           /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
interest rate                                                                         /X/          /X/           /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation              /X/(1)       /X/(1)        /X/       /X/
----------------------------------------------------------------------------------------------------------------------------------


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.


VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.



(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3 % of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS


This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                      AND REWARD
MARKET CONDITIONS
---------------------------------------------------------------------------------------------------------------------
-  Each Fund's share price, yield     -  Bonds have generally                -  Under normal circumstances the
   and total return will fluctuate       outperformed money market              Funds plan to remain fully
   in response to bond market            investments over the long term,        invested in bonds and other
   movements                             with less risk than stocks             fixed income securities and may
                                                                                invest uninvested cash in
                                                                                affiliated money market funds

-  The value of most bonds will       -  Most bonds will rise in value
   fall when interest rates rise;        when interest rates fall
   the longer a bond's maturity and
   the lower its credit quality,      -  Mortgage-backed and asset-backed    -  Bond investments may include
   the more its value typically          securities and direct                  U.S. and foreign corporate and
   falls                                 mortgages can offer attractive         government bonds,
                                         returns                                mortgage-backed and asset-backed
                                                                                securities, convertible
                                                                                securities, participation
                                                                                interests and private placements

-  Adverse market conditions may                                             -  The Funds seek to limit risk and
   from time to time cause a Fund                                               enhance total return or yields
   to take temporary defensive                                                  through careful management,
   positions that are incon-                                                    sector allocation, individual
   sistent with its principal                                                   securities selection and
   investment strategies and may                                                duration management
   hinder a Fund from achieving its
   investment objective

-  Mortgage-backed and asset-                                                -  During severe market downturns,
   backed securities (securities                                                the Funds have the option of
   representing an interest in, or                                              investing up to 100% of assets
   secured by, a pool of mortgages                                              in high quality short-term
   or other assets such as                                                      instruments
   receivables) and direct mortgages
   could generate capital                                                    -  The adviser monitors interest
   losses or periods of low yields                                              rate trends, as well as
   if they are paid off                                                         geographic and demographic
   substantially earlier or later                                               information related to
   than anticipated                                                             mortgage-backed securities and
                                                                                mortgage prepayments

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                      AND REWARD
CREDIT QUALITY
---------------------------------------------------------------------------------------------------------------------
-  The default of an issuer would     -  Investment-grade bonds have a       -  Each Fund maintains its own
   leave a Fund with unpaid              lower risk of default                  policies for balancing credit
   interest or principal                                                        quality against potential yields
                                      -  Junk bonds offer higher yields         and gains in light of its
-  Junk bonds (those rated BB, Ba        quality against potential yields       investment goals
   or lower) have a higher risk of
   default, tend to be less liquid                                           -  The adviser develops its own
   and may be more difficult to                                                 ratings of unrated securities
   value                                                                        and makes a credit quality
                                                                                determination for unrated
                                                                                securities

FOREIGN INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
-  A Fund could lose money because    -  Foreign bonds, which represent a    -  Foreign bonds are a primary
   of foreign government actions,        major portion of the world's           investment Strategic Income Fund
   political instability lack of         fixed income securities, offer         and may for the Global be a
   adequate and accurate or              attractive potential performance       significant investment for the
   information                           and opportunities for                  and Bond, Short Enhanced Term
                                         diversification                        Bond Income Funds

-  Currency exchange rate movements   -  Favorable exchange rate             -  To the extent that a Fund
   could reduce gains or create          movements could generate gains         invests in foreign bonds, it may
   losses                                or reduce losses                       manage the currency exposure of
                                                                                its foreign investments relative
-  Currency and investment risks      -  Emerging markets can offer             to its benchmark, and may hedge
   tend to be higher in emerging         higher returns                         a portion of its foreign
   markets; these markets also                                                  currency exposure into the U.S.
   present higher liquidity and                                                 dollar from time to time (see
   valuation risks                                                              also "Derivatives"); these
                                                                                currency management techniques
                                                                                may not be available for certain
                                                                                emerging markets investments

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                      AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
---------------------------------------------------------------------------------------------------------------------
-  When a Fund buys securities        -  A Fund can take advantage of        -  Each Fund segregates liquid
   before issue or for delayed           attractive transaction                 assets to offset leverage risks
   delivery, it could be exposed to      opportunities
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES
---------------------------------------------------------------------------------------------------------------------
-  A Fund could underperform its      -  A Fund could outperform its         -  The adviser focuses its active
   benchmark due to its sector,          benchmark due to these same            management on those areas where
   securities or duration choices        choices                                it believes its commitment to
                                                                                research can most enhance
                                                                                returns and manage risks in a
                                                                                consistent way

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                      AND REWARD
DERIVATIVES
---------------------------------------------------------------------------------------------------------------------
-  Derivatives such as futures,       -  Hedges that correlate well with     -  The Funds use derivatives, such
   options, swaps and forward            underlying positions can reduce        as futures, options, swaps and
   foreign currency contracts1 that      or eliminate losses at low cost        forward foreign currency
   are used for hedging the                                                     contracts for hedging and for
   portfolio or specific securities   -  A Fund could make money and            risk management (i.e., to adjust
   may not fully offset the              protect against losses if              duration or yield curve exposure
   underlying positions and this         management's analysis proves           or to establish or adjust
   could result in losses to the         correct                                exposure to particular
   Fund that would not have                                                     securities, markets or
   otherwise occurred                 -  Derivatives that involve               currencies); risk management may
                                         leverage could generate                include management of a Fund's
-  Derivatives used for risk             substantial gains at low cost          exposure relative to its
   management may not have the                                                  benchmark
   intended effects and may result
   in losses or missed                                                       -  The Funds only establish hedges
   opportunities                                                                that they expect will be highly
                                                                                correlated with underlying
-  The counterparty to a                                                        positions
   derivatives contract could
   default                                                                   -  While the Funds may use
                                                                                derivatives that incidentally
-  Certain types of derivatives                                                 involve leverage, they do not
   involve costs to the Funds which                                             use them for the specific
   can reduce returns                                                           purpose of leveraging their
                                                                                portfolios
-  Derivatives that involve
   leverage could magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                      AND REWARD
SECURITIES LENDING
---------------------------------------------------------------------------------------------------------------------
-  When a Fund lends a security,      -  A Fund may enhance income           -  The adviser maintains a list of
   there is a risk that the loaned       through the investment of the          approved borrowers
   securities may not be returned        collateral received from the
   if the borrower or the lending        borrower                            -  The Funds receive collateral
   agent defaults                                                               equal to at least 100% of the
                                                                                current value of securities
-  The collateral will be subject                                               loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                   -  The lending agents indemnify a
                                                                                Fund against borrower default

                                                                             -  The adviser's collateral
                                                                                investment guidelines limit the
                                                                                quality and duration of
                                                                                collateral investment to
                                                                                minimize losses

                                                                             -  Upon recall, the borrower must
                                                                                return the securities loaned
                                                                                within the normal settlement
                                                                                period

ILLIQUID HOLDINGS
---------------------------------------------------------------------------------------------------------------------
-  A Fund could have difficulty       -  These holdings may offer more       -  No Fund may invest more than 15%
   valuing these holdings precisely      attractive yields or potential         of net assets in illiquid
                                         growth than comparable widely          holdings
-  A Fund could be unable to sell        traded securities
   these holdings at the time or                                             -  To maintain adequate liquidity
   price desired                                                                to meet redemptions, each Fund
                                                                                may hold high quality short-term
                                                                                instruments (including
                                                                                repurchase agreements) and, for
                                                                                temporary or extraordinary
                                                                                purposes, may borrow from banks
                                                                                up to 33 1/3% of the value of its
                                                                                total assets or draw on a line
                                                                                of credit

SHORT-TERM TRADING
---------------------------------------------------------------------------------------------------------------------
-  Increased trading would raise a    -  A Fund could realize gains in a     -  The Funds may use short-term
   Fund's transaction costs              short period of time                   trading to take advantage of
                                                                                attractive or unexpected
-  Increased short-term capital                                                 opportunities or to meet demands
   gains distributions would raise    -  A Fund could protect against           generated by shareholder
   shareholders' income tax              losses if a bond is overvalued         activity
   liability                             and its value later falls

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


INSTITUTIONAL SHARES


                                                            PER SHARE OPERATING PERFORMANCE:
                                ----------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:            LESS DISTRIBUTIONS:
                                          ------------------------------------- ----------------------------------------
                                                         NET GAINS
                                                       (LOSSES) ON
                                NET ASSET        NET    SECURITIES               DIVIDENDS
                                   VALUE, INVESTMENT         (BOTH  TOTAL FROM    FROM NET DISTRIBUTIONS
                                BEGINNING     INCOME  REALIZED AND   INVESTMENT INVESTMENT  FROM CAPITAL    TAX RETURN
                                OF PERIOD     (LOSS)   UNREALIZED)   OPERATIONS     INCOME         GAINS    OF CAPITAL
------------------------------------------------------------------------------------------------------------------------
BOND FUND^^

Year Ended 8/31/03              $   10.04       0.42         (0.02)        0.40       0.42          0.08            --
------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02         $   10.08       0.34          0.02         0.36       0.34          0.06            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01             $    9.43       0.58^         0.65         1.23       0.58            --            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00             $    9.41       0.60          0.02         0.62       0.60            --(a)         --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99             $   10.10       0.57         (0.57)          --       0.57          0.12            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98             $   10.01       0.64          0.15         0.79       0.63          0.07            --
------------------------------------------------------------------------------------------------------------------------

ENHANCED INCOME FUND

Year Ended 8/31/03              $    9.98       0.23         (0.12)        0.11       0.23            --            --
------------------------------------------------------------------------------------------------------------------------
11/30/01* Through 8/31/02       $   10.00       0.18         (0.02)        0.16       0.18            --            --
------------------------------------------------------------------------------------------------------------------------

GLOBAL STRATEGIC INCOME FUND^^

Year Ended 8/31/03              $    8.65       0.48^         0.27         0.75       0.48            --            --
------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02         $    8.95       0.47         (0.30)        0.17       0.45            --          0.02
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01             $    9.29       0.69^        (0.16)        0.53       0.87            --            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00             $    9.35       0.88         (0.25)        0.63       0.69            --            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99             $    9.72       0.62         (0.37)        0.25       0.62            --            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98             $   10.16       0.75         (0.45)        0.30       0.70          0.02          0.02
------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^

Year Ended 8/31/03              $   10.05       0.28         (0.04)        0.24       0.29          0.14            --
------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02         $   10.03       0.29          0.06         0.35       0.29          0.04            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01             $    9.58       0.54^         0.46         1.00       0.55            --            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00             $    9.67       0.60         (0.08)        0.52       0.61            --            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99             $    9.96       0.58         (0.29)        0.29       0.54          0.04            --
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98             $    9.84       0.59          0.12         0.71       0.59            --            --
------------------------------------------------------------------------------------------------------------------------


^   Calculated based upon average shares outstanding.

^^  The fund changed its fiscal year end from October 31 to August 31.


(a) Amount is less than $0.005.

*   Commencement of operations.

~ Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

                                  PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------
                                               NET ASSET
                                        TOTAL VALUE, END      TOTAL
                                DISTRIBUTIONS  OF PERIOD RETURN (b)
----------------------------------------------------------------------
BOND FUND^^

Year Ended 8/31/03                       0.50 $     9.94       3.99%
----------------------------------------------------------------------
11/1/01 Through 8/31/02                  0.40 $    10.04       3.71%
----------------------------------------------------------------------
Year Ended 10/31/01                      0.58 $    10.08      13.46%
----------------------------------------------------------------------
Year Ended 10/31/00                      0.60 $     9.43       6.83%
----------------------------------------------------------------------
Year Ended 10/31/99                      0.69 $     9.41       0.03%
----------------------------------------------------------------------
Year Ended 10/31/98                      0.70 $    10.10       8.18%
----------------------------------------------------------------------

ENHANCED INCOME FUND

Year Ended 8/31/03                       0.23 $     9.86       1.14%
----------------------------------------------------------------------
11/30/01* Through 8/31/02                0.18 $     9.98       1.58%
----------------------------------------------------------------------

GLOBAL STRATEGIC INCOME FUND^^

Year Ended 8/31/03                       0.48 $     8.92       8.86%
----------------------------------------------------------------------
11/1/01 Through 8/31/02                  0.47 $     8.65       1.92%
----------------------------------------------------------------------
Year Ended 10/31/01                      0.87 $     8.95       5.86%
----------------------------------------------------------------------
Year Ended 10/31/00                      0.69 $     9.29       6.93%
----------------------------------------------------------------------
Year Ended 10/31/99                      0.62 $     9.35       2.62%
----------------------------------------------------------------------
Year Ended 10/31/98                      0.74 $     9.72       2.91%
----------------------------------------------------------------------

SHORT TERM BOND FUND^^

Year Ended 8/31/03                       0.43 $     9.86       2.44%
----------------------------------------------------------------------
11/1/01 Through 8/31/02                  0.33 $    10.05       3.55%
----------------------------------------------------------------------
Year Ended 10/31/01                      0.55 $    10.03      10.70%
----------------------------------------------------------------------
Year Ended 10/31/00                      0.61 $     9.58       5.49%
----------------------------------------------------------------------
Year Ended 10/31/99                      0.58 $     9.67       3.03%
----------------------------------------------------------------------
Year Ended 10/31/98                      0.59 $     9.96       7.40%
----------------------------------------------------------------------

                                                                  RATIOS/SUPPLEMENTAL DATA:
                                 ---------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                             ----------------------------------------------------------------
                                                                                               NET INVESTMENT
                                 NET ASSETS,                  NET              EXPENSES         INCOME (LOSS)
                                      END OF           INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                      PERIOD      NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                                  (MILLIONS) EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS  RATE ~(b)
-------------------------------------------------------------------------------------------------------------------------------
BOND FUND^^

Year Ended 8/31/03               $       478     0.49%       4.10%                 0.60%                 3.99%       679%
-------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $       747     0.49%       4.14%                 0.58%                 4.05%       572%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $     1,016     0.49%       5.98%                 0.51%                 5.96%       423%(2)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $       907     0.49%       6.37%                 0.49%                 6.37%       531%(2)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $     1,041     0.50%       5.92%                 0.51%                 5.91%       465%(2)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $     1,001     0.49%       6.32%                 0.50%                 6.31%       115%(2)
-------------------------------------------------------------------------------------------------------------------------------

ENHANCED INCOME FUND
Year Ended 8/31/03               $       354     0.20%       2.33%                 0.56%                 1.97%       328%
-------------------------------------------------------------------------------------------------------------------------------
11/30/01* Through 8/31/02        $       300     0.20%       2.40%                 0.68%                 1.92%       120%
-------------------------------------------------------------------------------------------------------------------------------

GLOBAL STRATEGIC INCOME FUND^^

Year Ended 8/31/03               $       108     0.65%       5.42%                 0.97%                 5.10%       248%
-------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $       135     0.65%       6.44%                 0.98%                 6.11%       178%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $       143     0.65%       7.50%                 0.80%                 7.35%       107%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $       163     0.65%       7.36%                 0.80%                 7.21%       266%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $       183     0.65%       6.70%                 0.78%                 5.29%       318%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $       224     0.65%       6.59%                 0.83%                 6.41%       368%
-------------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^

Year Ended 8/31/03               $       806     0.30%       2.85%                 0.55%                 2.60%       386%
-------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $       618     0.30%       3.53%                 0.54%                 3.29%       215%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $       697     0.30%       5.52%                 0.48%                 5.34%       160%(3)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $       415     0.30%       6.30%                 0.47%                 6.13%       271%(3)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $       354     0.29%       5.51%                 0.51%                 5.29%       398%(3)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $       233     0.25%       5.84%                 0.62%                 5.47%       381%(3)
-------------------------------------------------------------------------------------------------------------------------------


(b) Not annualized for periods less than one year.

#   Short periods have been annualized.


(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the fund invested all of its investable assets.

(3) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.


If you have any questions regarding this policy, please feel free to contact us at 1-800-766-7722.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-766-7722 to obtain further information.

If you buy shares through an institution, you may contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File No. is 811-07342 for
JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund.

The Investment Act File No. for JPMorgan Enhanced Income Fund is
811-07795.

(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2003

PR-INCI-1203

[GRAPHIC]

JPMORGAN FUNDS


PROSPECTUS DECEMBER 29 2003


JPMORGAN INCOME FUNDS

SELECT CLASS SHARES

BOND FUND
BOND FUND II
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND

SHORT TERM BOND FUND II
U.S. TREASURY INCOME FUND

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                             1

Bond Fund II                                          7

Fleming Emerging Markets Debt Fund                   13

Global Strategic Income Fund                         18

Short Term Bond Fund                                 24

Short Term Bond Fund II                              30

U.S. Treasury Income Fund                            36

The Funds' Management and Administration             41

How Your Account Works                               43

    Buying Fund Shares                               43

    Selling Fund Shares                              44

    Exchanging Fund Shares                           44

    Other Information Concerning the Funds           45

    Distributions and Taxes                          45

Investments                                          48

Risk and Reward Elements                             50

Financial Highlights                                 54

How To Reach Us                              BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-53.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It also may invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.




The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index (formerly known as the Salomon Smith Barney Broad Investment Grade Bond Index), each a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index. In the past, the Fund has compared its performance to the Citigroup Broad Investment Grade Bond Index, but will now compare its performance to the Lehman Aggregate Bond Index. The adviser believes the Lehman Aggregate Bond Index is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993         9.87%
1994        -2.97%
1995        18.17%
1996         3.13%
1997         9.13%
1998         7.36%
1999        -0.73%
2000        10.62%
2001         7.23%
2002         8.67%


BEST QUARTER 2nd quarter, 1995           6.25%

WORST QUARTER 2nd quarter, 1994         -2.39%



The Fund's year-to-date total return as of 9/30/03 was 3.58%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares) from 7/12/93 through 9/10/01. Returns for the period 1/1/93 to 7/12/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                     8.67            6.56             6.89

Return After Taxes on Distributions                                     6.89            4.15             4.27

Return After Taxes on Distributions and Sale of Fund Shares             5.33            4.05             4.21
-------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.27            7.54             7.51
-------------------------------------------------------------------------------------------------------------
CITIGROUP BROAD INVESTMENT GRADE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.09            7.52             7.53
-------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.31            6.73             6.87


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.


^ Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.30
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.21
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.76
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.07)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.69



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.69% of its average daily net assets through 12/31/04. The net expenses are not expected to exceed 0.66% for the Select Class Shares due to contractual caps on other classes of shares which require Fund level subsidies. This arrangement may end when these Fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  70       236       415        936

JPMORGAN BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-53.


THE FUND'S OBJECTIVE
The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in investment grade bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its assets in debt securities rated at least "A" or the equivalent from Moody's, S&P, Fitch, or another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


The Fund's Board of Trustees may change any of these investment policies (except for its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund's performance will depend on the credit quality of its investments. Securities in the ratings categories Baa3 by Moody's or BBB- by S&P or the equivalent by another national rating organization may have fewer protective provisions and are generally more risky than higher-rated investment grade securities.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Corporate Debt A-Rated Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        11.40%
1994        -3.83%
1995        18.51%
1996         3.20%
1997         8.81%
1998         7.94%
1999        -1.05%
2000        10.08%
2001         7.53%
2002         9.72%


BEST QUARTER 2nd quarter, 1995             5.86%

WORST QUARTER 1st quarter, 1994           -2.76%



The Fund's year-to-date total return as of 9/30/03 was 3.22%


* On 1/1/97, the Fund received the assets of three common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                     9.72%           6.76%            7.06%

Return After Taxes on Distributions                                     7.80%           4.32%             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares             6.05%           4.19%             N/A(1)
-------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.27%           7.54%            7.51%
-------------------------------------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.56%           6.29%            6.90%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.30
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.15)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.60



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  61       225       402       916

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-53.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade are sometimes called junk bonds (or the unrated equivalent).


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser analyzes both global and country specific factors to determine the ability of an emerging market country or investment to pay its debts.

The main solvency factors that the adviser focuses on to determine the long-term fundamentals of each country in which the Fund invests are its fiscal and monetary policy, macro and microeconomic environment and sociopolitical climate. Once these factors are analyzed, the portfolio construction process focuses on overall country exposure based upon the solvency factors and valuations available in the market, exposure to common global economic factors and security selection relative to the Fund's benchmark. The adviser uses security selection to manage the portfolio's credit quality, yield and duration exposure.

The adviser relies on the insights of different specialists, including macroeconomists, quantitative researchers and dedicated fixed income traders to make buy and sell decisions according to the Fund's objective and strategy.

For securities held by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the Fund's benchmark, although it can deviate based on the adviser's views.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.


To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

- are not prepared to accept a higher degree of risk than most traditional bond funds

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last five calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares the Fund's performance to the Emerging Markets Bond Index Global, a broad-based securities market index, and the Lipper Emerging Markets Debt Funds Index, a broad-based index.


The Fund's past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998           -15.93%
1999            25.97%
2000            15.23%
2001             4.77%
2002            11.44%


BEST QUARTER 4th quarter, 2002            14.77%

WORST QUARTER 3rd quarter, 1998          -21.73%



The Fund's year-to-date total return as of 9/30/03 was 22.09%


* Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was renamed "Select."

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    11.44            7.34            7.38

Return After Taxes on Distributions                                     7.61            2.83            2.88

Return After Taxes on Distributions and Sale of Fund Shares             6.86            3.45            3.49
------------------------------------------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX GLOBAL^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    13.11            7.58            8.01
------------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      11.22            5.18            6.31


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.70
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.57
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.52
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.27)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.25



(1) Other expenses are based on expenses incurred in the most recent fiscal year.

(2) Reflects an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 127       454       803     1,790

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-53.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.


The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-  12% international non-dollar (range 0-25%)

-  35% public/private mortgages (range 20-45%)


-  23% public/private corporates (range 5-25%)

-  15% emerging markets (range 0-25%)

-  15% high yield corporates (range 13-33%)


Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998             2.31%
1999             2.08%
2000             7.55%
2001             3.77%
2002             4.47%


BEST QUARTER 4th quarter, 2002            3.82%

WORST QUARTER 3rd quarter, 1994          -1.58%



The Fund's year-to-date total return as of 9/30/03 was 6.88%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of Select Class Shares) from 11/5/97 to 9/10/01. Returns for the period from 3/17/97 to 11/5/97 reflect the performance of the Fund's Institutional Class Shares. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the Institutional Class Shares.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                     4.47            4.01            4.90

Return After Taxes on Distributions                                     2.21            1.17            2.03

Return After Taxes on Distributions and Sale of Fund Shares             2.70            1.77            2.47
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.27            7.54            8.36
------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       6.49            2.31            3.53


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.45
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.78
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.48
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.48)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.00



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 102       421       762      1,727

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-53.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, including at least 75% A or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.


The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994             0.11%
1995            10.58%
1996             4.94%
1997             6.14%
1998             6.84%
1999             2.81%
2000             7.03%
2001             7.20%
2002             5.40%


BEST QUARTER 2nd quarter, 1995            3.41%

WORST QUARTER 1st quarter, 2002           0.25%



The Fund's year-to-date total return as of 9/30/03 was 1.73%


* Prior to a merger effective 9/07/01 the Fund operated in a "master-feeder" structure. The Fund's performance before Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program is identical to, and whose expenses are substantially similar to those of Select Class Shares) for the period from 7/8/93 to 9/10/01.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                     5.40            5.84            5.48

Return After Taxes on Distributions                                     3.78            3.64            3.28

Return After Taxes on Distributions and Sale of Fund Shares             3.47            3.60            3.28
------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     5.76            6.40            6.03
------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       4.36            5.58            5.50


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 7/8/93. Performance for the benchmarks is from 7/31/93.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.25
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.21
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.71
-------------------------------------------------------------------------------
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.11)
NET EXPENSES(2)                                                            0.60



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets through 12/31/04. The net expenses are not expected to exceed 0.56% for Select Class Shares due to contractual caps on other classes of shares which require Fund level subsidies. This arrangement may end when these Fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  61       216       384        872

JPMORGAN SHORT TERM BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-53.


THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING


How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1993    4.54%
1994    2.38%
1995    8.22%
1996    5.62%
1997    6.13%
1998    5.59%
1999    3.11%
2000    7.52%
2001    7.24%
2002    5.42%

BEST QUARTER 3rd quarter, 2001         3.07%
WORST QUARTER 4th quarter, 1998        0.09%

The Fund's year-to-date total return as of 9/30/03 was 1.76%.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2002



                                                                 PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                     5.42             5.76             5.56
Return After Taxes on Distributions                                     4.05             3.72             3.42
Return After Taxes on Distributions and Sale of Fund Shares             3.36             3.60             3.38
--------------------------------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     6.01             6.51             6.08
--------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       4.36             5.58             5.69


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


^  Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.25
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.70
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.20)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Fund's Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual cost may be higher of lower.



                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         51        204        370         852

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-53.


THE FUND'S OBJECTIVE
The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in:

- debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives U.S. Treasury securities as collateral.


"Assets" means net assets, plus the amount of borrowings for investment purposes.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser, JPMIM, will manage the Fund's duration according to changes in the market.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.


FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States, unlike U.S. Treasury securities, and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest- paying securities. As a result, they may be more volatile than other types of investments.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio


- want an investment whose risk/return potential is higher than that of money market funds and typical bond funds but generally less than that of stock funds

-  want an investment that pays monthly dividends


-  are pursuing a goal of total return


The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman U.S. Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Treasury Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993                  10.32%
1994                  -4.46%
1995                  17.53%
1996                   1.26%
1997                   8.34%
1998                   8.78%
1999                  -2.96%
2000                  12.61%
2001                   5.98%
2002                  11.64%


BEST QUARTER 3rd quarter, 2002          7.03%
WORST QUARTER 1st quarter, 1994        -2.98%



The Fund's year-to-date total return as of 9/30/03 was 2.32%.

* The performance figures shown in the table for the period before the Select Class Shares were launched on 2/16/01, and the performance in the bar chart prior to 1/1/02, are based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWN PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                 PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    11.64             7.10             6.71
Return After Taxes on Distributions                                     9.91             4.76             4.25
Return After Taxes on Distributions and Sale of Fund Shares             7.09             4.49             4.12
--------------------------------------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    11.50             7.77             7.56
--------------------------------------------------------------------------------------------------------------
LIPPER GENERAL U.S. TREASURY FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                       9.98             6.62             6.36


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.


^  Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.30
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.32
TOTAL ANNUAL OPERATING EXPENSES                                            0.87
--------------------------------------------------------------------------------
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.32)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.55



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.55% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         56        246        451       1,043

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Bond Fund, Global Strategic Income Fund and Short Term Bond Fund are series of J.P. Morgan Institutional Funds. The Fleming Emerging Markets Debt Fund is a series of J.P. Morgan Funds. Bond Fund II is a series of J.P. Morgan Mutual Fund Select Group and U.S. Treasury Income Fund, and Short Term Bond Fund II are series of J.P. Morgan Mutual Fund Group. Each of J.P. Morgan Institutional Funds, J.P. Morgan Funds, J.P. Morgan Mutual Fund Select Group and J.P. Morgan Mutual Fund Group is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year ended 8/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                      %
BOND FUND                              0.30
-------------------------------------------
BOND FUND II                           0.30
-------------------------------------------
FLEMING EMERGING MARKETS DEBT FUND     0.70
-------------------------------------------
GLOBAL STRATEGIC INCOME FUND           0.20
-------------------------------------------
SHORT TERM BOND FUND                   0.25
-------------------------------------------
SHORT TERM BOND FUND II                0.25
-------------------------------------------
U.S. TREASURY INCOME FUND              0.18



THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a particular class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Fund Service Center accepts your order.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your investment representative or financial service firm which Funds you want to buy and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your investment representative or financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center

P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order may be canceled. Any funds received in connection with late orders will be invested on the following business day.

GENERAL
Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. The fund may not be able to establish an account if the person does not provide the necessary information. In addition, the fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Select Class Shares.


MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum may be less for certain investors. Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.


SELLING FUND SHARES

When you sell your shares, you will receive the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must accept your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your financial service firm which Funds you want to sell. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your financial service firm might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send you a check or send the proceeds via electronic transfer or wire.


REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

ABUSIVE TRADING
The Bond Fund, Bond Fund II, Fleming Emerging Markets Debt Fund, Global Strategic Income Fund and U.S. Treasury Income Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. These Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Bond Fund, Bond Fund II, Fleming Emerging Markets Debt Fund, Global Strategic Income Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare ordinary income dividends daily and pay them monthly. Short Term Bond Fund II declare and pay ordinary income dividends monthly. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.


You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN INCOME FUNDS


INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES payment of principal and interest. Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the timely

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

                                   /X/  Permitted
                                   / /  Not permitted



                                                                                      FLEMING      GLOBAL   SHORT   SHORT     U.S.
                                                                                     EMERGING    STRATEGIC  TERM    TERM    TREASURY
RELATED TYPES OF RISK                                             BOND     BOND II  MARKET DEBT   INCOME    BOND   BOND II  INCOME
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                        /X/          /X/       /X/         /X/      /X/     /X/      / /

credit, currency, liquidity, political                           /X/(1)       /X/       /X/         /X/      /X/     /X/      /X/

credit, currency, interest rate, liquidity, market,
political                                                        /X/(1)       /X/       /X/         /X/      /X/     /X/      /X/

credit, currency, interest rate, liquidity, market,
political, valuation                                             /X/(1)       /X/       /X/         /X/      /X/     / /      / /

credit, currency, interest rate, liquidity, market,
political, valuation                                             /X/(1)       /X/       /X/         /X/      /X/     /X/      / /

credit, environmental, extension, interest rate,
liquidity, market, natural event, political, prepayment,
valuation                                                         /X/          /X/       /X/         /X/      /X/     / /      / /

credit, currency, extension, interest rate, leverage,
market, political, prepayment                                    /X/(1)       /X/       /X/         /X/      /X/     /X/      /X/

currency, extension, interest rate, leverage, liquidity,
market, political, prepayment                                    /X/(1),(2)   /X/(2)    /X/(1),(2)  /X/(2)   /X/(2)  /X/(2)   /X/(2)

credit, currency, extension, interest rate, liquidity,
political, prepayment                                            /X/          /X/       /X/         /X/      /X/     /X/      / /

credit, interest rate, liquidity, market, valuation              /X/          /X/       /X/         /X/      /X/     /X/      / /

credit, interest rate, liquidity, market, natural event,
prepayment, valuation                                            /X/          /X/       /X/         /X/      /X/     /X/      / /

credit                                                           /X/          /X/       /X/         /X/      /X/     /X/      /X/

credit, leverage                                                 /X/(1)       /X/(2)    /X/(1),(2)  /X/(2)   /X/(1)  /X/(2)   /X/(2)

credit, currency, interest rate, market, political               /X/(1)       /X/       /X/         /X/      /X/     / /      / /

credit, currency, interest rate, leverage, market, political,
valuation                                                        /X/          /X/       /X/         /X/      /X/     /X/      /X/

credit, interest rate, market, natural event, political          /X/          /X/       /X/         /X/      /X/     /X/      /X/

interest rate                                                    /X/          /X/       /X/         /X/      /X/     /X/      /X/

credit, currency, interest rate, liquidity, market,
political, valuation                                             /X/(1)       /X/       /X/         /X/      /X/     /X/      /X/



LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 331/3% of the Fund's total assets.

JPMORGAN INCOME FUNDS

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield, and           - Bonds have generally outperformed        - Under normal circumstances, the
  total return will fluctuate in                  money market investments over the long     invested Funds in plan bonds to remain
  response to bond market movements               term, with less risk than stocks           and other fully fixed income
                                                                                             securities and may invest uninvested
- The value of most bonds will fall when        - Most bonds will rise in value when         cash in affiliated money
  interest rates rise; the longer a               interest rates fall
  bond's maturity and the lower its                                                        - Debt investments for market the funds
  credit quality, the more its value            - Mortgage-backed and asset- backed          Funds may include U.S. and foreign
  typically falls                                 securities and direct mortgages can        corporate and government bonds,
                                                  offer attractive returns                   mortgage-backed and asset-backed
- Adverse market conditions may from                                                         securities (except for the Fleming
  time to time cause a Fund to take                                                          Emerging Markets Debt Fund),
  temporary defensive positions that are                                                     convertible securities, participation
  inconsistent with its principal                                                            interests and private placements
  investment strategies and may hinder a
  Fund from achieving its investment                                                       - The Funds seek to limit risk and
  objective                                                                                  enhance total return or yields through
                                                                                             careful management, sector allocation,
- Mortgage-backed and asset- backed                                                          and duration management
  securities (securities representing an
  interest in, or secured by, a pool of                                                    - During severe market downturns, the
  mortgages or other assets such as                                                          Funds have the option of investing up
  receivables) and direct mortgages                                                          to 100% of assets in high quality
  could generate capital losses or                                                           short- term instruments
  periods of low yields if they are paid
  off substantially earlier or later                                                       - The adviser monitors interest rate
  than anticipated                                                                           trends, as well as geographic and
                                                                                             demographic information related to
                                                                                             mortgage-backed securities and
                                                                                             mortgage prepayments

CREDIT QUALITY

- The default of an issuer would leave a        - Investment-grade bonds have a lower      - Each Fund maintains its own policies
  Fund with unpaid interest or principal          risk of default                            for balancing credit quality against
                                                                                             potential yields and gains in light of
- Junk bonds (those rated BB, Ba or             - Junk bonds offer higher yields and         its investment goals
  lower) have a higher risk of default,           higher potential gains
  tend to be less liquid, and may be                                                       - The adviser develops its own ratings
  more difficult to value                                                                    of unrated securities and makes a
                                                                                             credit quality determination for
                                                                                             unrated securities

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                          AND REWARD
FOREIGN INVESTMENTS

- A Fund could lose money because of            - Foreign bonds, which represent a major   - Foreign bonds are a primary investment
  foreign government actions, political           portion of the world's fixed income        only for Global Strategic Income and
  instability, or lack of adequate and            securities, offer attractive potential     Emerging Markets Debt Funds and may be
  accurate information                            performance and opportunities for          a significant investment for Short
                                                  diversification                            Term Bond, Bond, Bond II, and Short
- Currency exchange rate movements could                                                     Term Bond II
  reduce gains or create losses                 - Favorable exchange rate movements
                                                  could generate gains or reduce losses    - To the extent that a Fund invests in
- Currency and investment risks tend to                                                      foreign bonds, it may manage the
  be higher in emerging markets; these          - Emerging markets can offer higher          currency exposure of its foreign
  markets also present higher liquidity           returns                                    investments relative to its benchmark,
  and valuation risks                                                                        and may hedge a portion of its foreign
                                                                                             currency exposure into the U.S. dollar
                                                                                             from time to time (see also
                                                                                             "Derivatives"); these currency
                                                                                             management techniques may not be
                                                                                             available for certain emerging markets
                                                                                             investments

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When a Fund buys securities before            - A Fund can take advantage of             - Each Fund segregates liquid assets to
  issue or for delayed delivery, it               attractive transaction opportunities       offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its                 - A Fund could outperform its benchmark    - The adviser focuses its active
  benchmark due to its sector,                    due to these same choices                  management on those areas where it
  securities or duration choices                                                             believes its commi- tment to research
                                                                                             can most enhance returns and manage
                                                                                             risks in a consistent way

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options,         - Hedges that correlate well with          - The Funds use derivatives, such as
  swaps and forward foreign currency              underlying positions can reduce or         futures, options, swaps and forward
  contracts 1 that are used for hedging           eliminate losses at low cost               foreign currency contracts for hedging
  the portfolio or specific securities                                                       and for risk management (i.e., to
  may not fully offset the underlying           - A Fund could make money and protect        adjust duration or yield curve
  positions and this could result in              against losses if management's             exposure, or to establish or adjust
  losses to the Fund that would not have          analysis proves correct                    exposure to particular securities,
  otherwise occurred                                                                         markets, or currencies); risk
                                                - Derivatives that involve leverage          management may include management of a
- Derivatives used for risk management            could generate substantial gains at        Fund's exposure relative to its
  may not have the intended effects and           low cost                                   benchmark.
  may result in losses or missed
  opportunities                                                                            - The Funds only establish hedges that
                                                                                             they expect will be highly correlated
- The counterparty to a derivatives                                                          with underlying positions
  contract could default
                                                                                           - While the Funds may use derivatives
- Certain types of derivatives involve                                                       that incidentally involve leverage,
  costs to the Funds which can reduce                                                        they do not use them for the specific
  returns                                                                                    purpose of leveraging their portfolios

- Derivatives that involve leverage                                                        - The Bond Fund II, Short Term Bond Fund
  could magnify losses                                                                       II, Strategic II, Income Fund and U.S.
                                                                                             Treasury Income Fund may use
- Derivatives used for non- hedging                                                          derivative to increase income or gain.
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses.



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

- When a Fund lends a security, there is        - A Fund may enhance income through the    - The adviser maintains a list of
  a risk that the loaned securities may           investment of the collateral received      approved borrowers
  not be returned if the borrower or the          from the borrower
  lending agent defaults                                                                   - The Funds receive collateral equal to
                                                                                             at least 100% of the current value of
- The collateral will be subject to the                                                      securities loaned plus accrued
  risks of the securities in which it is                                                     interest
  invested
                                                                                           - The lending agents indemnify a Fund
                                                                                             against borrower default

                                                                                           - The adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses

                                                                                           - Upon recall, the borrower must return
                                                                                             the securities loaned within the
                                                                                             normal settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty valuing          - These holdings may offer more            - No Fund may invest more than 15% of
  these holdings precisely                        attractive yields or potential growth      net assets in illiquid holdings
                                                  than comparable widely traded
- A Fund could be unable to sell these            securities                               - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                      redemptions, each Fund may hold high
                                                                                             quality short- term instruments
                                                                                             (including repurchase agreements) for
                                                                                             temporary or extraordinary and,
                                                                                             purposes, may borrow from banks up to
                                                                                             331/3% of the value of its total
                                                                                             assets or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise a Fund's        - A Fund could realize gains in a short    - The Funds may use short-term trading
  transaction costs                               period of time                             to take advantage of attractive or
                                                                                             unexpected opportunities or to meet
- Increased short-term capital gains            - A Fund could protect against losses if     demands generated by shareholder
  distributions would raise                       a bond is overvalued and its value         activity
  shareholders' income tax liability              later falls

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


SELECT SHARES


                                                                 PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                            ---------------------------------------    -----------------------------------------
                                                             NET GAINS
                                                           (LOSSES) ON
                                NET ASSET          NET      SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT           (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME    REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)     UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
BOND FUND^^@

Year Ended 8/31/03               $  10.04         0.40           (0.01)        0.39         0.41            0.08            0.49
--------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $  10.08         0.32            0.02         0.34         0.32            0.06            0.38
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $   9.43         0.52^           0.70         1.22         0.57              --            0.57
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $   9.41         0.58            0.02         0.60         0.58              --            0.58
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $  10.09         0.55           (0.57)       (0.02)        0.56            0.10            0.66
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $   9.93         0.62            0.16         0.78         0.62              --            0.62
--------------------------------------------------------------------------------------------------------------------------------

BOND FUND II^^

Year Ended 8/31/03               $  41.32         1.79^          (0.38)        1.41         1.73            0.49            2.22
--------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $  40.97         1.36^           0.35         1.71         1.36              --            1.36
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $  38.02         2.18            2.95         5.13         2.18              --            2.18
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $  38.38         2.38           (0.36)        2.02         2.38              --            2.38
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $  41.29         2.36           (2.37)       (0.01)        2.36            0.54            2.90
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $  41.01         2.56            0.76         3.32         2.55            0.49            3.04
--------------------------------------------------------------------------------------------------------------------------------

FLEMING EMERGING MARKETS
DEBT FUND^^^

Year Ended 8/31/03               $   7.53         0.68            1.53         2.21         0.72              --            0.72
--------------------------------------------------------------------------------------------------------------------------------
8/1/02 Through 8/31/02           $   7.05         0.05            0.49         0.54         0.06              --            0.06
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/02               $   7.82         0.77           (0.77)          --         0.77              --            0.77
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/01               $   8.77         0.88           (0.87)        0.01         0.96              --            0.96
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/00               $   7.29         0.95            1.42         2.37         0.89              --            0.89
--------------------------------------------------------------------------------------------------------------------------------
1/1/99 Through 7/31/99           $   7.30         0.49            0.02         0.51         0.52              --            0.52
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98              $   9.76         1.15           (2.64)       (1.49)        0.97              --            0.97
--------------------------------------------------------------------------------------------------------------------------------


   ^ Calculated based upon average shares outstanding.

  ^^ The Fund changed its fiscal year from October 31 to August 31.
 ^^^ The Fund changed its fiscal year end from July 31 to August 31.
   @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization Prior periods have been restated to reflect the split.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                  NET ASSET
                                 VALUE, END                 TOTAL
                                  OF PERIOD            RETURN (b)
BOND FUND^^@

Year Ended 8/31/03                 $   9.94                  3.82%
-----------------------------------------------------------------
11/1/01 Through 8/31/02            $  10.04                  3.57%
-----------------------------------------------------------------
Year Ended 10/31/01                $  10.08                 13.32%
-----------------------------------------------------------------
Year Ended 10/31/00                $   9.43                  6.61%
-----------------------------------------------------------------
Year Ended 10/31/99                $   9.41                 (0.23%)
-----------------------------------------------------------------
Year Ended 10/31/98                $  10.09                  8.06%
-----------------------------------------------------------------

BOND FUND II^^

Year Ended 8/31/03                 $  40.51                  3.39%
-----------------------------------------------------------------
11/1/01 Through 8/31/02            $  41.32                  4.33%
-----------------------------------------------------------------
Year Ended 10/31/01                $  40.97                 13.87%
-----------------------------------------------------------------
Year Ended 10/31/00                $  38.02                  5.50%
-----------------------------------------------------------------
Year Ended 10/31/99                $  38.38                 (0.01%)
-----------------------------------------------------------------
Year Ended 10/31/98                $  41.29                  8.44%
-----------------------------------------------------------------

FLEMING EMERGING MARKETS
DEBT FUND^^^

Year Ended 8/31/03                 $   9.02                 30.49%
-----------------------------------------------------------------
8/1/02 Through 8/31/02             $   7.53                  7.69%
-----------------------------------------------------------------
Year Ended 7/31/02                 $   7.05                 (0.67%)
-----------------------------------------------------------------
Year Ended 7/31/01                 $   7.82                 (0.17%)
-----------------------------------------------------------------
Year Ended 7/31/00                 $   8.77                 34.12%
-----------------------------------------------------------------
1/1/99 Through 7/31/99             $   7.29                  7.27%
-----------------------------------------------------------------
Year Ended 12/31/98                $   7.30                (15.93%)
-----------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------------------------------------------------------------------
                                                                             RATIOS TO AVERAGE NET ASSETS: #
                                              --------------------------------------------------------------------------------
                                                                                                    NET INVESTMENT
                                NET ASSETS,                      NET               EXPENSES          INCOME (LOSS)
                                     END OF               INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                     PERIOD        NET        INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                 (MILLIONS)   EXPENSES        (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS    RATE (b)
BOND FUND^^@

Year Ended 8/31/03                 $    308       0.66%         3.97%                  0.76%                  3.87%        679%
-------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02            $    312       0.66%         3.95%                  0.74%                  3.87%        572%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                $    315       0.69%         5.77%                  0.70%                  5.76%        423%(2)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                $    240       0.69%         6.19%                  0.69%                  6.19%        531%(2)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                $    235       0.69%         5.72%                  0.69%                  5.72%        465%(2)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98                $    216       0.66%         6.14%                  0.66%                  6.14%        115%(2)
-------------------------------------------------------------------------------------------------------------------------------

BOND FUND II^^

Year Ended 8/31/03                 $  1,022       0.60%         4.27%                  0.75%                  4.12%        806%
-------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02            $    661       0.60%         4.08%                  0.74%                  3.94%        496%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                $    683       0.63%         5.52%                  0.75%                  5.40%        319%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                $    587       0.69%         6.30%                  0.71%                  6.28%        157%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                $    620       0.03%         5.97%                  0.49%                  5.51%        300%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98                $    590       0.03%         6.27%                  0.51%                  5.79%        306%
-------------------------------------------------------------------------------------------------------------------------------

FLEMING EMERGING MARKETS
DEBT FUND^^^

Year Ended 8/31/03                 $     60       1.25%         8.11%                  1.52%                  7.84%        157%
-------------------------------------------------------------------------------------------------------------------------------
8/1/02 Through 8/31/02             $     41       1.25%         9.86%                  1.30%                  9.81%         12%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/02                 $     35       1.25%         9.59%                  1.54%                  9.30%        110%(3)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/01                 $     35       1.25%        11.20%                  1.92%                 10.53%        141%(3)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/00                 $     20       1.25%        11.01%                  1.95%                 10.31%        295%(3)
-------------------------------------------------------------------------------------------------------------------------------
1/1/99 Through 7/31/99             $     26       1.25%        12.28%                  2.51%                 11.02%        555%(3)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                $     19       1.25%        10.05%                  2.09%                  9.21%        791%(3)
-------------------------------------------------------------------------------------------------------------------------------


(b)  Not annualized for periods less than one year.
#    Short periods have been annualized.

(2) Percentages prior to 9/10/01 reflect the portfolio turnover of Emerging Markets Debt Portfolio, in which the fund invested all of its investable assets.
(3) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

SELECT SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                ----------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                            ---------------------------------------    ---------------------------------------
                                                             NET GAINS
                                                           (LOSSES) ON
                                NET ASSET          NET      SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT           (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME    REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL    TAX RETURN
                                OF PERIOD       (LOSS)     UNREALIZED)   OPERATIONS       INCOME           GAINS    OF CAPITAL
GLOBAL STRATEGIC INCOME FUND^^@

Year Ended 8/31/03               $   8.65         0.45^           0.27         0.72         0.45              --            --
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $   8.95         0.45           (0.31)        0.14         0.42              --          0.02
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $   9.42         0.67^          (0.38)        0.29         0.76              --            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $   9.47         0.87           (0.26)        0.61         0.66              --            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $   9.84         0.60           (0.38)        0.22         0.59              --            --
------------------------------------------------------------------------------------------------------------------------------
11/5/97** Through 10/31/98       $  10.28         0.70           (0.49)        0.21         0.63            0.02            --
------------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^@

Year Ended 8/31/03               $  10.04         0.26           (0.03)        0.23         0.27            0.14            --
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $  10.03         0.28            0.04         0.32         0.27            0.04            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $   9.61         0.51^           0.46         0.97         0.55              --            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $   9.70         0.58           (0.09)        0.49         0.58              --            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $  10.00         0.57           (0.31)        0.26         0.51            0.05            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $   9.87         0.56            0.13         0.69         0.56              --            --
------------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND II^^

Year Ended 8/31/03               $  10.35         0.27^          (0.05)        0.22         0.27            0.05            --+
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $  10.40         0.26            0.07         0.33         0.27            0.11            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $   9.90         0.42^           0.57         0.99         0.49              --            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $   9.95         0.59           (0.05)        0.54         0.59              --            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $  10.15         0.49           (0.20)        0.29         0.49              --            --
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98              $  10.11         0.57            0.02         0.59         0.55              --            --
------------------------------------------------------------------------------------------------------------------------------


   ^ Calculated based upon average shares outstanding.

  ^^ The Fund changed its fiscal year end from October 31 to August 31.
   + Amount rounds to less than 0.005
  ** Commencement of offering of class of shares.
   @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization Prior periods have been restated to reflect the split.

                                     PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------
                                                  NET ASSET
                                       TOTAL     VALUE, END         TOTAL
                                DISTRIBUTIONS     OF PERIOD    RETURN (b)
GLOBAL STRATEGIC INCOME FUND^^@

Year Ended 8/31/03                       0.45      $   8.92          8.48%
-------------------------------------------------------------------------
11/1/01 Through 8/31/02                  0.44      $   8.65          1.61%
-------------------------------------------------------------------------
Year Ended 10/31/01                      0.76      $   8.95          5.46%
-------------------------------------------------------------------------
Year Ended 10/31/00                      0.66      $   9.42          6.57%
-------------------------------------------------------------------------
Year Ended 10/31/99                      0.59      $   9.47          2.26%
-------------------------------------------------------------------------
11/5/97** Through 10/31/98               0.65      $   9.84          1.97%
-------------------------------------------------------------------------

SHORT TERM BOND FUND^^@

Year Ended 8/31/03                       0.41      $   9.86          2.28%
-------------------------------------------------------------------------
11/1/01 Through 8/31/02                  0.31      $  10.04          3.21%
-------------------------------------------------------------------------
Year Ended 10/31/01                      0.55      $  10.03         10.39%
-------------------------------------------------------------------------
Year Ended 10/31/00                      0.58      $   9.61          5.19%
-------------------------------------------------------------------------
Year Ended 10/31/99                      0.56      $   9.70          2.70%
-------------------------------------------------------------------------
Year Ended 10/31/98                      0.56      $  10.00          7.24%
-------------------------------------------------------------------------

SHORT TERM BOND FUND II^^

Year Ended 8/31/03                       0.32      $  10.25          2.15%
-------------------------------------------------------------------------
11/1/01 Through 8/31/02                  0.38      $  10.35          3.30%
-------------------------------------------------------------------------
Year Ended 10/31/01                      0.49      $  10.40         10.29%
-------------------------------------------------------------------------
Year Ended 10/31/00                      0.59      $   9.90          5.56%
-------------------------------------------------------------------------
Year Ended 10/31/99                      0.49      $   9.95          2.97%
-------------------------------------------------------------------------
Year Ended 10/31/98                      0.55      $  10.15          6.03%
-------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------------------------------------------------------------------
                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                              ------------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                NET ASSETS,                    NET               EXPENSES          INCOME (LOSS)
                                    END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                    PERIOD         NET      INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                (MILLIONS)    EXPENSES      (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS    RATE (b)
GLOBAL STRATEGIC INCOME FUND^^@

Year Ended 8/31/03                $      3        1.00%       5.10%                  1.48%                  4.62%        248%
----------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02           $      5        1.00%       6.08%                  1.48%                  5.60%        178%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01               $      5        1.00%       7.32%                  2.63%                  5.69%        107%(4)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00               $      7        1.00%       7.05%                  2.50%                  5.55%        266%(4)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99               $      9        1.00%       6.35%                  1.54%                  5.81%        318%(4)
----------------------------------------------------------------------------------------------------------------------------
11/5/97** Through 10/31/98        $     10        1.00%       6.24%                  1.89%                  5.35%        368%(4)
----------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^@

Year Ended 8/31/03                $    122        0.56%       2.59%                  0.71%                  2.44%        386%
----------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02           $    122        0.57%       3.22%                  0.72%                  3.07%        215%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01               $     67        0.60%       5.22%                  0.82%                  5.00%        160%(5)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00               $     38        0.60%       6.00%                  0.82%                  5.78%        271%(5)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99               $     39        0.57%       5.24%                  0.80%                  5.01%        398%(5)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98               $     31        0.50%       5.66%                  0.98%                  5.18%        381%(5)
----------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND II^^

Year Ended 8/31/03                $    342        0.50%       2.58%                  0.70%                  2.38%        319%
----------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02           $    144        0.50%       2.91%                  0.70%                  2.71%        192%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01               $    144        0.50%       4.15%                  0.77%                  3.88%        315%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00               $     21        0.45%       5.99%                  1.02%                  5.42%        139%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99               $     28        0.42%       4.89%                  1.02%                  4.29%        302%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/98               $     31        0.42%       5.68%                  1.04%                  5.06%        439%
----------------------------------------------------------------------------------------------------------------------------


 (b) Not annualized for periods less than one year.
   # Short periods have been annualized.

 (4) Percentages prior to 9/10/01 reflect the portfolio turnover of the Short Term Bond Portfolio, in which the Fund invested all of its investable assets.
 (5) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

SELECT SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                ----------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                            ---------------------------------------    ---------------------------------------
                                                             NET GAINS
                                                           (LOSSES) ON
                                NET ASSET          NET      SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT           (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME    REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL    TAX RETURN
                                OF PERIOD       (LOSS)     UNREALIZED)   OPERATIONS       INCOME           GAINS    OF CAPITAL
U.S. TREASURY INCOME FUND^^

Year Ended 8/31/03               $  11.83         0.49           (0.21)        0.28         0.49              --            --
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02          $  11.77         0.39            0.06         0.45         0.39              --            --
------------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 10/31/01       $  11.10         0.37            0.66         1.03         0.36              --            --
------------------------------------------------------------------------------------------------------------------------------



  ^^ The fund changed its fiscal year end from October 31 to August 31. ** Commencement of offering of class of shares.
 (b) Not annualized for periods less than one year.

                                     PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------
                                                  NET ASSET
                                        TOTAL    VALUE, END         TOTAL
                                DISTRIBUTIONS     OF PERIOD    RETURN (b)
U.S. TREASURY INCOME FUND^^

Year Ended 8/31/03                       0.49      $  11.62          2.29%
--------------------------------------------------------------------------
11/1/01 Through 8/31/02                  0.39      $  11.83          3.97%
--------------------------------------------------------------------------
2/16/01** Through 10/31/01               0.36      $  11.77          9.52%
--------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------------------------------------------------------------------
                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                              ------------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                               NET ASSETS,                     NET               EXPENSES          INCOME (LOSS)
                                    END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                    PERIOD         NET      INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                (MILLIONS)    EXPENSES      (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS    RATE (b)
Year Ended 8/31/03                $     69        0.55%       4.04%                  0.87%                  3.72%        106%
------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02           $     78        0.55%       4.07%                  0.86%                  3.76%        228%
------------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 10/31/01        $     76        0.55%       4.73%                  0.98%                  4.30%        134%
------------------------------------------------------------------------------------------------------------------------------



   # Short periods have been annualized.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.


If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy shares through an institution Please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. are:


JPMorgan Bond Fund                           811-07342
JPMorgan Bond Fund II                        811-07843
JPMorgan Fleming Emerging Markets
   Debt Fund                                 811-07340
JPMorgan Global Strategic Income Fund        811-07342
JPMorgan Short Term Bond Fund                811-07342
JPMorgan Short Term Bond Fund II             811-05151
JPMorgan U.S. Treasury Income Fund           811-05151



(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2003

PR-INCS-1203

JPMORGAN FUNDS



PROSPECTUS DECEMBER 29 2003


[GRAPHIC]


JPMORGAN INCOME FUNDS

ULTRA SHARES

BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


Bond Fund                                            1

The Fund's Management and Administration             7

How Your Account Works                               8

    Buying Fund Shares                               8

    Selling Fund Shares                              9

    Exchanging Fund Shares                           9

    Other Information Concerning the Fund            9

    Distributions and Taxes                         10

Investments                                         12

Risk and Reward Elements                            14

Financial Highlights                                20

How To Reach Us                             BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 12-18.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

 BEFORE YOU INVEST

 Investors considering the Fund should understand that:

 - There is no assurance that the Fund will meet its investment objective.

 - The Fund does not represent a complete investment program.

 FREQUENCY OF TRADING

 How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


 Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


 WHO MAY WANT TO INVEST

 The Fund is designed for investors who:

 - want to add an income investment to further diversify a portfolio

 - want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

 - want an investment that pays monthly dividends

 The Fund is NOT designed for investors who:

 - are investing for aggressive long-term growth

 - require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.Lehman Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index (formerly known as the Salomon Smith Barney Broad Investment Grade Bond Index), each a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index. In the past, the Fund has compared its performance to the Citigroup Broad Investment Grade Bond Index, but will now compare its performance to the Lehman Aggregate Bond Index. The adviser believes the Lehman Aggregate Bond Index is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

   1993              9.98%
   1994             -2.68%
   1995             18.42%
   1996              3.30%
   1997              9.21%
   1998              7.74%
   1999             -0.29%
   2000             10.95%
   2001              7.54%
   2002              8.98%

BEST QUARTER 2nd quarter, 1995               6.30%
-------------------------------------------------
WORST QUARTER 1st quarter, 1994             -2.38%
-------------------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 3.78%.



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Ultra Shares were launched on 9/10/01 is based on the performance of the ultra feeder, that was merged out of existence (whose investment program was identical to and whose expenses were similar to those of the Ultra Shares) from 12/15/97 to 9/10/01. Returns for the period from 7/12/93 to 12/15/97 reflect performance of the institutional feeder and from 1/1/93 to 7/12/93, the Pierpont Bond Fund, the Fund's predecessor.


(1) The Fund's fiscal year end is 8/31.

 AVERAGE ANNUAL TOTAL RETURNS (%)
 SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                 PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
 ULTRA CLASS SHARES

 Return Before Taxes                                                    8.98             6.91             7.16

 Return After Taxes on Distributions                                    7.07             4.43             4.62

 Return After Taxes on Distributions and Sale of Fund Shares            5.51             4.29             4.48
--------------------------------------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX^
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   10.27             7.54             7.51
--------------------------------------------------------------------------------------------------------------
 CITIGROUP BROAD INVESTMENT GRADE BOND INDEX^
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   10.09             7.52             7.53
--------------------------------------------------------------------------------------------------------------
 LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX^
 (REFLECTS NO DEDUCTION FOR TAXES)                                      8.31             6.73             6.87


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.


^ Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR ULTRA SHARES
The expenses of the Ultra Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

 ANNUAL OPERATING EXPENSES (%)
 (EXPENSES THAT ARE DEDUCTED FROM ULTRA SHARES ASSETS)


 MANAGEMENT FEES                                                                                          0.30

 DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

 SHAREHOLDER SERVICE FEES                                                                                 0.05

 OTHER EXPENSES(1)                                                                                        0.20
--------------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                                                          0.55

 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.15)
--------------------------------------------------------------------------------------------------------------
 NET EXPENSES(2)                                                                                          0.40



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund, to the extent total annual operating expenses of the Ultra Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.40% of its average daily net assets through 12/31/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Ultra Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Ultra Shares and your actual costs may be higher or lower.



                                   1 YEAR         3 YEARS         5 YEARS        10 YEARS
-----------------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)          41             145             277             660

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year ended 8/31/03, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average daily net assets.

THE PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.


THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Ultra Class Shares of the Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.05% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Ultra Shares of the Fund. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at their market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of the board of trustees. When fair value is used, the prices of securities used by the Fund to calculate NAV may differ from quoted or published prices for the same securities.

The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your financial service firm or the JPMorgan Funds Service Center accepts your order.

The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy Ultra Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund or directly from the JPMorgan Funds Service Center. Shares are available on any business day the NYSE is open. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.


All purchases of Ultra Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.


Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

You may buy your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your financial service firm that you want to buy Bond Fund Ultra Shares. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center.


To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782; or

Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center

P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The Fund will not issue certificates for Ultra Shares.

MINIMUM INVESTMENTS
Investors must buy a minimum of $20,000,000 worth of Ultra Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combinepurchases of Ultra Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center or your investment representative must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your financial service firm that you want to sell your Bond Fund Ultra Shares. Your financial service firm must receive your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Ultra Shares for shares of the same class or Institutional Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.


ABUSIVE TRADING
The Fund is not intended to be an investment vehicle for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Fund or its administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of the Fund, or exchanges between or among Funds, that indicates market timing or abusive trading. There are limitations on the ability of the Fund and its administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of the Fund's and its administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses arising from any sales request if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
PO Box 219392
Kansas City, MO 64121-9392


The Fund may issue multiple classes of shares. This prospectus relates only to Ultra Shares of the Fund. Each class may have different requirements for who may invest and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund generally declares ordinary income dividends daily and pays them monthly. The Fund makes net capital gain distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.


You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

JPMORGAN INCOME FUNDS




INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages. BOND

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.


COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organizations.


CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.


CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking and other financial institutions.


MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.


MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR -ROLLS The sale of domestic or foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.


PARTICIPATION INTERESTS Interests that represent a share of domestic or foreign bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.


REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.


REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.


TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.


U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

                                   /X/  Permitted
                                   / /  Not permitted


                                                                                                           BOND
credit, interest rate, market, prepayment                                                                   /X/

credit, currency, liquidity, political,                                                                     /X/(1)

credit, currency, interest rate, liquidity, market, political                                               /X/(1)

credit, currency, interest rate, liquidity, market, political, valuation                                    /X/(1)

credit, currency, interest rate, liquidity, market, political, valuation                                    /X/(1)

credit, environmental, extension, interest rate, liquidity, market, natural event, political,
  prepayment, valuation                                                                                     /X/

credit, currency, extension, interest rate, leverage, market, political, prepayment                         /X/(1)

currency, extension, interest rate, leverage, liquidity, market, political, prepayment                      /X/(1),(2)

credit, currency, extension, interest rate, liquidity, political, prepayment                                /X/

credit, interest rate, liquidity, market, valuation                                                         /X/

credit, interest rate, liquidity, market, natural event, prepayment, valuation                              /X/

credit                                                                                                      /X/

credit, leverage                                                                                            /X/(2)

credit, currency, interest rate, market, political                                                          /X/(1)


credit, currency, interest rate, leverage, market, political, valuation                                     /X/


credit, interest rate, market, natural event, political                                                     /X/

interest rate                                                                                               /X/

credit, currency, interest rate, liquidity, market, political, valuation                                    /X/(1)

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.


(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield   - Bonds have generally               - Under normal circumstances the
  and total return will             outperformed money market            Fund plans to remain fully
  fluctuate in response to bond     investments over the long term,      invested in bonds and other
  market movements                  with less risk than stocks           fixed income securities and may
                                                                         invest uninvested cash in
- The value of most bonds will    - Most bonds will rise in value        affiliated money market funds
  fall when interest rates          when interest rates fall
  rise; the longer a bond's                                            - Bond investments may include
  maturity and the lower its      - Mortgage-backed and                  U.S. and foreign corporate and
  credit quality, the more its      asset-backed securities and          government bonds,
  value typically falls             direct mortgages can offer           mortgage-backed and asset
                                    attractive returns                   backed securities, convertible
- Adverse market conditions may                                          securities, participation
  from time to time cause the                                            interests and private
  Fund to take temporary                                                 placements
  defensive positions that are
  inconsistent with its                                                - The Fund seeks to limit risk
  principal investment                                                   and enhance total return or
  strategies and may hinder the                                          yields through careful
  Fund from achieving its                                                management, sector allocation,
  investment objective                                                   individual securities selection
                                                                         and duration management
- Mortgage-backed and
  asset-backed securities                                              - During severe market downturns,
  (securities representing an                                            the Fund has the option of
  interest in, or secured by, a                                          investing up to 100% of assets
  pool of mortgages or other                                             in high quality short-term
  assets such as receivables)                                            instruments
  and direct mortgages could
  generate capital losses or                                           - The adviser monitors interest
  periods of low yields if they                                          rate trends, as well as
  are paid off substantially                                             geographic and demographic
  earlier or later than                                                  information related to
  anticipated                                                            mortgage-backed securities and
                                                                         mortgage prepayments
CREDIT QUALITY

- The default of an issuer would  - Investment-grade bonds have a      - The Fund maintains its own
  leave the Fund with unpaid        lower risk of default                policies for balancing credit
  interest or principal                                                  quality against potential
                                  - Junk bonds offer higher yields       yields and gains in light of
- Junk bonds (those rated BB/Ba     and higher potential gains           its investment goals
  or lower) have a higher risk
  of default, tend to be less                                          - The adviser develops its own
  liquid and may be more                                                 ratings of unrated securities
  difficult to value                                                     and makes a credit quality
                                                                         determination for unrated
                                                                         securities

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                    AND REWARD
FOREIGN INVESTMENTS

- The Fund could lose money       - Foreign bonds, which represent     - Foreign bonds may be a significant
  because of foreign government     a major portion of the world's       investment for the Fund
  actions, political instability    fixed income securities, offer
  or lack of adequate and           attractive potential performance   - To the extent that the Fund
  accurate information              and opportunities for                invests in foreign bonds, it
                                    diversification                      may manage the currency
- Currency exchange rate                                                 exposure of its foreign
  movements could reduce gains    - Favorable exchange rate move-        investments relative to its
  or create losses                  ments could generate gains or        benchmark, and may hedge a
                                    reduce losses                        portion of its foreign currency
- Currency and investment risks                                          exposure into the U.S. dollar
  tend to be higher in emerging   - Emerging markets can offer           from time to time (see also
  markets; these markets also       higher returns                       "Derivatives"); these currency
  present higher liquidity and                                           management techniques may
  valuation risks                                                        not be available for certain
                                                                         emerging markets investments

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When the Fund buys securities   - The Fund can take advantage of     - The Fund segregates liquid
  before issue or for delayed       attractive transaction               assets to offset leverage risk
  delivery, it could be exposed     opportunities
  to leverage risk if it does
  not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform     - The Fund could outperform its      - The adviser focuses its active
  its benchmark due to its          benchmark due to these same          management on those areas where
  sector, securities or duration    choices                              it believes its commitment to
  choices                                                                research can most enhance
                                                                         returns and manage risks in a
                                                                         consistent way

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

- Derivatives such as futures,    - Hedges that correlate well with    - The Fund uses derivatives, such as
  options, swaps and forward        underlying positions can reduce      futures, options, swaps and
  foreign currency contracts(1)     or eliminate losses at low cost      forward foreign currency contracts
  that are used for hedging the                                          for hedging and for risk
  portfolio or specific           - The Fund could make money and        management (i.e., to adjust
  securities may not fully          protect against losses if            duration or yield curve exposure
  offset the underlying             management's analysis proves         or to establish or adjust exposure
  positions and this could          correct                              to particular securities, markets
  result in losses to the Fund                                           or currencies); risk management
  that would not have otherwise   - Derivatives that involve             may include management of the
  occurred                          leverage could generate              Fund's exposure relative to its
                                    substantial gains at low cost        benchmark
- Derivatives used for risk
  management may not have the                                          - The Fund only establishes hedges
  intended effects and may                                               that it expects will be highly
  result in losses or missed                                             correlated with underlying
  opportunities                                                          positions

- The counterparty to a                                                - While the Fund may use derivatives
  derivatives contract could                                             that incidentally involve
  default                                                                leverage, it does not use them for
                                                                         the specific purpose of leveraging
- Certain types of derivatives                                           its portfolio
  involve costs to the Fund
  which can reduce returns

- Derivatives that involve
  leverage could magnify losses

- Derivatives used for non-
  hedging purposes could cause
  losses that exceed the
  original investment

- Derivatives may, for tax
  purposes, affect the character
  of gain and loss realized by
  the Fund, accelerate
  recognition of income to the
  Fund, affect the holding
  period of the Fund's assets
  and defer recognition of
  certain of the Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                    AND REWARD
SECURITIES LENDING

- When the Fund lends a           - The Fund may enhance income        - The adviser maintains a list of
  security, there is a risk that    through the investment of the        approved borrowers
  the loaned securities may not     collateral received from the
  be returned if the borrower or    borrower                           - The Fund receives collateral equal
  the lending agent defaults                                             to at least 100% of the current
                                                                         value of securities loaned plus
- The collateral will be subject                                         accrued interest
  to the risks of the securities
  in which it is invested                                              - The lending agents indemnify the
                                                                         Fund against borrower default

                                                                       - The adviser's collateral
                                                                         investment guidelines limit the
                                                                         quality and duration of collateral
                                                                         investment to minimize losses

                                                                       - Upon recall, the borrower must
                                                                         return the securities loaned
                                                                         within the normal settlement
                                                                         period

ILLIQUID HOLDINGS

- The Fund could have difficulty    - These holdings may offer more    - The Fund may not invest more than
  valuing these holdings              attractive yields or potential     15% of net assets in illiquid
  precisely                           growth than comparable widely      holdings
                                      traded securities
- The Fund could be unable to                                          - To maintain adequate liquidity to
  sell these holdings at the                                             meet redemptions, the Fund may
  time or price desired                                                  hold high quality short-term
                                                                         instruments (including repurchase
                                                                         agreements) and, for temporary or
                                                                         extraordinary purposes, may borrow
                                                                         from banks up to 331/3% of the
                                                                         value of its total assets or draw
                                                                         on a line of credit

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                    AND REWARD
SHORT-TERM TRADING

- Increased trading would raise   - The Fund could realize gains in a  - The Fund may use short-term
  the Fund's transaction costs      short period of time                 trading to take advantage of
                                                                         attractive or unexpected
- Increased short-term capital    - The Fund could protect against       opportunities or to meet demands
  gains distributions would         losses if a bond is overvalued       generated by shareholder activity
  raise shareholders' income tax    and its value later falls
  liability

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which is available upon request


ULTRA SHARES @

                                                                                PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                          --------------------------------------   ------------------------------------------
                                                          NET GAINS
                                                        (LOSSES) ON
                              NET ASSET          NET     SECURITIES                 DIVIDENDS
                                 VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                              OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
 BOND FUND^^

 Year Ended 8/31/03           $   10.05         0.43          (0.02)        0.41         0.43            0.08            0.51
-----------------------------------------------------------------------------------------------------------------------------
 11/1/01 Through 8/31/02      $   10.09         0.34           0.02         0.36         0.34            0.06            0.40
-----------------------------------------------------------------------------------------------------------------------------
 Year Ended 10/31/01          $    9.47         0.54^          0.72         1.26         0.62            0.02            0.64
-----------------------------------------------------------------------------------------------------------------------------
 Year Ended 10/31/00          $    9.46         0.64          (0.02)        0.62         0.61              --            0.61
-----------------------------------------------------------------------------------------------------------------------------
 Year Ended 10/31/99          $   10.02         0.60          (0.57)        0.03         0.59              --            0.59
-----------------------------------------------------------------------------------------------------------------------------
 12/15/97** Through 10/31/98  $    9.88         0.53           0.16         0.69         0.55              --            0.55
-----------------------------------------------------------------------------------------------------------------------------


 ^^  The Fund changed its fiscal year from October 31 to August 31.

 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.

 **  Commencement of offering of class of shares.

                              PER SHARE OPERATING PERFORMANCE:                    RATIOS/SUPPLEMENTAL DATA:
                              --------------------------------   ----------------------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                                                               --------------------------------------------
                                                                 NET ASSETS,                     NET               EXPENSES
                               NET ASSET                              END OF              INVESTMENT       WITHOUT WAIVERS,
                              VALUE, END                 TOTAL        PERIOD        NET       INCOME         REIMBURSEMENTS
                               OF PERIOD            RETURN (b)    (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS
---------------------------------------------------------------------------------------------------------------------------
 Year Ended 8/31/03           $     9.95                  4.08%  $       444       0.40%        4.19%                  0.55%
---------------------------------------------------------------------------------------------------------------------------
 11/1/01 Through 8/31/02      $    10.05                  3.80%  $       609       0.40%        4.20%                  0.53%
---------------------------------------------------------------------------------------------------------------------------
 Year Ended 10/31/01          $    10.09                 13.63%  $       598       0.37%        6.08%                  0.47%
---------------------------------------------------------------------------------------------------------------------------
 Year Ended 10/31/00          $     9.47                  6.92%  $       466       0.35%        6.49%                  0.42%
---------------------------------------------------------------------------------------------------------------------------
 Year Ended 10/31/99          $     9.46                  0.28%  $       299       0.36%        6.08%                  0.49%
---------------------------------------------------------------------------------------------------------------------------
 12/15/97** Through 10/31/98  $    10.02                  7.17%  $       128       0.37%        6.28%                  0.60%
---------------------------------------------------------------------------------------------------------------------------

                                      RATIOS/SUPPLEMENTAL DATA:
                              --------------------------------------------
                               RATIOS TO AVERAGE NET ASSETS: #
                              --------------------------------
                                        NET INVESTMENT
                                         INCOME (LOSS)
                                      WITHOUT WAIVERS,           PORTFOLIO
                                        REIMBURSEMENTS           TURNOVER
                                  AND EARNINGS CREDITS           RATE ~(b)
--------------------------------------------------------------------------
 Year Ended 8/31/03                               4.04%                679%
--------------------------------------------------------------------------
 11/1/01 Through 8/31/02                          4.07%                572%
--------------------------------------------------------------------------
 Year Ended 10/31/01                              5.98%                423%
--------------------------------------------------------------------------
 Year Ended 10/31/00                              6.42%                531%
--------------------------------------------------------------------------
 Year Ended 10/31/99                              5.95%                465%
--------------------------------------------------------------------------
 12/15/97** Through 10/31/98                      6.05%                115%
--------------------------------------------------------------------------

 ^   Calculated based upon average shares outstanding.

 (b) Not annualized for periods less than one year.

 #   Short periods have been annualized.

 ~ Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

Privacy Policy

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose nonpublic personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.


J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.


If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.


              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.

If you buy your shares through an institution, you may contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-07342

(c) J.P. Morgan Chase & Co. All Rights Reserved. December 2003

PR-BU-1203

                              JPMORGAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2003


                           J.P. MORGAN FUNDS ("JPMF")

     JPMorgan Fleming Emerging Markets Debt Fund ("Fleming Emerging Markets
                                   Debt Fund")


                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                        JPMorgan Bond Fund ("Bond Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")
             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                       J.P. MORGAN SERIES TRUST ("JPMST")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")


                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")

          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")
            JPMorgan Strategic Income Fund ("Strategic Income Fund")
       JPMorgan U.S. Treasury Income Fund ("U.S. Treasury Income Fund")


                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")

                     JPMorgan Bond Fund II ("Bond Fund II")



                      522 Fifth Avenue, New York, NY 10036


This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated December 29, 2003, for Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, Enhanced Income Fund, Short Term Bond Fund II, Strategic Income Fund, U.S. Treasury Income Fund and Bond Fund II (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds dated August 31, 2003. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.


        For more information about the Funds or the financial statements, simply write or call for:


SELECT CLASS, ULTRA, CLASS A, CLASS B OR CLASS C SHARES      INSTITUTIONAL CLASS SHARES
JPMorgan Funds Service Center                                JPMorgan Institutional Funds Service Center
P.O. Box 219392                                              500 Stanton Christiana Road
Kansas City, MO 64121-9392                                   Newark, DE 19713
1-800-348-4782                                               1-800-766-7722

                                TABLE OF CONTENTS


GENERAL                                                                      1
INVESTMENT STRATEGIES AND POLICIES                                           2
INVESTMENT RESTRICTIONS                                                      22
TRUSTEES                                                                     25
OFFICERS                                                                     30
CODES OF ETHICS                                                              32
PROXY VOTING PROCEDURES AND GUIDELINES                                       32
INVESTMENT ADVISER                                                           33
ADMINISTRATOR AND SUB-ADMINISTRATOR                                          35
DISTRIBUTOR                                                                  37
DISTRIBUTION PLAN                                                            38
CUSTODIAN                                                                    41
TRANSFER AGENT                                                               41
SHAREHOLDER SERVICING                                                        41
EXPENSES                                                                     43
FINANCIAL PROFESSIONALS                                                      44
INDEPENDENT ACCOUNTANTS                                                      44
PURCHASES, REDEMPTIONS AND EXCHANGES                                         44
DIVIDENDS AND DISTRIBUTIONS                                                  49
NET ASSET VALUE                                                              49
PERFORMANCE INFORMATION                                                      50
PORTFOLIO TRANSACTIONS                                                       55
MASSACHUSETTS TRUST                                                          56
DESCRIPTION OF SHARES                                                        57
DISTRIBUTIONS AND TAX MATTERS                                                58
ADDITIONAL INFORMATION                                                       62
FINANCIAL STATEMENTS                                                         68
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                   A-1

                                     GENERAL

        This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional, Class A, Class B and Class C
Short Term Bond Fund:                                Select, Institutional, Class A and Class B
Fleming Emerging Markets Debt Fund:                  Select, Institutional, Class A, Class B and Class C
Enhanced Income Fund:                                Select, Institutional, Class A, Class B and Class C
Bond Fund II:                                        Select, Institutional, Class A, Class B and Class C
Short Term Bond Fund II:                             Select, Institutional, Class M, Class A, Class B and Class C
Strategic Income Fund:                               Select, Institutional, Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Institutional, Class A, Class B and Class C



        Currently, each Fund offers the following classes of shares:




Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional and Class A
Short Term Bond Fund:                                Select, Institutional and Class A
Fleming Emerging Markets Debt Fund:                  Select
Enhanced Income Fund:                                Institutional
Bond Fund II:                                        Select, Class A and Class B
Short Term Bond Fund II:                             Select, Class M and Class A
Strategic Income Fund:                               Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Class A and Class B



        Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of JPMMFG and JPMMFSG:



FUND                                                       FORMER NAME
----                                                       -----------
JPMorgan Short-Term Bond Fund II                           Chase Vista Short-Term Bond Fund
JPMorgan Strategic Income Fund                             Chase Vista Strategic Income Fund
JPMorgan U.S. Treasury Income Fund                         Chase Vista U.S. Treasury Income Fund
JPMorgan Bond Fund II                                      Chase Vista Select Bond Fund



        Effective May 1, 2003, the name of the following Trusts were renamed with the approval of the Board of Trustees of JPMMFG and JPMMFSG:



Mutual Fund Group                                          J.P. Morgan Mutual Fund Group
Mutual Fund Select Group                                   J.P. Morgan Mutual Fund Select Group



        The shares of the Funds are collectively referred to in this SAI as the "Shares."


        This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.


        This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

        The Bond, Global Strategic Income and Short Term Bond Funds are each a series of JPMIF, an open-end management investment company, formed on November 4, 1992, as a Massachusetts business trust. The Fleming Emerging Markets Debt Fund is a series of JPMF, an open-end management investment company, formed on November 4, 1992 as a Massachusetts business trust. J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") advises these Funds.

        Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Fleming Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio" and collectively, the "Portfolios"), corresponding open-end management investment companies having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.


        The Enhanced Income Fund is a series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust. This Fund is also advised by JPMIM.


        The Bond Fund II is a series of JPMMFSG, an open-end management investment company, formed on October 1, 1996 as a Massachusetts business trust. The Short Term Bond Fund II, Strategic Income and U.S. Treasury Income Funds are a series of JPMMFG (and together with JPMIF, JPMF, JPMST and JPMMFSG, the "Trusts"), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. These Funds are advised JPMIM.


        In addition to these Funds, the Trusts consist of other series representing separate investment funds.


        Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES


        Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with its investment objective and policies.


                    CORPORATE BONDS AND OTHER DEBT SECURITIES


        Each Fund, except the U.S. Treasury Income Fund, may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with its investment objective and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

        MORTGAGE-BACKED SECURITIES. The Funds, except Fleming Emerging Markets Debt Fund, may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

        Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

        There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").


        Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.


        Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

        Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

        Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

        STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund, except U.S. Treasury Income and Fleming Emerging Markets Debt Funds, may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

        MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds, except Fleming Emerging Markets Debt Fund, may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% the Funds' total assets.


        MORTGAGES (DIRECTLY HELD). Each Fund, except U.S. Treasury Income Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.


        The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such a Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

        STRUCTURED PRODUCTS. Bond Fund II, Global Strategic Income Fund, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.


        The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

        Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

        Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.


        FLOATING RATE AND VARIABLE SECURITIES. Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

        The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.


        ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

        ASSET-BACKED SECURITIES. Each Fund, except the U.S. Treasury Income Fund, may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

        Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

        Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."


        U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


        FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments - Sovereign Fixed Income Securities."

        SUPRANATIONAL OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."


        BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

        The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

        COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

        REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities, which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.


                             TAX EXEMPT OBLIGATIONS


        The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations, which may be purchased by the Funds, appears below. See "Diversification and Quality Requirements."


        MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

        Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

        MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

        Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

        Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

        Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

        Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

        Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

        PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

        PUTS. The Bond Fund, the Global Strategic Income Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

        Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

        The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

        Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

        Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                               FOREIGN INVESTMENTS


        Each Fund, with the exception of U.S. Treasury Income Fund, may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country. Fleming Emerging Markets Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

        Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

        Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

        In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.


        Since any investments made in foreign securities by Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Fund or Enhanced Income Fund may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. Short Term Bond Fund and Bond Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Typically, Short Term Bond Fund and Bond Fund hedge it's non-dollar investments back to the U.S. dollars. See "Foreign Currency Exchange Transactions" below.


        FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

        A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


        A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.


        Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

        SOVEREIGN FIXED INCOME SECURITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

        A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


        BRADY BONDS. Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.


        OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                          INVESTING IN EMERGING MARKETS


        Global Strategic Income Fund, Fleming Emerging Markets Debt Fund, Enhanced Income Fund, Bond Fund II, Short Term Bond Fund II, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and

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economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


        Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

        The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

        RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

                             ADDITIONAL INVESTMENTS


        CONVERTIBLE SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Fleming Emerging Markets Debt and Strategic Income Funds may invest in convertible securities of domestic and, foreign issuers subject to a Fund's investment restrictions, objective and strategy, foreign issuers. The Funds will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

        WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Enhanced Income, and Fleming Emerging Markets Debt Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

        FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

        Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

        To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

        INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategy. The Strategic Income Fund and Short Term Bond Fund II will generally not invest in securities of other investment companies, with the exception of shares of money market funds. These limits require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

        REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period, which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% he Funds' total assets.

        LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

        There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


        ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.


        Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.


        As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


                    DIVERSIFICATION AND QUALITY REQUIREMENTS

        Each Fund, with the exception of Fleming Emerging Markets Debt and U.S. Treasury Income Funds, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

        Although Fleming Emerging Markets Debt and U.S. Treasury Income Funds are not limited by the diversification requirements of the 1940 Act, all Funds including the Fleming Emerging Markets Debt and U.S. Treasury Income Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

        If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Bond and Short Term Bond Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company, which invests in voting securities. See "Investment Restrictions."

        BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, except U.S. Treasury Income Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

        Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.


        In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.


        At the time the Bond and Short Term Bond Funds invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by a Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

        The Fleming Emerging Markets Debt Fund may invest in securities that are speculative to a high degree and in default. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this SAI, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fleming Emerging Markets Debt and Global Strategic Income Funds may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Funds may invest.

        There can be no assurance that the Adviser will be successful in limiting Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

        Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of Global Strategic Income and Fleming Emerging Markets

Debt Funds' investments in high yield securities and to value accurately these assets. In addition, Fleming Emerging Markets Debt and Global Strategic Income Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.


                        OPTIONS AND FUTURES TRANSACTIONS


        The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II, Strategic Income Fund, and Bond Fund II may also use futures and options to seek to enhance portfolio performance. Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. The use of options and futures is a highly specialized activity, which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

        None of the Funds will be a commodity pool. The Trusts, on behalf of themselves and their respective Fund or Funds, have filed notices of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.


                                     OPTIONS


        PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

        SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

        OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

        EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

        The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

        OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

        COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

        Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

        POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


        ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


        SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

        Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.


        Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

        The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (i.e., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.


        The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

        The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

        The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.


        Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.


        Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (i.e., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

        The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.


        During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

        The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

        Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

        RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

        MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a

Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

        LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

        CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

        CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.


        LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


                               PORTFOLIO TURNOVER

        The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                                                        FISCAL PERIOD FROM
                                                 FISCAL YEAR ENDED       11/01/01 THROUGH        FISCAL YEAR ENDED
                                                      10/31/01               8/31/02*                 8/31/03
                                                 -----------------------------------------------------------------
Bond Fund @                                             423%                   572%                    679%
Bond Fund II                                            319%                   496%                    806%
Enhanced Income ***                                     N/A                    120%                    328%
Global Strategic Income Fund @                          107%                   178%                    248%
Short Term Bond Fund @                                  160%                   215%                    386%
Short Term Bond Fund II                                 315%                   192%                    319%
Strategic Income Fund                                   174%                   176%                    116%
U.S. Treasury Income Fund                               134%                   228%                    106%



                                                                        FISCAL PERIOD FROM
                                                 FISCAL YEAR ENDED       8/01/02 THROUGH         FISCAL YEAR ENDED
                                                      7/31/02               8/31/02 **                8/31/03
                                                 -----------------------------------------------------------------
Fleming Emerging Markets Debt Fund @                    110%                   12%                     157%


@ The percentages reflect the Fund's corresponding Portfolio through September 9, 2001 and the Funds thereafter.
*   The Funds changed their fiscal year-end from 10/31 to 8/31.
**  The Fund changed its fiscal year-end from 7/31 to 8/31.

*** The Fund's inception date is 11/31/01.

     The variation in the Funds' turnover rates over the last two fiscal years is primarily due to the Funds' investments in mortgages and/or futures.

                             INVESTMENT RESTRICTIONS

        The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.


        The investment policy of the Funds (including their investment objectives), with the exception of Bond Fund II and Short Term Bond Fund II, are not fundamental, except as designated herein. The investment objectives of the Bond Fund II and Short Term Bond Fund II are fundamental but their investment policies are non-fundamental. Shareholders of the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.


                      FUNDAMENTAL INVESTMENT RESTRICTIONS.

(1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the Investment Company Act of 1940 (the "1940 Act");


(2)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

        (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;

        (b) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not borrow money except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 331/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund, other than the Strategic Income Fund, may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of any of the total assets of the Bond Fund II, Short Term Bond Fund II, or U.S. Treasury Income Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;


(6)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

        (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(9)     (a)     The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund and the U.S. Treasury Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law; and

        (b) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not make loans, except that the Funds may:


                (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;

                (ii) enter into repurchase agreements with respect to portfolio securities; and

                (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.


        In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.


        For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(iv)    May not purchase or sell interests in oil, gas or mineral leases;


(v) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), and the U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

(vi) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(vii) Except as specified above, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.


        For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


        In order to permit the sale of its shares in certain states, the Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should the Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Bond Fund II will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company; (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Bond Fund II, one or more of such persons owns beneficially more than 1/2 of the 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities taken together own beneficially more than 5% of such shares of securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.


        In order to permit the sale of its shares in certain states and foreign countries, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the

Short Term Bond Fund II, the Strategic Income Fund or the U.S. Treasury Income Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets,
(ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

        There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Boards of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


        For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with The Securities and Exchange Commission or other sources. In the absence of such classification or, if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


                                    TRUSTEES


        The names of the Trustees of the Funds, together with information regarding the year of their birth, positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                        NUMBER OF PORTFOLIOS
  NAME (DOB); POSITIONS      PRINCIPAL OCCUPATIONS       IN FUND COMPLEX(1)     OTHER DIRECTORSHIPS HELD
  WITH THE FUNDS (SINCE)      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE      OUTSIDE FUND COMPLEX
------------------------    ------------------------    --------------------   -------------------------
INDEPENDENT TRUSTEES
WILLIAM J. ARMSTRONG        Retired; Vice-President               71                    None
(1941); Trustee since       & Treasurer of
1994.                       Ingersoll-Rand Company
                            (manufacturer of
                            industrial equipment)
                            (1972-2000)

ROLAND R. EPPLEY, JR.       Retired                               71           Director, Janel Hydro Inc.
(1932); Trustee since                                                          (1993-present)
1994.

DR. MATTHEW GOLDSTEIN       Chancellor of the City                71           Director of National
(1941) Trustee since 2003.  University of New York,                            Financial Partners
                            since September 1,                                 (financial services
                            1999; President,                                   distributor)
                            Adelphi University (New                            (2003-present);
                            York) (1998-1999)                                  President, Adelphi
                                                                               University (New York)
                                                                               1998-present); Trustee of
                                                                               Bronx-Lebanon Hospital
                                                                               Center (1992-present);
                                                                               Director of New Plan
                                                                               Excel Realty Trust, Inc
                                                                               (real estate investment
                                                                               company) (2000-present);
                                                                               Director of Lincoln
                                                                               Center Institute for the
                                                                               Arts in Education
                                                                               (1999-present).

ANN MAYNARD GRAY            Vice President of                     71           Director of Duke Energy
(1945); Trustee since       Capital Cities/ABC,                                Corporation
2001.                       Inc. (communications)                              (1997-present) Director
                            (1986-1998)                                        of Elan Corporation, Plc
                                                                               (pharmaceuticals)
                                                                               (2001-present); Director
                                                                               of The Phoenix Companies
                                                                               (wealth management)
                                                                               (2002-present)

MATTHEW HEALEY              Retired; Chief                        71           None
(1937); Trustee of since    Executive Officer of
2001.  President of the     certain J.P. Morgan
Board of Trustees since     Fund trusts (1982-2001)
2001.

ROBERT J. HIGGINS           Director of                           71           Director of Providian
(1945); Trustee since       Administration of the                              Financial Corp. (banking)
2002.                       State of Rhode Island                              (2002-present)
                            (2003-present);
                            President - Consumer
                            Banking and
                            Investment Services
                            Fleet Boston Financial
                            (1971-2002)

WILLIAM G. MORTON, JR.      Chairman Emeritus                     71           Director of Radio Shack
(1937) Trustee since 2003   (2001-2002), and                                   Corporation (electronics)
                            Chairman and Chief                                 (1987-present); Director
                            Executive Officer,                                 of the Griswold Company
                            Boston Stock Exchange                              (securities brokerage)
                            (1985-2001)                                        (2002-present); Director
                                                                               of The National Football
                                                                               Foundation and College
                                                                               Hall of Fame
                                                                               (1994-present); Trustee
                                                                               of the Berklee College of
                                                                               Music (1998-present);
                                                                               Trustee of the Stratton
                                                                               Mountain School
                                                                               (2001-present).

FERGUS REID, III            Chairman of Lumelite                  71           Trustee of 16 Morgan
(1932); Trustee since       Corporation (plastics                              Stanley Funds (1995-present)
1994.                       manufacturing)
                            (1985-present);
                            Chairman and CEO of
                            Lumelite Corporation
                            (1985-2002)

JAMES J. SCHONBACHLER       Retired; Managing                     71           None
(1943); Trustee since       Director of Bankers
2001.                       Trust Company
                            (financial services)
                            (1968-1998)

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.*   Retired; Chief                        71           None
(1935); Trustee since       Executive Officer of
1998.                       Chase Mutual Funds
                            (investment company)
                            (1989-1998); President
                            & Chief Executive
                            Officer of Vista
                            Capital Management
                            (investment management)
                            (1990-1998); Chief
                            Investment Executive of
                            Chase Manhattan Private
                            Bank (investment
                            management) (1990-1998)



(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") stock.

        Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended August 31, 2003. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met once during the year ended August 31, 2003. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended August 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met once during the year ended August 31, 2003.

        The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1) :



                                                                                  OWNERSHIP OF
                                                                                    FLEMING
                                                                                    EMERGING         OWNERSHIP OF
                                                           OWNERSHIP OF BOND      MARKETS DEBT     ENHANCED INCOME
   NAME OF TRUSTEE             OWNERSHIP OF BOND FUND           FUND II               FUND               FUND
   ---------------             ----------------------      -----------------      -------------    ---------------
INDEPENDENT TRUSTEES
William J. Armstrong                     None                     None                None               None
Roland R. Eppley, Jr.                    None                     None                None               None
Dr. Matthew Goldstein                    None                     None                None               None
Ann Maynard Gray                         None                     None                None               None
Matthew Healey                           None                     None                None               None
Robert J. Higgins                        None                     None                None               None
William G. Morton, Jr.                   None                     None                None               None

Fergus Reid, III                         None                     None                None               None
James J. Schonbachler                    None                     None                None               None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                     None                None               None



                                                                                  OWNERSHIP OF       OWNERSHIP OF
                                  OWNERSHIP OF GLOBAL      OWNERSHIP OF SHORT      SHORT TERM      STRATEGIC INCOME
   NAME OF TRUSTEE               STRATEGIC INCOME FUND       TERM BOND FUND       BOND FUND II           FUND
   ---------------               ---------------------     ------------------    --------------    ----------------
INDEPENDENT TRUSTEES
William J. Armstrong                     None                     None                None               None
Roland R. Eppley, Jr.                    None                     None                None               None
Dr. Matthew Goldstein                    None                     None                None               None
Ann Maynard Gray                         None                     None                None               None
Matthew Healey                       Over $100,000                None                None               None
Robert J. Higgins                        None                     None                None               None
Fergus Reid, III                         None                     None                None               None
William G. Morton, Jr.                   None                     None                None               None
James J. Schonbachler               $10,001-$50,000               None                None               None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                     None                None               None



                                                           AGGREGATE OWNERSHIP OF ALL
                                                             REGISTERED INVESTMENT
                                                             COMPANIES OVERSEEN BY
                                   OWNERSHIP OF U.S.          TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE               TREASURY INCOME FUND         INVESTMENT COMPANIES
   ---------------               --------------------      --------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                     None                    Over $100,000
Roland R. Eppley, Jr.                    None                    Over $100,000
Dr. Matthew Goldstein                    None                          -
Ann Maynard Gray                         None                   $10,001-$50,000
Matthew Healey                           None                    Over $100,000
Robert J. Higgins                        None                         None
William G. Morton, Jr.                   None                         None
Fergus Reid, III                         None                    Over $100,000
James J. Schonbachler                    None                  $50,001 - $100,000
Robert J. Higgins                        None                         None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                    Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies.

        As of December 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

        Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. As of July 16, 2003, Messrs. Armstrong, Spalding and Healy are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

        Trustee aggregate compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:


                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS


                                                                              FLEMING
                                                                 ENHANCED     EMERGING      GLOBAL
                                         BOND         BOND        INCOME       MARKETS     STRATEGIC
NAME OF TRUSTEE                          FUND        FUND II       FUND       DEBT FUND   INCOME FUND
---------------                       ----------   ----------   -----------   ---------   -----------
INDEPENDENT TRUSTEES
William J. Armstrong                  $    1,810   $      758   $      231    $      42   $       151
Roland R. Eppley, Jr.                      1,810          758          231           42           151
Dr. Matthew Goldstein                          -            -            -            -             -
Ann Maynard Gray                           1,810          758          231           42           151
Matthew Healey                             2,413        1,010          308           56           202
Robert J. Higgins                          1,074          459          178           27            93
William G. Morton, Jr.                         -            -            -            -             -
Fergus Reid, III                           3,771        1,578          480           88           315
James J. Schonbachler                      1,810          758          231           42           151

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                   1,810          758          231           42           151



                            SHORT TERM     SHORT TERM      STRATEGIC    U.S. TREASURY
NAME OF TRUSTEE              BOND FUND    BOND FUND II    INCOME FUND    INCOME FUND
---------------            ------------   ------------    -----------   -------------
INDEPENDENT TRUSTEES
William J. Armstrong       $        777   $      1,286   $         23   $         148
Roland R. Eppley, Jr.               777          1,286             23             148
Dr. Matthew Goldstein                 -              -              -               -
Ann Maynard Gray                    777          1,286             23             148
Matthew Healey                    1,036          1,714             31             197
Robert J. Higgins                   502            849             14              92
William G. Morton, Jr.                -              -              -               -
Fergus Reid, III                  1,619          2,679             48             308
James J. Schonbachler               777          1,286             23             148

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.            777          1,286             23             148



                                      AGGREGATE TRUSTEE COMPENSATION
NAME OF TRUSTEE                       PAID FROM THE FUND COMPLEX
---------------                       ------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                  $                      120,000
Roland R. Eppley, Jr.                                        120,000
Dr. Matthew Goldstein                                              -
Ann Maynard Gray                                             120,000
Matthew Healey                                               160,000
Robert J. Higgins                                             70,000
William G. Morton, Jr.                                             -
Fergus Reid, III                                             250,000
James J. Schonbachler                                        120,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                     120,000



        The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of
(1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.


        The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

        The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

        The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.


        The names of the officers of the Funds, together with the year of their birth, information regarding their positions held with the Funds, principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



NAME (DOB); POSITIONS HELD WITH                              PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
-------------------------------                              -------------------------------------------------------
GEORGE C. W. GATCH                                           Managing Director, JPMIM; Head of J.P. Morgan Fleming's
(1962);                                                      U.S. Mutual Funds and Financial Intermediaries Business
President since 2001                                         ("FFI"); he has held numerous positions throughout the
                                                             firm in business management, marketing and sales.

PATRICIA A. MALESKI                                          Vice President, JPMIM, Head of FFI and U.S.
(1967);                                                      Institutional Funds Administration and Board Liaison.
Treasurer since 2003                                         Prior to joining JPMorgan in 2001, she was the Vice
                                                             President of Finance for the Pierpont Group, Inc., a
                                                             service provider to the board of trustees of the
                                                             heritage JPMorgan Funds.

SHARON J. WEINBERG                                           Managing Director, JPMIM; Head of Business and Product
(1959)                                                       Strategy for FFI; since joining J.P. Morgan Chase in
Secretary since 2001                                         1996, she has held numerous positions throughout the
                                                             asset management business in mutual funds marketing,
                                                             legal and product development.

STEPHEN M. UNGERMAN                                          Vice President, JPMIM; Fund Administration - Pooled
(1953)                                                       Vehicles; prior to joining J.P. Morgan Chase in 2000,
                                                             he held a number of

Vice President and Assistant Treasurer since 2001            positions in Prudential Financial's asset
                                                             management business, including Assistant General
                                                             Counsel, Tax Director and Co-head of Fund
                                                             Administration; Mr. Ungerman also served as
                                                             Assistant Treasurer for all mutual funds managed
                                                             by Prudential.

MICHAEL MAYE                                                 Vice President, JPMIM; Chief Financial Officer of FFI;
(1965)                                                       prior to joining J.P. Morgan Chase in 2003, he was Vice
Vice President and Assistant Treasurer since 2003            President from 1999 to 2003 and Assistant Vice
                                                             President from 1996 to 1999 of Planning & Analysis
                                                             at Alliance Capital Management L.P. where he was
                                                             responsible for forecasting, special projects and
                                                             financial analysis.


MICHAEL CIOTOLA                                              Director of Financial Services of BISYS Fund Services,
(1968)                                                       Inc. since January 2003; Mr. Ciotola has held various
Vice President and Assistant Treasurer since 2003            positions within BISYS since 1998.

JUDY R. BARTLETT                                             Vice President and Assistant General Counsel, JPMIM,
(1965);                                                      since September 2000; from August 1998 through August
Vice President And Assistant Secretary since 2001            2000, she was an attorney at New York Life Insurance
                                                             Company where she served as Assistant Secretary for the
                                                             Mainstay Funds.

JOSEPH J. BERTINI                                            Vice President and Assistant General Counsel, JPMIM.
(1965)
Vice President and Assistant Secretary since 2001

WAYNE H. CHAN                                                Vice President and Assistant General Counsel, JPMIM,
(1965)                                                       since September 2002; prior to joining J.P. Morgan
Vice President and Assistant Secretary since 2003            Chase, Mr. Chan was an associate at the law firm of
                                                             Shearman & Sterling from May 2001 through
                                                             September 2002; Swidler Berlin Shereff Friedman
                                                             LLP from June 1999 through May 2001 and Whitman
                                                             Breed Abbott & Morgan LLP from September 1997
                                                             through May 1999.


THOMAS J. SMITH                                              Managing Director, Head of Compliance for J.P. Morgan
(1955);                                                      Chase's asset management business in the Americas.
Vice President and Assistant Secretary since 2002

PAUL M. DERUSSO                                              Vice President, JPMIM; Manager of the Budgeting and
(1954)                                                       Expense Group of Funds Administration Group.
Assistant Treasurer since 2001

LAI MING FUNG                                                Associate, JPMIM; Budgeting Analyst for the Budgeting
(1974)                                                       and Expense Group of Funds Administration Group.
Assistant Treasurer since 2001

MARY SQUIRES                                                 Vice President, JPMIM; Ms. Squires has held numerous
(1955)                                                       financial and operations positions supporting the J.P.
Assistant Treasurer since 2001                               Morgan Chase organization complex.

NIMISH S. BHATT                                              Senior Vice President of Alternative Investment
(1963)                                                       Products and Tax Services of BISYS Fund Services, Inc.
Assistant Treasurer since 2001*                              since January 2002; held various positions within BISYS
                                                             since 1996, including Senior Vice President of
                                                             Fund Administration and Financial Services, Vice
                                                             President and Director of International Operation,
                                                             Vice President of Financial Administration and
                                                             Vice President of Tax.

ARTHUR A. JENSEN                                             Vice President of Financial Services of BISYS Fund
(1966);                                                      Services, Inc., since June 2001; formerly Section
Assistant Treasurer since 2001*                              Manager at Northern Trust Company and Accounting
                                                             Supervisor at Allstate Insurance Company.

MARTIN R. DEAN                                               Vice President of Regulatory Services of BISYS Fund
(1963);                                                      Services, Inc.
Assistant Treasurer since 2001*

ALAINA METZ                                                  Chief Administrative Officer of BISYS Fund Services,
(1967);                                                      Inc.; formerly, Supervisor of the Blue Sky Department
Assistant Secretary since 2001*                              of Alliance Capital Management L.P.

RYAN M. LOUVAR                                               Counsel of Legal Services, BISYS Fund Services, Inc.
(1972);                                                      since 2000; formerly attorney at Hill, Farrer & Burrill
                                                             LLP from 1999 to

Assistant Secretary since 2003***                            2000 and Knapp Petersen & Clarke, PC from 1997 to 1999.

LISA HURLEY                                                  Executive Vice President and General Counsel of BISYS
(1955);                                                      Fund Services, Inc.
Assistant Secretary since 2001**


* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.


*** The contact address for the officer is 60 State Street, Boston, MA 02109.

As of November 30, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


        The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                     PROXY VOTING PROCEDURES AND GUIDELINES

        The Board of Trustees of the Funds has delegated to the Funds' investment adviser, JPMIM, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

        The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

        To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

        Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

        The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines.

        JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

        JPMIM votes proposals to classify Board on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

        JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

        JPMIM votes against proposals for a super-majority vote to approve a merger.

        JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

        JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis. JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


                               INVESTMENT ADVISER


        Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

        Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

        Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

        Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trusts and the Funds and shareholder services for the Trusts. See the "Administrator and Sub-Administrator" and "Shareholder Servicing" sections.


        J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.


        The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See the "Fund Transactions" section.

        The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.

        Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)") was the investment adviser to the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

        Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFG and JPMMFSG, Chase Fleming Asset Management (USA) Inc. served as sub-adviser to those Funds, and State Street Research & Management Company also served as sub-adviser to the Strategic Income Fund.

        As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

        The table below sets forth the investment advisory fees paid to or accrued by JPMFAM (USA) or Chase, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                                                          FISCAL PERIOD FROM
                             FISCAL YEAR ENDED      FISCAL YEAR ENDED       11/1/01 THROUGH       FISCAL YEAR ENDED
                                10/31/00                 10/31/01               8/31/02*              8/31/03
                             PAID/                  PAID/                  PAID/                  PAID/
FUND                        ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
Bond Fund II                $  1,777   $    (56)   $  2,013   $      -    $  1,781   $      -    $  2,712   $      -

Short Term Bond Fund II          125       (125)        776         86       2,284          -       3,818          -
Strategic Income Fund            125       (125)        130       (130)         91        (91)        108       (108)
U.S. Treasury Income Fund        224       (112)        305       (212)        336       (163)        447       (119)




*The Funds changed their fiscal year-end from 10/31 to 8/31.


        The table below sets forth the amounts paid to or accrued by JPMIM, (for the portfolios corresponding to the Funds through 9/9/01 and the Funds from 9/10/01 through 8/31/06) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands):



                                                                   FISCAL PERIOD FROM
                                                                     11/1/01 THROUGH      FISCAL YEAR ENDED
                                 FISCAL YEAR                            8/31/02*               8/31/03
                                   ENDED           FISCAL YEAR      PAID/                  PAID/
FUND                              10/31/00       ENDED 10/31/00*   ACCRUED     WAIVED     ACCRUED     WAIVED
Bond Fund                             $  4,648          $  4,413   $  4,315   $      -    $  4,554   $      -
Enhanced Income ***                          -                 -          -          -         914       (399)
Global Strategic Income Fund               758               652        538       (264)        586       (327)
Short Term Bond Fund                     1,019             1,126      1,474         68       2,218        (29)






                                                                                 FISCAL PERIOD FROM
                                                       FISCAL YEAR ENDED           8/1/02 THROUGH           FISCAL YEAR ENDED
                                      FISCAL YEAR           7/31/02                   8/31/02~**                  8/31/03
                                         ENDED        PAID/                      PAID/                      PAID/
FUND                                    7/31/01      ACCRUED       WAIVED       ACCRUED       WAIVED       ACCRUED       WAIVED
Fleming Emerging Markets Debt Fund   $    164,264   $      229   $      (79)   $       22   $       (2)   $      412   $       (2)


~The fees were paid by the U.S. Fixed Income Portfolio, the Global Strategic Income Portfolio, the Short Term Bond Portfolio and the Emerging Markets Debt Portfolio, respectively, prior to the despoking of the Master Feeder structure on 9/9/01.
*The Funds changed their fiscal year-end from 10/31 to 8/31.

**The Fund changed its fiscal year-end from 7/31 to 8/31.

*** The Fund's inception date is 11/31/01.


        The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

        The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, has approved the respective Advisory Agreement for each Fund.


        As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

        In approving each Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.


        In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

        Pursuant to the Administration Agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

        JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

        Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

        In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.


        Prior to September 10, 2001, pursuant to an administration agreement with each of JPMMFG and JPMMFSG on behalf of their Funds, dated August 31,1996, a predecessor to JPMorgan Chase Bank served as those Funds' administrator. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

        Prior to September 10, 2001, pursuant to an administration agreement effective July 1, 2001 with JPMF, JPMIF and JPMST, on behalf of their Funds, a predecessor to JPMorgan Chase Bank served as such Funds' administrator. For its services under this agreement, the administrator received from each such Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.

        Prior to July 1, 2001 and pursuant to co-administration agreements with JPMF, JPMIF and JPMST, on behalf of their Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for such Funds and their corresponding Portfolios. For its services under the co-administration agreements, these Funds and their corresponding Portfolios agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

        Prior to July 1, 2001 and pursuant to an administrative services agreement with JPMF, JPMIF and JPMST on behalf of their Funds a predecessor to JPMorgan Chase Bank served as such Fund's administrative services agent. For its services under this agreement, the administrative services agent received from each Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bore to the total net assets of its Trust and certain other Funds with similar arrangements.

        The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds or Portfolio (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

                                                                             FISCAL PERIOD FROM
                       FISCAL YEAR ENDED          FISCAL YEAR ENDED           11/1/01 THROUGH           FISCAL YEAR ENDED
                           10/31/00                    10/31/01                   8/31/02*                  8/31/03
                      PAID/                      PAID/                      PAID/                      PAID/
FUND                 ACCRUED       WAIVED       ACCRUED       WAIVED       ACCRUED       WAIVED       ACCRUED       WAIVED
----
Bond Fund           $      239   $        -    $      598   $     (215)   $    2,158   $   (1,158)   $    2,277   $   (1,553)
U.S. Fixed Income
Portfolio                  388            -           351            -             -            -             -            -
Bond Fund II               592          (19)          731          (49)          891         (121)        1,356          (36)
Enhanced Income
Fund**                                                                           192         (192)          548         (548)
Global Strategic
Income Fund                 41            -            65          (21)          179          (87)          195          (62)
Global Strategic
Income Portfolio            42            -            35            -             -            -             -            -
Short Term Bond
Fund                        94            -           244         (106)          884         (740)        1,331       (1,298)
Short Term Bond
Portfolio                  102            -           107            -             -
Strategic Income
Fund                        25          (25)           28          (28)           27          (27)           32          (32)
Short Term Bond
Fund II                     50          (50)          374          (60)        1,371         (259)        2,291         (549)
U.S. Treasury
Income Fund                 75            -           113          (13)          168          (39)          224         (120)


*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.




                             FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL PERIOD 8/1/02       FISCAL YEAR ENDED
                                  7/31/01                   7/31/02               THROUGH 8/31/02*              8/31/03
                          PAID/                     PAID/                     PAID/                     PAID/
FUND                      ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED       ACCRUED      WAIVED
----
Fleming Emerging Market
Debt Fund               $      227   $        -   $       50   $        -   $        5   $        -   $       88   $      (31)
The Series Portfolio             127            -            -            -


*The Fund changed its fiscal year-end from 7/31 to 8/31.


        Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with JPMMFG and JPMMFSG, on behalf of their Funds, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each such Fund. The table below sets forth the fees paid or accrued for the fiscal periods indicated (amounts in thousands).



                               FISCAL YEAR ENDED             FISCAL YEAR ENDED         FISCAL PERIOD FROM
                                    10/31/99                      10/31/00           11/1/00 THROUGH 9/9/01
                              PAID /                        PAID /                     PAID /
FUND                         ACCRUED       WAIVED          ACCRUED       WAIVED       ACCRUED       WAIVED
----
Bond Fund II                $      303   $     (271)      $      296   $       (8)   $      275   $     (159)
Intermediate Bond Fund             183         (164)             190          (19)          183            -
Short Term Bond Fund II             26          (26)              25          (25)           92          (75)
Strategic Income Fund                3(a)        (3)(a)           12          (12)           11          (11)
U.S. Treasury Income Fund           44            -               37            -            39            -


(a) Administrative fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999

                                   DISTRIBUTOR


        The Distributor serves as the Trusts' exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trusts and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trusts, the Distributor receives no compensation in its capacity as the Trusts' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

        The Distribution Agreement shall continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.


        Prior to April 11, 2001, Funds Distributors, Inc. ("FDI") serviced as the distributor of the Funds of JPMF, JPMIF and JPMST.

                                DISTRIBUTION PLAN


        Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, B, C and M Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

        Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75%, Strategic Income Fund Class M Shares pay a Distribution Fee of up to 0.50% and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.


        No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


        Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares, 0.25% annualized of the average NAV of the Class B Shares or 0.75% annualized of the average NAV of the Class C Shares maintained in a Fund by such broker-dealers' customers. For the Strategic Income Fund, such compensation to broker-dealers are in an amount not to excess 0.50% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the NAV excess of $1 billion. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

        Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

        The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").


        The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

The Distributor earned the following fees, and waived the amounts in parentheses (amounts in thousands):



                                                                                 FISCAL PERIOD FROM
                             FISCAL YEAR ENDED         FISCAL YEAR ENDED          10/31/01 THROUGH           FISCAL YEAR ENDED
                                 10/31/2000               10/31/2001                   8/31/02 *                 8/31/2003
                            PAID/                     PAID/                      PAID/                      PAID/
FUND                       ACCRUED       WAIVED      ACCRUED       WAIVED       ACCRUED       WAIVED       ACCRUED       WAIVED
----
Bond Fund                 $        -   $        -   $        -^  $        -    $        4   $        -    $       21   $        -

Bond Fund II                       -            -           93          (64)          159          (94)          201          (88)

Enhanced Income Fund **                                                                 -            -             -            -
Global Strategic Income
Fund                                            -            -^           -             1            -             4            -

Short Term Bond Fund               -            -            -^           -            15            -            26            -

Short Term Bond Fund II            -            -          822          (32)        2,769          (66)        4,570         (129)

Strategic Income Fund              -            -          150          (19)          107           (8)           90            -

U.S. Treasury Income Fund          -            -          232         (108)          209          (90)           62         (124)



* The Funds changed their fiscal year-end from 10/31 to 8/31.
** Fund commenced operations on 11/30/01.
^ Amount rounds to less than one thousand.



                           FISCAL YEAR ENDED         FISCAL YEAR ENDED       FISCAL PERIOD FROM /31/02       FISCAL YEAR ENDED
                                7/31/01                   7/31/02                 THROUGH 8/31/02                8/31/03
                          PAID/                     PAID/                      PAID/                        PAID/
FUND                     ACCRUED       WAIVED      ACCRUED       WAIVED       ACCRUED       WAIVED         ACCRUED       WAIVED
----
Fleming Emerging
Markets Debt Fund *     $        -   $        -   $        -   $        -    $        -   $        -      $        -   $        -



* The Fund changed its fiscal year-end from 7/31 to 8/31.

        Expenses paid by the Distributor related to the distribution of Fund shares under the Distribution Plan during the fiscal year ended 8/31/03:



BOND FUND
             Advertising and Sales Literature                      $      12,609
             B Share Financing Charges                                    15,354
             Compensation to dealers                                      28,748

             Compensation to sales personnel                               1,772
             Equipment, supplies and other                                 5,098
             Printing, production and mailing of prospectuses to
             other than shareholders                                      19,607
BOND FUND II
             Advertising and Sales Literature                      $         666
             B Share Financing Charges                                   103,818
             Compensation to dealers                                      52,066
             Compensation to sales personnel                                  84
             Equipment, supplies and other                                   243
             Printing, production and mailing of prospectuses to
             other than shareholders                                         989
FLEMING EMERGING MARKETS DEBT FUND
             Advertising and Sales Literature                      $         382
             B Share Financing Charges                                         0
             Compensation to dealers                                       1,159
             Compensation to sales personnel                                 104
             Equipment, supplies and other                                   169
             Printing, production and mailing of prospectuses to
             other than shareholders                                         779
GLOBAL STRATEGIC INCOME
             Advertising and Sales Literature                      $       1,023
             B Share Financing Charges                                     1,850
             Compensation to dealers                                       2,562
             Compensation to sales personnel                                 166
             Equipment, supplies and other                                   510
             Printing, production and mailing of prospectuses to
             other than shareholders                                       1,960
SHORT TERM BOND FUND
             Advertising and Sales Literature                      $       1,626
             B Share Financing Charges                                         -
             Compensation to dealers                                      12,798
             Compensation to sales personnel                                 745
             Equipment, supplies and other                                 1,986
             Printing, production and mailing of prospectuses to
             other than shareholders                                       4,678
SHORT TERM BOND FUND II
             Advertising and Sales Literature                      $      17,776
             B Share Financing Charges                                         -
             Compensation to dealers                                   3,588,167
             Compensation to sales personnel                               2,280
             Equipment, supplies and other                                 6,453
             Printing, production and mailing of prospectuses to
             other than shareholders                                      26,359
STRATEGIC INCOME FUND
             Advertising and Sales Literature                      $         277
             B Share Financing Charges                                    53,652
             Compensation to dealers                                      64,257
             Compensation to sales personnel                                  35
             Equipment, supplies and other                                   104
             Printing, production and mailing of prospectuses to
             other than shareholders                                       1,512
U.S. TREASURY INCOME FUND
             Advertising and Sales Literature                      $         955
             B Share Financing Charges                                   153,736
             Compensation to dealers                                      56,622
             Compensation to sales personnel                                 122
             Equipment, supplies and other                                   348

             Printing, production and mailing of prospectuses to
             other than shareholders                                       1,421


                                    CUSTODIAN


        Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

        For fund accounting services, each Fund, except the Global Strategic Income Fund and Fleming Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

        For fund accounting services, the Fleming Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $55,000.

        For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.


        In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

        For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

        JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT


        DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, MO 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for creating income, capital gains and other changes in share ownership to shareholder accounts.


                              SHAREHOLDER SERVICING


        The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements, which enable the Funds to obtain the services of one or more Shareholder Servicing Agents, including JPMorgan Chase Bank. Under the agreements, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.

        Under the Shareholder Servicing Agreements, each Fund has agreed to pay the JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.


Select, Class A, Class B and Class C Shares                  0.25%
Institutional Shares                                         0.10%
Ultra Shares                                                 0.05%
Class M Shares                                               0.30%

        The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents and (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated:


                                                                              FISCAL PERIOD FROM
                           FISCAL YEAR ENDED        FISCAL YEAR ENDED           11/1/01 THROUGH            FISCAL YEAR ENDED
                                10/31/00              10/31/01                      8/31/02*                    8/31/03
                          PAID/                      PAID/                       PAID/                       PAID/
FUND                     ACCRUED       WAIVED       ACCRUED     WAIVED          ACCRUED     WAIVED          ACCRUED     WAIVED
BOND FUND
Class A Shares                                                                    1,000      (1,000)          4,000       (4,000)
Class B Shares                                                                    1,000           -           6,000            -
Class C Shares                                                                                                    -^           -
Institutional
Class Shares                                        945,000     (14,000)        720,000     (74,000)        645,000      (71,000)
Select Class
Shares                   935,096            -       109,000           -         629,000           -         836,000       (1,000)
Ultra Shares                                         41,000     (41,000)        233,000    (233,000)        267,000     (267,000)
BOND FUND II
Select Class
Shares                                                1,603        (491)      1,369,000    (675,000)      2,134,000   (1,262,000)
Class A Shares                                           64         (46)         94,000     (30,000)         88,000      (59,000)
Class B Shares                                           10          (7)         21,000      (4,000)         38,000      (25,000)
ENHANCED INCOME
FUND **
Institutional
Class Shares                                                                                                366,000     (366,000)
GLOBAL STRATEGIC
INCOME FUND
Class A Shares                                                                        -                       1,000       (1,000)
Class B Shares                                                                        -                       1,000       (1,000)
Institutional
Class Shares             160,594            -       159,000      (4,000)        116,000     (26,000)        126,000      (25,000)
Select Class
Shares                                                2,000           -           9,000      (7,000)          9,000       (6,000)
SHORT TERM BOND
FUND
Class A Shares                                                                   15,000      (4,000)         26,000      (22,000)
Institutional
Class Shares             368,780            -       498,000     (88,000)        502,000    (502,000)        739,000     (726,000)
Select Class
Shares                                               22,000            -        203,000            -        344,000       (4,000)
SHORT TERM BOND
FUND II
Select Class
Shares                        25          (25)          466        (135)        275,000    (168,000)        492,000     (318,000)
Class M Shares                                                                1,899,000     (56,000)      3,111,000            -
Class A Shares                                                                  110,000     (32,000)        215,000      (24,000)

STRATEGIC INCOME
FUND
Class M Shares                                                                   16,000     (16,000)         25,000      (20,000)
Class A Shares                                                                    5,000      (5,000)          7,000       (7,000)
Class B Shares                                                                   22,000     (13,000)         20,000      (20,000)
Class C Shares                                                                    5,000      (5,000)          7,000       (7,000)
U.S. TREASURY
INCOME FUND
Select Class
Shares                        37            -           152         (13)         22,000     (13,000)        192,000     (126,000)
Class A Shares                                                                                              124,000      (70,000)
Class B Shares                                                                                               56,000       (1,000)



^Amount rounds to less than one thousand.


*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.


                                                                                FISCAL PERIOD FROM
                           FISCAL YEAR ENDED         FISCAL YEAR ENDED             8/1/02 THROUGH            FISCAL YEAR ENDED
                                7/31/01                    7/31/02                      8/31/02*                   8/31/03
                          PAID/                      PAID/                       PAID/                       PAID/
FUND                     ACCRUED       WAIVED       ACCRUED      WAIVED         ACCRUED      WAIVED         ACCRUED       WAIVED
FLEMING EMERGING
MARKETS DEBT FUND

Select Class Shares     $ 58,272            -      $ 92,000           -         $ 8,000           -       $ 147,000     (127,000)


*The Fund changed its fiscal year-end from 7/31 to 8/31.


        Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.


        For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.


        JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.


        JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                    EXPENSES

        In addition to the fees payable to the Adviser, Administrator and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator and Sub-Administrator," "Shareholder Servicing" and "Distribution Plan" above, each Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses applicable to each Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

        JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.


                             FINANCIAL PROFESSIONALS

        The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

        Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to a Fund or JPMorgan Chase Bank.

        Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS


        The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


        The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

        An investor may buy shares in a Fund: (i) through an investment representative; (ii) through the Distributor by calling the JPMorgan Service Center; or (iii) for the purchase Class A, B or C shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

        The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

        Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).


        Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

        The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.


        The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares, except Short Term Bond Fund, Short Term Bond Fund II and Enhanced Income Fund, is set forth below:



                                                                               AMOUNT OF SALES CHARGE
AMOUNT OF TRANSACTION AT            SALE CHARGE AS A PERCENTAGE OF:          RE-ALLOWED TO DEALERS AS
OFFERING PRICE ($)              OFFERING PRICE     NET AMOUNT INVESTED     A PERCENTAGE OF OFFERING PRICE
Under 100,000                         4.50                 4.71                         4.00
100,000 but under 250,000             3.75                 3.90                         3.25
250,000 but under 500,000             2.50                 2.56                         2.25
500,000 but under 1,000,000           2.00                 2.04                         1.75
Over 1,000,000                        None                 None                          N/A


        The Distributor pays broker-dealers commissions on net sales of Class A Shares of all Funds, except for Short Term Bond Fund, Short Term Bond Fund II and Enhanced Income Fund, of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.


        The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge as follows: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

        The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

        The broker-dealer allocation for Class A shares of Short Term Bond Fund, Short Term Bond Fund II and Enhanced Income Fund, with a 1.50% sales charge is set forth below:



                                                                               AMOUNT OF SALES CHARGE
AMOUNT OF TRANSACTION AT           SALE CHARGE AS A PERCENTAGE OF:            RE-ALLOWED TO DEALERS AS
OFFERING PRICE ($)              OFFERING PRICE     NET AMOUNT INVESTED     A PERCENTAGE OF OFFERING PRICE
Under 100,000                         1.50                 1.52                         1.00
100,000 but under 250,000             1.00                 1.00                         0.50
250,000 but under 500,000             0.50                 0.50                         0.25
500,000 but under 1,000,000           0.25                 0.25                         0.25
Over 1,000,000                        None                 None                          N/A


        The Distributor pays broker-dealers commissions on net sales of Class A Shares of the Short Term Bond Fund, Short Term Bond Fund II and Enhanced Income Fund of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.25% of net sales of $1 million or more. The Distributor may withhold such payments with respect to short-term investments.


        At times the Funds' distributor may re-allow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of the Fund may be deemed to be underwriters under the 1933 Act.

        There is no initial sales charge on purchases of Class A Shares of $1 million or more.

        Investors may be eligible to buy Class A Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' cumulative quantity discount, statement of intention, group sales plan and employee benefit plans.

        Some participant-directed employee benefit plans participate in a "multi-fund" program that offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

        Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the JPMorgan Funds Service Center or Distributor whenever a purchase is being made pursuant to a Statement.

        The Statement is not a binding obligation of the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

        Class A Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

        An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the JPMorgan Funds Service Center with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the JPMorgan Funds Service Center.

        A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members must agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

        No initial sales charge will apply to the purchase of a Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

        Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

        Purchases of a Fund's Class A Shares may be made with no initial sales charge (i) by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Funds or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

        Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Funds, the Distributor or the JPMorgan Funds Service Center.

        When shares of the Funds are sold to a qualified tuition plan program under Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

        A Fund may sell Class A Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of JPMorgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

        Shareholders of record of any former Chase Vista Funds as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares or Class M Shares with no initial sales charge for as long as they continue to own Class A Shares of any former Chase Vista Funds, provided there is no change in account registration.

        Shareholders of other JPMorgan Funds are entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at NAV.

        REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in a Fund at the next determined NAV subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the Shares (in an amount not in excess of the redemption proceeds), and Shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their Shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C Shares.

        EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

        Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

        The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.


        The CDSC for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for:
(i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

        The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

        For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

        A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

        The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

        Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS


        Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


        Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

        If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE


        The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

        The NAV of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.


        Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

        Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

        Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.


        For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PERFORMANCE INFORMATION


        From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

        A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A and Class M Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.


Average annual total returns are calculated according to the following formulas:

Average annual total returns (before taxes):
        P (1 + T)(SUB n)             = ERV

Average annual total returns (after taxes on distributions):
        P (1 + T)(SUB n)             = ATVD

Average annual total returns (after taxes on distributions and sale of Fund shares)
        P (1 + T)(TO THE POWER OF n) = ATVDR

Where:         P           =  a hypothetical initial payment of $1,000.

               T           =  average annual total return (before taxes, after
                              taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

               n           =  number of years

               ERV         =  ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

               ATV(SUB D)  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods

                              (or fractional portion), after taxes on
                              fund distributions but not after taxes on redemption.

               ATV(SUB DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
                              (or fractional portion), after taxes on fund distributions and redemption.

       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/03* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)


                                                                                             SINCE
                                                                                           INCEPTION    DATE OF FUND
                                                   1 YEAR      5 YEARS     10 YEARS            **        INCEPTION**

BOND FUND
Class A Shares - before taxes                         -0.34%       4.76%        5.55%
Class A Shares - after taxes on distributions         -1.96%       2.54%        3.00%
Class A Shares - after taxes on distributions
and sale of fund shares.                              -0.25%       2.66%        3.09%
Class B Shares - before taxes                         -2.01%       4.94%        5.79%
Class B Shares - after taxes on distributions         -3.42%       2.80%        3.30%
Class B Shares - after taxes on distributions
and sale of fund shares.                              -1.32%       2.87%        3.35%
Class C Shares - before taxes                          2.52%       5.37%        5.85%
Class C Shares - after taxes on distributions          1.12%       3.26%        3.36%
Class C Shares - after taxes on distributions
and sale of fund shares.                               1.62%       3.26%        3.40%
Institutional Class Shares - before taxes              3.99%       5.80%        6.17%

Institutional Class Shares - after taxes on
distributions                                          2.19%       3.46%        3.65%

Institutional Class Shares - after taxes on
distributions and sale of fund shares.                 2.56%       3.49%        3.67%
Select Class Shares - before taxes                     3.82%       5.60%        5.97%
Select Class Shares - after taxes on
distributions                                          2.08%       3.35%        3.40%
Select Class Shares - after taxes on
distributions and sale of fund shares.                 2.45%       3.37%        3.46%
Ultra Shares - before taxes                            4.08%       5.94%        6.25%
Ultra Shares - after taxes on distributions            2.25%       3.62%        3.76%
Ultra Shares - after taxes on distributions and
sale of fund shares.                                   2.62%       3.62%        3.75%
BOND FUND II
Class A Shares - before taxes                         -1.37%       4.67%        5.44%
Class A Shares - after taxes on distributions         -3.08%       2.43%         N/A ***
Class A Shares - after taxes on distributions
and sale of fund shares.                              -0.84%       2.57%         N/A ***
Class B Shares - before taxes                         -2.41%       4.87%        5.71%
Class B Shares - after taxes on distributions         -3.92%       2.73%         N/A ***
Class B Shares - after taxes on distributions         -1.50%       2.81%         N/A ***
and sale of fund shares.
Select Class Shares - before taxes                     3.42%       5.68%        5.95%
Select Class Shares - after taxes on
distributions                                          1.56%       3.38%         N/A ***
Select Class Shares - after taxes on
distributions and sale of fund shares.                 2.27%       3.41%         N/A ***
ENHANCED INCOME FUND
Institutional Class Shares - before taxes              1.14%                                     1.55%    11/30/2001
Institutional Class Shares - after taxes on
distributions                                          0.28%                                     0.67%
Institutional Class Shares - after taxes on
distributions and sale of fund shares.                 0.71%                                     0.79%
FLEMING EMERGING MARKETS DEBT

Select Class Shares - before taxes                    30.49%      18.39%                         9.43%    04/17/1997
Select Class Shares - after taxes on
distributions                                         26.51%      13.55%                         5.00%
Select Class Shares - after taxes on
distributions and sale of fund shares.                19.41%      12.77%                         5.11%
GLOBAL STRATEGIC INCOME FUND
Class A Shares - before taxes                          3.42%       3.84%                         4.24%    03/17/1997
Class A Shares - after taxes on distributions          1.63%       1.18%                         1.54%
Class A Shares - after taxes on distributions          2.13%       1.59%                         1.90%
and sale of fund shares.
Class B Shares - before taxes                          2.74%       3.91%                         4.53%
Class B Shares - after taxes on distributions          1.05%       1.37%                         1.95%
Class B Shares - after taxes on distributions
and sale of fund shares.                               1.69%       1.73%                         2.24%
Institutional Class Shares - before taxes              8.86%       5.58%                         5.42%
Institutional Class Shares - after taxes on
distributions                                          6.74%       2.75%                         2.57%
Institutional Class Shares - after taxes on
distributions and sale of fund shares.                 5.65%       2.99%                         2.82%
Select Class Shares - before taxes                     8.48%       5.24%                         5.09%
Select Class Shares - after taxes on
distributions                                          6.51%       2.40%                         2.33%
Select Class Shares - after taxes on
distributions and sale of fund shares.                 5.41%       2.69%                         2.60%
SHORT TERM BOND FUND
Class A Shares - before taxes                          0.58%       4.69%        4.99%
Class A Shares - after taxes on distributions         -0.69%       2.72%        2.89%
Class A Shares - after taxes on distributions
and sale of fund shares.                               0.46%       2.78%        2.93%
Institutional Class Shares - before taxes              2.44%       5.38%        5.44%
Institutional Class Shares - after taxes on
distributions                                          0.99%       3.29%        3.22%
Institutional Class Shares - after taxes on
distributions                                          1.66%       3.29%        3.24%
Select Class Shares - before taxes                     2.28%       5.10%        5.19%
Select Class Shares - after taxes on
distributions                                          0.92%       3.10%        3.07%
Select Class Shares - after taxes on
distributions and sale of fund shares.                 1.56%       3.11%        3.09%
SHORT TERM BOND FUND II
Class A Shares - before taxes                          0.33%       4.45%        4.86%
Class A Shares - after taxes on distributions         -0.66%       2.71%        2.90%
Class A Shares - after taxes on distributions
and sale of fund shares.                               0.22%       2.71%        2.91%
Class M Shares - before taxes                          0.09%       4.24%        4.75%
Class M Shares - after taxes on distributions         -0.80%       2.58%        2.84%
Class M Shares - after taxes on distributions
and sale of fund shares.                               0.07%       2.58%        2.84%
Select Class Shares - before taxes                     2.15%       5.07%        5.27%
Select Class Shares - after taxes on
distributions                                          1.05%       3.21%        3.22%
Select Class Shares - after taxes on
distributions and sale of fund shares.                 1.40%       3.17%        3.20%
STRATEGIC INCOME FUND
Class A Shares - before taxes                          4.87%                                     3.47%    11/30/1998
Class A Shares - after taxes on distributions          2.83%                                     0.75%
Class A Shares - after taxes on distributions
and sale of fund shares.                               3.05%                                     1.23%
Class B Shares - before taxes                          4.11%                                     3.71%
Class B Shares - after taxes on distributions          2.17%                                     1.12%
Class B Shares - after taxes on distributions
and sale of fund shares.                               2.57%                                     1.52%
Class C Shares - before taxes                          8.10%                                     4.04%
Class C Shares - after taxes on distributions          6.17%                                     1.47%
Class C Shares - after taxes on distributions          5.16%                                     1.82%

and sale of fund shares.
Class M Shares - before taxes                          6.21%                                     3.55%
Class M Shares - after taxes on distributions          4.21%                                     0.91%
Class M Shares - after taxes on distributions
and sale of fund shares.                               3.93%                                     1.35%
U.S. TREASURY INCOME FUND
Class A Shares - before taxes                         -2.61%       4.53%        5.02%
Class A Shares - after taxes on distributions         -3.96%       2.45%        2.67%
Class A Shares - after taxes on distributions
and sale of fund shares.                              -1.73%       2.53%        2.75%
Class B Shares - before taxes                         -3.72%       4.21%        4.83%
Class B Shares - after taxes on distributions         -4.80%       2.46%        2.74%
Class B Shares - after taxes on distributions
and sale of fund shares.                              -2.44%       2.48%        2.77%
Select Class Shares - before taxes                     2.29%       5.61%        5.56%
Select Class Shares - after taxes on
distributions                                          0.80%       3.47%        3.18%
Select Class Shares - after taxes on
distributions and sale of fund shares.                 1.45%       3.43%        3.21%


* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
**      If Fund has less than 10 years.
*** After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


        Calculating after-tax performance is the maximum (marginal) rate of 35%.


        YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

Yields are calculated according to the following formula:

            a-b
           -----
YIELD = 2 [( cd  +1)(TO THE POWER OF 6) - 1]

Where:

   a   =   dividends and interest earned during the period.
   b   =   expenses accrued for the period (net of reimbursements).
   c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
   d   =   the maximum offering price per share on the last day of the period.


        Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/03.



BOND FUND
  Class A Shares                                     4.01%
  Class B Shares                                     3.44%
  Class C Shares                                     3.32%
  Institutional Class Shares                         4.46%
  Select Class Shares                                4.29%
  Ultra Shares                                       4.54%
BOND FUND II
  Class A Shares                                     4.36%
  Class B Shares                                     3.82%
  Select Class Shares                                4.72%
ENHANCED INCOME FUND
  Institutional Class Shares                         1.81%
FLEMING EMERGING MARKETS DEBT FUND
  Select Class Shares                                7.09%

GLOBAL STRATEGIC INCOME FUND
  Class A Shares                                     4.20%
  Class B Shares                                     3.94%
  Institutional Class Shares                         5.00%
  Select Class Shares                                4.65%
SHORT TERM BOND FUND
  Class A Shares                                     2.14%
  Institutional Class Shares                         2.61%
  Select Class Shares                                2.35%
SHORT TERM BOND FUND II
  Class A Shares                                     2.10%
  Class M Shares                                     1.87%
  Select Class Shares                                2.40%
STRATEGIC INCOME FUND
  Class A Shares                                     4.73%
  Class B Shares                                     4.45%
  Class C Shares                                     4.45%
  Class M Shares                                     4.62%
U.S. TREASURY INCOME FUND
  Class A Shares                                     3.32%
  Class B Shares                                     2.60%
  Select Class Shares                                3.68%


        A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

        Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

        The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

        Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

        From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


                             PORTFOLIO TRANSACTIONS

        On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."


        Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


        Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies-Portfolio Turnover".

        In connection with Portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

        Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

        On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.


        If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.




        The Funds paid the following brokerage commissions for the indicated periods:


                                                                      FISCAL PERIOD FROM
                                                  FISCAL YEAR ENDED     11/1/01 THROUGH    FISCAL YEAR ENDED
                                                      10/31/01              8/31/02             8/31/03
                                                  ----------------------------------------------------------
BOND FUND
Total Brokerage Commissions                       $          80,619   $          364,078   $         270,125
Brokerage Commissions to Affiliated Broker
Dealers                                                           -                4,862              10,313
BOND FUND II
Total Brokerage Commissions                                 228,340              182,738             231,040
Brokerage Commissions to Affiliated Broker
Dealers                                                           -               40,810                   -
ENHANCED INCOME FUND
Total Brokerage Commissions                                       -                    -             128,828
Brokerage Commissions to Affiliated Broker
Dealers                                                           -                    -                   -
GLOBAL STRATEGIC INCOME FUND
Total Brokerage Commissions                                   1,777               20,830              21,997
Brokerage Commissions to Affiliated Broker
Dealers                                                           -                1,197                   -
SHORT TERM BOND FUND
Total Brokerage Commissions                                  18,480              236,459             356,704
Brokerage Commissions to Affiliated Broker
Dealers                                                           -               43,038              59,481
SHORT TERM BOND FUND II
Total Brokerage Commissions                                       -              349,234             668,879
Brokerage Commissions to Affiliated Broker
Dealers                                                           -                4,428                   -
STRATEGIC INCOME FUND
Total Brokerage Commissions                                       -                3,889               1,957
Brokerage Commissions to Affiliated Broker
Dealers                                                           -                    -                   -
U.S. TREASURY INCOME FUND
Total Brokerage Commissions                                       -               39,936              52,745
Brokerage Commissions to Affiliated Broker
Dealers                                                           -                  121                   -


        * The Fund's inception date is 11/31/01.


                                                                      FISCAL PERIOD FROM
                                                  FISCAL YEAR ENDED     8/01/02 THROUGH    FISCAL YEAR ENDED
                                                       7/31/02              8/31/02             8/31/03
FLEMING EMERGING MARKETS DEBT FUND
Total Brokerage Commissions                       $           1,795   $              187   $             904
Brokerage Commissions to Affiliated Broker
Dealers                                                           -                    -                   -


                               MASSACHUSETTS TRUST

        Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for a Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.




        Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

        No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

        Each Trust's Declaration of Trust provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


        Each Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


                              DESCRIPTION OF SHARES


        The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMMF is comprised of two series, JPMIF is comprised of eleven series, JPMST is comprised of eleven series, JPMMFG is comprised of fifteen series and JPMMFSG is comprised of nine series. See "Massachusetts Trust."

        The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

        The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

        Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of a Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of a Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.


        Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1 % of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

        The Trustees have authorized the issuance and sale to the public of two series of JPMF, eleven series of JPMIF, nine series of JPMST, fourteen series of JPMMFG and six series of JPMMFSG. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

        For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".


                          DISTRIBUTIONS AND TAX MATTERS


        The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

        Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

        QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

        In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

        Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

        If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

        EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

        Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

        FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses that it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

        FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

        Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

        Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that such Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

        Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

        Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

        SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of such Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of such Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

        In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to such Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

        FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

        STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

        Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

        CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):

                                                 AMOUNT         EXPIRATION DATE
                                             -----------------------------------
     ENHANCED INCOME FUND                    $       (1,180)     August 31, 2010
                                                       (792)     August 31, 2011
                                             --------------
                                                     (1,972)

     FLEMING EMERGING MARKETS DEBT FUND      $       (2,324)     August 31, 2010

     GLOBAL STRATEGIC INCOME FUND            $       (8,194)     August 31, 2006
                                                     (5,023)     August 31, 2007
                                                     (6,462)     August 31, 2008
                                                     (4,211)     August 31, 2009
                                                     (8,400)     August 31, 2010
                                             --------------
                                                    (32,290)*

     STRATEGIC INCOME FUND                   $       (1,652)     August 31, 2009
                                                       (917)     August 31, 2010
                                                        (46)     August 31, 2011
                                             --------------
                                                     (2,615)

     U.S. TREASURY INCOME FUND               $       (1,587)     August 31, 2008



        *The above capital loss carryover includes $426 (amount in thousands) of losses acquired from J.P. Morgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

        These Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.


                             ADDITIONAL INFORMATION


        As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

        Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder-servicing agent may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

        PRINCIPAL HOLDERS. As of November 30, 2003, the following persons owned of record, or are known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds.



     BOND FUND
     Select Class Shares
               UMBSC & Co FBO Collins - Aikman                                          5.97%
               Pension Trust - Non Union
               Attn RPS Mgmt RPTG
               PO Box 419784
               Kansas City MO  64141-6784

               Aurora Healthcare Inc Incentive Savings Plan                             5.85%
               American Century Services Inc.
               Attn: RPS Mgmt RPTG
               PO Box 419784
               Kansas City MO  64141-6784

               Forest Laboratories Inc Savings & Profit Shar Plan                      21.34%
               Benefit of Customers
               Attn: Mutual Funds
               101 Montgomery St
               San Francisco CA  94104-4122

     Institutional Class Shares
               Robert Bosch Corp.                                                       6.57%
               Robert Bosch Corp. Savings & Tax
               Attn Special Products 1/OPS3
               500 Stanton Christiana Rd
               Newark DE  19713-2107

               JPMorgan Chase Bank as Agent for                                         5.14%
               Unidel Foundation Inc.
               500 Stanton Christiana Rd
               Newark DE  19713-2107

     Class A Shares
               Nationwide Trust Company FSB                                            45.92%
               c/o IPO Portfolio Accounting
               Attn Special Products
               500 Stanton Christiana Rd 1/OPS 3
               Newark DE  19713

               JPMorgan Trust Company N A FBO                                           6.76%
               Virginia Klein
               531 E 20th St., APT 2E
               New York, NY  10010-7632

     Class B Shares
               Investors Trust Co. Cust IRA                                            12.23%
               Richard W Keough

               910 Grand Concourse, Apt. 4C
               Bronx NY  10451-2720

               NFSC FBO # C1B-357421                                                    7.73%
               Dora Kesten
               Attn  Fund Administration
               SEC# 97B00
               4800 Deer Lake Dr E FL 3
               Jacksonville, FL  32246-6484

               MLPF&S for the Sole Benefit of                                           5.59%
               its Customers
               Attn Mutual Funds Section
               14221 Dallas Parkway
               7-2 JIP-138
               Dallas TX  75254-2916

     BOND FUND II
     Select Class Shares
               Balsa & Co.                                                             43.52%
               Rebate Account
               Mutual Funds Unit 16 HCB 340
               PO Box 2558
               Houston TX  77252-2558

               Penlin & Co.                                                            28.46%
               Rebate Account
               c/o JPMorgan Chase Bank
               Attn Mutual Funds
               PO Box 31412
               Rochester, NY  14603-1412

               Liva & Company                                                          10.33%
               Rebate Account
               c/o JPMorgan Chase Bank
               Attn Mutual Funds
               PO Box 31412
               Rochester, NY  14603-1412

     Class A Shares
               Wekks Fargo Bank MN NA FBO                                               6.10%
               Amity Regional High School #5 Pen
               PO Box 1533
               Minneapolis MN  55480-1533

               Trulin & Co.                                                             5.78%
               c/o JPMorgan Chase Bank
               Attn Mutual Funds
               PO Box 31412

               Rochester, NY  14603-1412

     SHORT TERM BOND II FUND
     Select Class Shares
               Balsa & Co Rebate Account                                               27.68%
               Mutual Funds Unit 16 HCB 340
               PO Box 2558
               Houston TX  77252-2558

               Balsa & Co.                                                             14.06%
               Rebate Account
               Mutual Funds Unit 16 HCB 340
               PO Box 2558
               Houston TX  77252-2558

               LIVA & COMPANY                                                          12.69%
               C/O JPMORGAN CHASE BANK
               Rebate Account
               Attn Mutual Funds
               P.O. Box OX 31412
               Rochester, NY 14603-1412

               Perco & Co.                                                              7.82%
               Omnibus FBO Perco & Co Customers
               Mutual Fund Unit 16HCB4D
               P.O. Box 200547
               Houston, TX  77216-0547

               Penlin & Co.                                                             7.04%
               c/o JPMorgan Chase Bank
               Attn Mutual Funds
               P.O. Box 31412
               Rochester, NY  14603-1412

               Perco & Co.                                                              5.69%
               Mutual Fund Unit 16HCB4D
               P.O. Box 200547
               Houston, TX  77216-0547

               Liva & Company                                                           5.06%
               c/o JPMorgan Chase Bank
               PO Box 31412
               Rochester, NY  14603-1412

     Class A Shares
               Shakil W Ahmed                                                          13.74%
               Faria Abedin JTWROS
               24 Running Cedar Road
               Princeton NJ  08540-7562

               NFSC FEBO # C1D-007668                                                   6.55%
               Sunbird International Inc.
               1410 Broadway-28th Fl.
               New York, NY  10018

     Class M Shares
               Sumitomo Mitsui Banking                                                 99.91%
               Corporation Investment Products
               Business Dept
               3-2 Marunouchi 1-Choume
               Chiyodaku Tokyo  100-0005 Japan

     STRATEGIC INCOME FUND
     Class A Shares
               NFSC FBO # C1D-019593                                                   13.30%
               Stefan Peter
               15 W 18th St Fl 3
               New York, NY  10011-4604

               Hospital for Special Surgery                                            10.07%
               Charitable Gift Annuity
               Attn David Carrasquillo
               3 Metro Tech Center 6th Fl
               Brooklyn, NY  11245-0001

               Pershing LLC                                                             8.87%
               P.O. Box 2052
               Jersey City NJ  07303-2052

     Class B Shares
               MLPF&S for the Sole Benefit of its Customers                            11.27%
               Attn Fund Administration
               SEC# 97B00
               4800 Deer Lake Dr East 2nd Fl
               Jacksonville FL  32246-6484

     Class C Shares
               NFSC FBO # C1Q-676470                                                   24.56%
               Bel Tock Holdings Corp.
               475 Cochrane Rd
               Durham NY  12422-5236

               MLPF&S for the Sole Benefit of its Customers                            17.02%
               Attn  Fund Administration
               SEC# 97B00
               4800 Deer Lake Dr E Fl 3
               Jacksonville FL  32246-6484

               NFSC FEBO # C1B-511641                                                  11.24%
               Jim Poon
               6 Wang Fung Terrace 5th Fl
               Tai Hang Road, Hong Kong

               NFSC FBO # CL 5-648973                                                   8.25%
               Wendy Laister
               33 Greene St Apt 3W
               New York, NY  10013-2652

               NFSC FBO # C1Q-878391                                                    6.03%
               Herbert Muschel
               Dollie Muschel
               247 E 60th St Apt 907
               New York, NY  10022-1401

     U.S. TREASURY INCOME FUND
     Select Class Shares
               Jupiter & Co Cust                                                       39.65%
               FBO Investors Bank & Trust Co.
               P.O. Box 9130 FPG90
               Boston, MA  02117-9130

               Retirement Plan for the Employees of Lenox Hill Hospital                26.88%
               Attn Thomas E Poccia
               100 E 77th St.
               New York, NY  10021-1850

               Lenox Hill Hospital Endowment FD                                         7.98%
               Attn Thomas E Poccia
               100 E 77th St
               New York, NY  10021-1850

               Balsa & Co.                                                              5.31%
               JPMorgan Chase
               Attn Mutual Funds Section
               14221 Dallas Parkway
               7 2 JIP 138
               Dallas TX  75254-2916

     Class A Shares
               NFSC FEBO # 251-072036                                                  18.40%
               First American Trust FSB TTEE
               Nabisco Inc.
               Deferred Compensation Plan
               421 N Main St.
               Santa Ana CA 92701-4617

               Peoples Bank                                                             6.83%

               Attention Trust Dept.
               105 Leaders Heights Rd
               York PA  17403-5137

     Class B Shares
               MLPF&S                                                                  11.25%
               SEC# 97FC3
               4800 Deer Lake Drive East 2nd Fl
               Jacksonville, FL  32246-6484


        The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS


        The Funds' financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2003 annual report filing made with the SEC on October 28, 2003 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The foregoing financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 766-7722 for Institutional Class Shares and
(800) 348-4782 for Select Class, Ultra, Class A, Class B or Class C Shares.



        TRUST                                   ACCESSION NUMBER
        -------------------------------------   --------------------
        J.P. Morgan Funds                       0001047469-03-034564
        J.P. Morgan Institutional Funds         0001047469-03-034560
        J.P. Morgan Mutual Fund Group           0001047469-03-034558
        J.P. Morgan Mutual Fund Series Group    0001047469-03-034561
        J.P. Morgan Series Trust                0001047469-03-034562

                  APPENDIX A-DESCRIPTION OF SECURITY RATINGS*


        The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.


                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS


AAA-Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.


A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC-An obligation rated CC is highly vulnerable to nonpayment.


C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                  DEMAND BONDS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

        Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

        The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates an issuer has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

A-2--This rating indicates an issuer has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

                          CORPORATE AND MUNICIPAL BONDS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


        The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

                COMMERCIAL PAPER, INCLUDING TAX EXEMPT SECURITIES


PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

        Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned to an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

The VMIG rating is amended with a prefix denoting the long-term quality of the issuer, for instance Aaa/VMIG-1 or Aa/VMIG-1.

                                      FITCH

           DESCRIPTION OF FITCH'S TWO HIGHEST COMMERCIAL PAPER RATINGS

Fitch's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Fitch's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                          CORPORATE AND MUNICIPAL BONDS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                           SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

PART C

                               ITEM 23. EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

     (a)(1) Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (a)(2) Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000041).

     (a)(3) Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

     (a)(4) Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).

     (a)(5) Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 50 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000014).

     (a)(6) Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a) 6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998 (Accession Number
0001041455-98-000097).

     (a)(7) Amendment No. 11 to Declaration of Trust Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

     (a)(8) Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 13, 2000 (Accession Number 00001041455-00-000084).

     (a)(9) Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(10) Amendment No. 14 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).
     (a)(11) Amendment No. 15 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (a)(12) Amendment No. 16 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (a)(13) Amendment No. 17 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (b)(1) Restated By-Laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (b)(2) Amendment to By-Laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 19, 2002 (Accession Number 0001047469-02-007673).

     (b)(3) Amendment to Restated By-laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 71 to the Registration Statement filed on February 28, 2000 (Accession Number 0001041455-00-000056).

     (c) Not applicable.

     (d) Form of Investment Advisory Agreement dated May 11, 1998 between the Trust and J.P. Morgan Investment Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (e) Form of Distribution Agreement dated April 10, 2001. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (f) Not applicable.

     (g)(1) Form of Custodian Agreement dated September 7, 2001. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (g)(2) Fee Schedule dated July, 2002 for Custodian Agreement. Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 19, 2002 (Accession Number 0001047469-02-007673).

     (h)(1) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (h)(2) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (h)(3) Transfer Agency Agreement between Registrant and DST Systems, Inc. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (h)(4) Service Plan with respect to Registrant's Service Money Market Funds. Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 1997 (Accession Number 00001016964-97-000059).

     (h)(5) Service Plan with respect to Registrant's Small Company Fund Advisor Series, Small Company Opportunities Fund - Advisor Series, International Equity Fund - Advisors Series, International Opportunities Fund - Advisor Series, U.S. Equity Fund - Advisor Series, Diversified Fund - Advisor Series. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (h)(6) Amended Service Plan with respect to Registrant's Disciplined Equity
- Advisor Series and Direct Prime Money Market Funds. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

     (h)(7) Amended Service Plan with respect to Registrant's J.P. Morgan Prime Cash Management Fund. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement filed on May 17, 2000 (Accession Number 0001041455-00-000122).

     (h)(8) Form of Fee Waiver Agreement. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (i) Opinion and consent of Sullivan & Cromwell. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (j) Consent of Independent Accountants, filed herewith.

     (k) Omitted Financial Statements.  Financial statements omitted from

Item 22.

     (l) Purchase agreements with respect to Registrant's initial shares. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (m) Rule 12b-1 Distribution Plan. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (n) Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (o) Reserved.

     (p)(1) Code of Ethics for Funds. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (p)(3) Code of Ethics of Advisers. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).


     (99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Dr. Matthew Goldstein, and Ann Maynard Gray, Matthew Healey, Robert J. Higgens, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler, and Leonard M. Spalding, filed herewith.


     ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

   Not applicable.

     ITEM 25. INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

     Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     The business of J.P. Morgan Investment Management Inc. JPMIM is summarized in the Prospectuses constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of JPMIM is currently listed in the investment advisor registration on Form ADV for JPMIM (File No. 801-21011).

     ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. does not act as depositor or investment adviser to any of the investment companies.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, NY 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

     J.P. Morgan Fleming Mutual Fund Group, Inc.
     J.P. Morgan Funds
     J.P. Morgan Institutional Funds
     J.P. Morgan Series Trust
     J.P. Morgan Series Trust II
     J.P. Morgan Mutual Fund Group
     J.P. Morgan Mutual Fund Investment Trust
     J.P. Morgan Mutual Fund Select Group
     J.P. Morgan Mutual Fund Select Trust
     J.P. Morgan Mutual Fund Trust
     Mutual Fund Variable Annuity Trust
     Growth and Income Portfolio
     JPMorgan Value Opportunities Fund, Inc.
     J.P. Morgan Fleming Series Trust
     J.P. Morgan Mutual Fund Series

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.:


                                 Position and Offices             Position and Offices
Name and Address                 With Distributor                   with Registrant
----------------                 --------------------             --------------------
Lynn J. Mangum                   Chairman                                  None
90 Park Avenue
New York, N.Y. 10016

Charles Linn Booth               Vice President/Compliance                 None
3435 Stelzer Road                Officer
Columbus, OH 43219

Margaret Warner Chambers         Vice President                            None
90 Park Ave.
New York, N.Y. 10016

Dennis Sheehan                   Director                                  None
90 Park Avenue
New York, N.Y. 10016

Kevin J. Dell                    Secretary                                 None
90 Park Avenue
New York, NY 10016

Edward S. Forman                 Assistant Secretary                       None
90 Park Avenue
New York, N.Y. 10016

Robert A. Bucher                 Financial Operations Officer              None
90 Park Avenue
New York, N.Y. 10016

Patrick William McKeon           Vice President/                           None
90 Park Ave.                     Chief Compliance Officer
New York, NY 10016

William J. Tomko                 President                                 None
3435 Stelzer Road
Columbus, OH 43219


     (c) Not applicable.

     ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Rules thereunder will be maintained at the offices of:

     JP Morgan Chase Bank: 3 Chase MetroTech, Brooklyn, NY 11245 and J.P. Morgan Investment Management Inc.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as shareholder servicing agent and administrative services agent).

     DST SYSTEMS, INC.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).

     JPMorgan Chase Bank: 3 MetroTech, Brooklyn, New York 11245 (records relating to its functions as custodian and fund accounting agent.)

     J.P. MORGAN FUND DISTRIBUTORS, INC.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as distributor and sub-administrator).

     ITEM 29. MANAGEMENT SERVICES.

   Not Applicable.

     ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 29th day of December, 2003.


                                              J.P. MORGAN INSTITIUTIONAL FUNDS

                                              By:        /s/ George C.W. Gatch
                                               ---------------------------------
                                                          George C.W. Gatch
                                                          President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on December 29, 2003.


     Fergus Reid, III*
     ------------------------------------
     Fergus Reid, III
     Trustee and Chairman

     William J. Armstrong*
     ------------------------------------
     William J. Armstrong
     Trustee

     Roland R. Eppley, Jr.*
     ------------------------------------
     Roland R. Eppley, Jr.
     Trustee


     Dr. Matthew Goldstein*
     ------------------------------------
     Dr. Matthew Goldstein
     Trustee


     Ann Maynard Gray*
     ------------------------------------
     Ann Maynard Gray
     Trustee

     Matthew Healey*
     ------------------------------------
     Matthew Healey
     Trustee and President

     Robert J. Higgins*
     ------------------------------------
     Robert J. Higgins
     Trustee


     William G. Morton, Jr.*
     ------------------------------------
     William G. Morton, Jr.
     Trustee


     James J. Schonbachler*
     ------------------------------------
     James J. Schonbachler
     Trustee

     Leonard M. Spalding, Jr.*
     ------------------------------------
     Leonard M. Spalding, Jr.
     Trustee


                                 *By  /s/ Patricia A. Maleski
                                      ------------------------------------------
                                      Patricia A. Maleski
                                      Treasurer and
                                      Attorney-in-Fact

                                   INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION OF EXHIBIT

(j)      Consent of Independent Accountants.

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Dr. Matthew Goldstein, Ann Maynard Gray, Matthew Healey, Robert J. Higgins, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler and Leonard M. Spalding.